UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22717

First Trust Exchange-Traded Fund VI
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Address of principal executive offices)

W. Scott Jardine, Esq. First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report
For the Year Ended March 31, 2024

First Trust Exchange-Traded Fund VI

First Trust Nasdaq Bank ETF (FTXO)
First Trust Nasdaq Food & Beverage ETF (FTXG)
First Trust Nasdaq Oil & Gas ETF (FTXN)
First Trust Nasdaq Pharmaceuticals ETF (FTXH)
First Trust S-Network E-Commerce ETF (ISHP)
First Trust Nasdaq Semiconductor ETF (FTXL)
First Trust Nasdaq Transportation ETF (FTXR)
First Trust S-Network Streaming & Gaming ETF (BNGE)

First Trust Exchange-Traded Fund VI
Annual Report
March 31, 2024

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
March 31, 2024
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended March 31, 2024.
On March 21, 2024, the Swiss National Bank (“SNB”) unexpectedly announced a reduction of 25 basis points (“bps”) to its policy interest rate, lowering the metric from 1.75% to 1.50%. The move marked the SNB’s first interest rate cut in nine years and made Switzerland the first member of the so-called “Group of 10” (“G10”) to announce a policy rate reduction since the global battle with inflation began post COVID-19. Notably, the SNB’s announcement stood in stark contrast to the Bank of Japan’s revelation earlier in the same week that it would be raising interest rates for the first time in 17 years. Investors may be wondering why these two nations are undertaking divergent interest rate policies. From our perspective, the answer lies in the data. Despite recent disinflation, just two of the 11 countries that comprise the G10 boast headline inflation that lies below their target rate. Those countries are Denmark and Switzerland, with headline inflation of 0.8% and 1.0%, respectively. By contrast, headline inflation stood at 2.8% in Japan, above the Bank of Japan’s stated policy rate of 2.0%.
In the U.S., the trailing 12-month rate of the Consumer Price Index stood at 3.5% at the end of March 2024, down from its most-recent high of 9.1% at the end of June 2022, but up from its most recent low of 3.0% in June 2023. Continued inflationary pressures, along with better-than-expected economic data, continue to fuel the debate regarding the timing of interest rate cuts in the U.S. In December 2023, the Federal Reserve (the “Fed”) announced that they expected to implement three interest rate cuts for a total of 75 bps in 2024. The announcement was met with exuberance, sending the S&P 500® Index surging by 12.10% on a total return basis between December 13, 2023, the date of the Fed’s announcement, and the end of March 2024. That said, investors may have overestimated the timing of these cuts. On December 29, 2023, the Federal Funds rate futures market projected that the Fed would implement six rate cuts totaling 158 bps in 2024. As of the end of March 2024, that same futures market estimated that just two cuts, totaling 67 bps, were likely to occur by the end of the year.
Attention remains focused on the U.S. consumer, with reports that the current pace of spending may be unsustainable over the long-term. One justification for this view is recent analysis by the Federal Reserve Bank of San Francisco, which revealed that the excess savings consumers built up during the pandemic are likely to be completely drawn down in the first half of 2024. That said, the Fed also reported that U.S. household net worth surged by 3.2% on a quarter-over-quarter basis to a record $156.2 trillion in the fourth quarter of 2023. While it is true that many households are feeling the sting of persistent inflation, the increase in wealth brought on by surging equity valuations and home prices mitigated some of that pain, in our opinion.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
March 31, 2024
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service and Registered Rep.
State of the Global Economy
The latest global growth forecast from the International Monetary Fund (“IMF”) released in April 2024 sees real gross domestic product (“GDP”) rising by 3.2% worldwide in 2024, up from their forecast of 3.1% in January 2024. The IMF is forecasting a 2.7% increase in the U.S. GDP, up from its January 2024 estimate of 2.1%. The GDP in Emerging Market and Developing Economies is expected to grow by 4.2% this year, up from the IMF’s 4.1% estimate in January 2024. The IMF notes that its current global growth forecast remains below the historical average (2000-2019) of 3.8%, reflecting restrictive monetary policies and low productivity growth.
In the U.S., inflation, as measured by the Consumer Price Index (“CPI”), stood at 3.5% on a trailing 12-month basis at the end of March 2024, according to the U.S. Bureau of Labor Statistics. While it is true that the CPI decreased from its most recent high of 9.1% set in June 2022, the rate has increased from its most recent low of 3.0% set in June 2023.
Performance of Global Stocks and Bonds
The major U.S. stock indices were markedly higher over the past 12 months. The S&P 500® (the “Index”), S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of 29.88%, 23.33%, and 15.93%, respectively, for the 12-month period ended March 31, 2024. Each of the 11 major sectors that comprise the Index were positive on a total return basis. The top performer was the Communication Services sector, up 49.76%, while the worst showing came from the Utilities sector, up 0.42%.
A Bloomberg survey of twenty-one equity strategists found that their average 2024 year-end price target for the Index was 4,962 as of March 19, 2024. The highest and lowest estimates were 5,400 and 4,200, respectively. Brian Wesbury, Chief Economist at First Trust, announced in December 2023 that he is looking for a year-end price target of 4,500. The Index closed trading on March 28, 2024, at an all-time high of 5,254.35. The outlook for U.S. corporate earnings in 2024 is very strong. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for the 2024 and 2025 calendar years stood at 8.99% and 13.34%, respectively, as of March 31, 2024.
The broader foreign stock indices experienced positive total returns over the past year. For the 12-month period ended March 31, 2024, the MSCI World ex USA and MSCI Emerging Markets equity indices posted total returns of 15.18% (USD) and 7.86% (USD), respectively, according to Bloomberg. The major foreign bond indices were also positive. The Bloomberg Global Aggregate Bond Index of higher quality debt posted a total return of 0.72% (USD) over the 12-month period ended March 31, 2024, while the Bloomberg EM Hard Currency Aggregate Index of emerging markets debt increased by 9.53% (USD) during the same period, according to Bloomberg. The U.S. Dollar rose 1.93% over the same period against a basket of major currencies, as measured by the U.S. Dollar Index (DXY).
The U.S. bond market also saw positive total returns. The top performing major debt group we track was U.S. corporate high yield. The Bloomberg U.S. Corporate High Yield Bond Index posted a total return of 13.13% for the 12-month period ended March 31, 2024. The worst performing U.S. debt group that we track was U.S. Treasuries. The Bloomberg U.S. Treasury Intermediate Index posted a total return of 1.85%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) rose by 73 basis points in the period to close at 4.20% on March 28, 2024, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.35% for the 10-year period ended March 31, 2024.

Fund Performance Overview (Unaudited)
First Trust Nasdaq Bank ETF (FTXO)
The First Trust Nasdaq Bank ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart BanksTM Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “FTXO.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the banking sector that have been selected based upon their liquidity and weighted based upon their cumulative score on four investing factors: net income, return on assets, momentum and book value. The Index’s initial selection universe consists of the component securities of the Nasdaq US BenchmarkTM Index that have been classified as comprising the banking sector according to the Industry Classification Benchmark. The Nasdaq US BenchmarkTM Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. This classification includes companies providing a broad range of financial services, including retail banking, loans and money transmissions.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/24	5 Years Ended 3/31/24	Inception (9/20/16) to 3/31/24	5 Years Ended 3/31/24	Inception (9/20/16) to 3/31/24
Fund Performance
NAV	31.97%	5.12%	6.83%	28.34%	64.41%
Market Price	32.05%	5.11%	6.82%	28.29%	64.35%
Index Performance
Nasdaq US Smart BanksTM Index	32.92%	5.82%	7.54%	32.68%	72.77%
Nasdaq US Benchmark BanksTM Index	40.25%	8.87%	10.66%	52.91%	114.38%
Nasdaq US BenchmarkTM Index	29.62%	14.41%	14.20%	96.01%	171.70%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a net asset value (“NAV”) return of 31.97% during the period covered by this report. During the same period, the Nasdaq US Benchmark BanksTM Index (the “Benchmark”) generated a return of 40.25%. The Fund was allocated to three Banking sub-industries. The largest two sub-industries of the three were Regional Banks with a weight of 55.9% and Diversified Banks with a weight of 40.3%. The sub-industry with the greatest contribution to the Fund’s overall return was the Diversified Banks sub-industry, which contributed 18.0%. No single sub-industry in the Fund had a negative return for the period covered by this report.

Nasdaq® and Nasdaq US Smart BanksTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Bank ETF (FTXO) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	100.0%
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Citigroup, Inc.	8.5%
Bank of America Corp.	8.2
JPMorgan Chase & Co.	8.0
U.S. Bancorp	7.9
Wells Fargo & Co.	7.8
Citizens Financial Group, Inc.	4.3
PNC Financial Services Group (The), Inc.	4.1
Fifth Third Bancorp	4.0
Huntington Bancshares, Inc.	3.9
M&T Bank Corp.	3.9
Total	60.6%

Performance of a $10,000 Initial Investment
September 20, 2016 - March 31, 2024

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$27,170
$21,438
$17,277
$16,441
9/20/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
3/31/24
First Trust Nasdaq Bank ETF
Nasdaq US Smart Banks™ Index
Nasdaq US Benchmark Banks™ Index
Nasdaq US Benchmark™ Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Food & Beverage ETF (FTXG)
The First Trust Nasdaq Food & Beverage ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart Food & BeverageTM Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “FTXG.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the food and beverage sector that have been selected based upon their liquidity and weighted based upon their cumulative score on four investing factors: gross income, return on assets, momentum and cash flow. The Index’s initial selection universe consists of the component securities of the Nasdaq US BenchmarkTM Index that have been classified as comprising either the beverages sector or food producers sector according to the Industry Classification Benchmark (“ICB”). The Nasdaq US BenchmarkTM Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. These classifications include: (i) manufacturers and shippers of cider or malt products; (ii) producers, distillers, vintners, blenders and shippers of wine and spirits; (iii) manufacturers, bottlers and distributors of non-alcoholic beverages; (iv) companies that grow crops or raise livestock, operate fisheries or own non-tobacco plantations; (v) food producers, including meatpacking, snacks, fruits, vegetables, dairy products and frozen seafood; (vi) producers of pet food; and (vii) manufacturers of dietary supplements, vitamins and related items.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/24	5 Years Ended 3/31/24	Inception (9/20/16) to 3/31/24	5 Years Ended 3/31/24	Inception (9/20/16) to 3/31/24
Fund Performance
NAV	-3.60%	6.55%	4.85%	37.32%	42.81%
Market Price	-3.53%	6.59%	4.85%	37.59%	42.80%
Index Performance
Nasdaq US Smart Food & BeverageTM Index	-3.07%	7.22%	5.51%	41.69%	49.70%
Nasdaq US Benchmark Food, Beverage and TobaccoTM Index	0.25%	8.97%	7.40%	53.62%	71.16%
Nasdaq US BenchmarkTM Index	29.62%	14.41%	14.20%	96.01%	171.70%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of -3.60% during the time period covered by this report. During the same period, the Nasdaq US Benchmark Food, Beverage and TobaccoTM Index (the “Benchmark”) generated a return of 0.25%. The greatest industry allocations in the Fund were to the Food Products and Beverages industries, which carried an average weight of 59.6% and 33.6%, respectively. However, the greatest contribution to the Fund’s return came from the Consumer Staples Distribution & Retail industry. The allocation to this industry included only one security, US Foods Holding Corp., but the inclusion of this security in the portfolio created a contribution of 1.7% to the Fund’s overall return, which was greater than the contribution of any other industry in the Fund. The investments in the Food Products industry had the most negative contribution to the Fund’s return. This industry received the greatest allocation of any industry in the Fund and caused a drag of -6.0% on the Fund’s overall return during the period covered by this report.

Nasdaq® and Nasdaq US Smart Food & BeverageTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Food & Beverage ETF (FTXG) (Continued)

Sector Allocation	% of Total Long-Term Investments
Consumer Staples	95.9%
Materials	4.1
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Archer-Daniels-Midland Co.	9.0%
PepsiCo, Inc.	8.0
Coca-Cola (The) Co.	7.7
Kraft Heinz (The) Co.	7.7
Mondelez International, Inc., Class A	7.3
Constellation Brands, Inc., Class A	4.2
General Mills, Inc.	4.1
Tyson Foods, Inc., Class A	4.1
Corteva, Inc.	4.1
Molson Coors Beverage Co., Class B	4.1
Total	60.3%

Performance of a $10,000 Initial Investment
September 20, 2016 - March 31, 2024
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$27,170
$17,116
$14,970
$14,281
9/20/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
3/31/24
First Trust Nasdaq Food & Beverage ETF
Nasdaq US Smart Food & Beverage™ Index
Nasdaq US Benchmark Food, Beverage & Tobacco™ Index
Nasdaq US Benchmark™ Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Oil & Gas ETF (FTXN)
The First Trust Nasdaq Oil & Gas ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart Oil & GasTM Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “FTXN.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the oil and gas sector that have been selected based upon their liquidity and weighted based upon their cumulative score on four investing factors: gross income, return on assets, momentum and cash flow. The Index’s initial selection universe consists of the component securities of the Nasdaq US BenchmarkTM Index that have been classified as comprising either the oil & gas producers sector or the oil equipment, services & distribution sector according to the Industry Classification Benchmark (“ICB”). The Nasdaq US BenchmarkTM Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. These classifications include: (i) companies engaged in the exploration for and drilling, production, refining and supply of oil and gas products; (ii) integrated oil and gas companies engaged in the exploration for, and drilling, production, refining, distribution and retail sales of, oil and gas products; (iii) suppliers of equipment and services to oil fields and offshore platforms, such as drilling, exploration, seismic-information services and platform construction; and (iv) operators of pipelines carrying oil, gas or other forms of fuel.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/24	5 Years Ended 3/31/24	Inception (9/20/16) to 3/31/24	5 Years Ended 3/31/24	Inception (9/20/16) to 3/31/24
Fund Performance
NAV	23.65%	13.85%	8.98%	91.30%	90.99%
Market Price	23.65%	13.85%	8.97%	91.25%	90.93%
Index Performance
Nasdaq US Smart Oil & GasTM Index	24.52%	14.59%	9.68%	97.56%	100.45%
Nasdaq US Benchmark EnergyTM Index	15.97%	12.15%	8.71%	77.38%	87.44%
Nasdaq US BenchmarkTM Index	29.62%	14.41%	14.20%	96.01%	171.70%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 23.65% during the period covered by this report. During the same period, the Nasdaq US Benchmark EnergyTM Index (the “Benchmark”) generated a return of 15.97%. The Oil & Gas Exploration & Production sub-industry received the greatest allocation in the Fund with a weight of 45.8% and contributed the most of any sub-industry to the Fund’s overall return at 11.7%. No single sub-industry in the Fund had a negative return for the period covered by this report.

Nasdaq® and Nasdaq US Smart Oil & GasTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Oil & Gas ETF (FTXN) (Continued)

Sector Allocation	% of Total Long-Term Investments
Energy	100.0%
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
ConocoPhillips	8.1%
Exxon Mobil Corp.	7.9
Marathon Petroleum Corp.	7.9
Chevron Corp.	7.4
Occidental Petroleum Corp.	6.2
Valero Energy Corp.	4.3
Phillips 66	4.1
EOG Resources, Inc.	4.0
Devon Energy Corp.	3.7
Cheniere Energy, Inc.	3.7
Total	57.3%

Performance of a $10,000 Initial Investment
September 20, 2016 - March 31, 2024

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
9/20/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
3/31/24
$27,170
$20,045
$19,099
$18,744
First Trust Nasdaq Oil & Gas ETF
Nasdaq US Smart Oil & Gas™ Index
Nasdaq US Benchmark Energy™ Index
Nasdaq US Benchmark™ Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Pharmaceuticals ETF (FTXH)
The First Trust Nasdaq Pharmaceuticals ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart PharmaceuticalsTM Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “FTXH.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the pharmaceutical sector that have been selected based upon their liquidity and weighted based upon their cumulative score on four investing factors: gross income, return on assets, momentum and cash flow. The Index’s initial selection universe consists of the component securities of the Nasdaq US BenchmarkTM Index that have been classified as comprising the pharmaceuticals and biotechnology sub-sectors according to the Industry Classification Benchmark. The Nasdaq US BenchmarkTM Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. This classification includes vaccine producers and manufacturers of prescription or over-the-counter drugs.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/24	5 Years Ended 3/31/24	Inception (9/20/16) to 3/31/24	5 Years Ended 3/31/24	Inception (9/20/16) to 3/31/24
Fund Performance
NAV	8.79%	6.61%	5.75%	37.72%	52.32%
Market Price	8.83%	6.73%	5.75%	38.49%	52.32%
Index Performance
Nasdaq US Smart PharmaceuticalsTM Index	9.46%	7.30%	6.44%	42.24%	60.00%
Nasdaq US Benchmark PharmaceuticalsTM Index	23.47%	14.12%	13.16%	93.56%	153.64%
Nasdaq US BenchmarkTM Index	29.62%	14.41%	14.20%	96.01%	171.70%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 8.79% during the period covered by this report. During the same period, the Nasdaq US Benchmark PharmaceuticalsTM Index (the “Benchmark”) generated a return of 23.47%. During the period covered by this report, the Fund allocated over 90% of its assets across two industries: Biotechnology and Pharmaceuticals. The Pharmaceuticals industry carried an average weight of 48.4% and contributed 3.3% to the Fund’s overall return while the allocation to Biotechnology had an average weight of 43.0% and contributed 3.0% to the Fund’s overall return for the period covered by this report.

Nasdaq® and Nasdaq US Smart PharmaceuticalsTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Pharmaceuticals ETF (FTXH) (Continued)

Sector Allocation	% of Total Long-Term Investments
Health Care	100.0%
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Bristol-Myers Squibb Co.	7.6%
Pfizer, Inc.	7.4
Merck & Co., Inc.	7.3
AbbVie, Inc.	7.3
Johnson & Johnson	6.9
Amgen, Inc.	3.7
Eli Lilly & Co.	3.7
Gilead Sciences, Inc.	3.6
Cardinal Health, Inc.	3.5
Regeneron Pharmaceuticals, Inc.	3.5
Total	54.5%

Performance of a $10,000 Initial Investment
September 20, 2016 - March 31, 2024

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$27,170
$25,364
$16,000
$15,232
9/20/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
3/31/24
First Trust Nasdaq Pharmaceuticals ETF
Nasdaq US Smart Pharmaceuticals™ Index
Nasdaq US Benchmark Pharmaceuticals™ Index
Nasdaq US Benchmark™ Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust S-Network E-Commerce ETF (ISHP)
The First Trust S-Network E-Commerce ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the S-Network Global E-Commerce IndexTM (the “Index”). The Fund lists and principally trades its shares on Nasdaq, Inc. under the symbol “ISHP.” The Fund will normally invest at least 90% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index. The Index is owned and is developed, maintained and sponsored by VettaFi LLC (the “Index Provider”).
The Index seeks to provide exposure to companies with securities listed on major global recognized exchanges that are engaged in the global e-commerce industry. According to the Index Provider, to be eligible for inclusion in the Index, a security must be issued by a company engaged in at least one of the four following business segments comprising the global e-commerce industry: (1) content navigation; (2) online retail; (3) online marketplace; and (4) e-commerce infrastructure.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/24	5 Years Ended 3/31/24	Inception (9/20/16) to 3/31/24	5 Years Ended 3/31/24	Inception (9/20/16) to 3/31/24
Fund Performance
NAV	13.99%	7.02%	6.66%	40.41%	62.45%
Market Price	16.24%	7.01%	6.64%	40.29%	62.24%
Index Performance
S-Network Global E-Commerce IndexTM(1)(2)	14.82%	N/A	N/A	N/A	N/A
MSCI ACWI Index	23.15%	10.90%	10.82%	67.78%	116.71%

(1)
On January 26, 2022, the Fund’s underlying index changed from the Nasdaq US Smart RetailTM Index to the S-Network Global E-Commerce
IndexTM. Therefore, performance and historical returns shown for the periods prior to January 26, 2022, are not necessarily indicative of the performance of the Fund, based on its current index, would have generated.

(2)
Because the Fund’s underlying index has an inception date of April 30, 2021, performance data for the Index is not available for all periods shown in the table because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 13.99% during the time period covered by this report. During the same period, the MSCI ACWI Index (the “Benchmark”) generated a return of 23.15%. The sector with the greatest weight was the Consumer Discretionary at 38.4%. This sector also had the greatest contribution to the Fund’s overall performance at 6.6%. Conversely, the sector with the largest negative impact to the Fund’s return was the Consumer Staples sector, which contributed -1.5% to the Fund’s overall return. The Fund’s currency exposure caused -0.7% of underperformance during the period covered by this report.

S-Network and S-Network Global E-Commerce IndexTM (“Index”) are service marks of VettaFi LLC and have been licensed for use by First Trust Advisors L.P. The Fund is not issued, sponsored, endorsed, sold or promoted by VettaFi LLC or its affiliates (collectively, “VettaFi”). VettaFi makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust S-Network E-Commerce ETF (ISHP) (Continued)

Sector Allocation	% of Total Long-Term Investments
Consumer Discretionary	40.2%
Communication Services	23.1
Industrials	11.4
Financials	11.0
Real Estate	6.4
Consumer Staples	4.5
Information Technology	3.4
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Zalando SE	2.3%
Adyen N.V.	2.1
DoorDash, Inc., Class A	2.1
Meta Platforms, Inc., Class A	2.1
Rakuten Group, Inc.	2.0
Meituan, Class B	2.0
eBay, Inc.	2.0
Uber Technologies, Inc.	1.9
CarMax, Inc.	1.9
Copart, Inc.	1.9
Total	20.3%

Performance of a $10,000 Initial Investment
September 20, 2016 - March 31, 2024

$25,000
$20,000
$15,000
$10,000
$5,000
$21,671
$16,245
9/20/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
3/31/24
First Trust S-Network E-Commerce ETF
MSCI ACWI Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Semiconductor ETF (FTXL)
The First Trust Nasdaq Semiconductor ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart SemiconductorTM Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “FTXL.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the semiconductor sector that have been selected based upon their liquidity and weighted based upon their cumulative score on four investing factors: gross income, return on assets, momentum and cash flow. The Index’s initial selection universe consists of the component securities of the Nasdaq US BenchmarkTM Index that have been classified as comprising the semiconductors sub-sector according to the Industry Classification Benchmark. The Nasdaq US BenchmarkTM Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. This classification includes producers and distributors of semiconductors and other integrated chips, including other products related to the semiconductor industry, such as semiconductor capital equipment and motherboards.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/24	5 Years Ended 3/31/24	Inception (9/20/16) to 3/31/24	5 Years Ended 3/31/24	Inception (9/20/16) to 3/31/24
Fund Performance
NAV	40.73%	24.13%	23.09%	194.74%	377.47%
Market Price	40.72%	24.16%	23.08%	195.04%	377.37%
Index Performance
Nasdaq US Smart SemiconductorTM Index	41.69%	24.93%	23.88%	204.37%	401.18%
Nasdaq US Benchmark SemiconductorsTM Index	108.25%	37.26%	31.73%	387.17%	695.74%
Nasdaq US BenchmarkTM Index	29.62%	14.41%	14.20%	96.01%	171.70%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 40.73% during the time period covered by this report. During the same period, the Nasdaq US Benchmark SemiconductorsTM Index (the “Benchmark”) generated a return of 108.25%. The Fund is highly concentrated within one industry. The Fund allocated 74.5% to the Semiconductors sub-industry, and these investments were, unsurprisingly, the primary driver of returns during the period covered by this report, with a 28.7% contribution to the Fund’s overall return. The Semiconductor Materials and Equipment sub-industry was the only other sub-industry with a significant average weight in the Fund during the same period. This sub-industry’s allocation was 22.0% and created a 12.7% contribution to the Fund’s overall return during the period covered by this report.

Nasdaq® and Nasdaq US Smart SemiconductorTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Semiconductor ETF (FTXL) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	100.0%
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
NVIDIA Corp.	8.8%
QUALCOMM, Inc.	8.3
Intel Corp.	7.9
Applied Materials, Inc.	7.9
Broadcom, Inc.	7.9
Microchip Technology, Inc.	4.1
Texas Instruments, Inc.	4.0
Amkor Technology, Inc.	4.0
Lam Research Corp.	4.0
Skyworks Solutions, Inc.	4.0
Total	60.9%

Performance of a $10,000 Initial Investment
September 20, 2016 - March 31, 2024

$100,000
$75,000
$50,000
$25,000
$0
9/20/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
3/31/24
$79,574
$50,118
$47,747
$27,170
First Trust Nasdaq Semiconductor ETF
Nasdaq US Smart Semiconductor™ Index
Nasdaq US Benchmark Semiconductors™ Index
Nasdaq US Benchmark™ Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Transportation ETF (FTXR)
The First Trust Nasdaq Transportation ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart TransportationTM Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “FTXR.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the transportation sector that have been selected based upon their liquidity and weighted based upon their cumulative score on four investing factors: gross income, return on assets, momentum and cash flow. The Index’s initial selection universe consists of the component securities of the Nasdaq US BenchmarkTM Index that have been classified as comprising the industrial transportation sector, the automobiles & parts sector or the airlines sub-sector according to the Industry Classification Benchmark. The Nasdaq US BenchmarkTM Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. These classifications include: (i) operators of mail and package delivery services; (ii) providers of on-water transportation for commercial markets; (iii) providers of industrial railway transportation and railway lines; (iv) companies that manage airports, train depots, roads, bridges, tunnels, ports, and providers of logistic services to shippers of goods; (v) companies that provide commercial trucking services; (vi) makers of motorcycles and passenger vehicles; (vii) manufacturers and distributors of new and replacement parts for motorcycles and automobiles; (viii) manufacturers, distributors and retreaders of automobile, truck and motorcycle tires; and (ix) companies providing primarily passenger air transport.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/24	5 Years Ended 3/31/24	Inception (9/20/16) to 3/31/24	5 Years Ended 3/31/24	Inception (9/20/16) to 3/31/24
Fund Performance
NAV	20.13%	8.09%	8.00%	47.55%	78.51%
Market Price	20.09%	8.09%	8.00%	47.57%	78.45%
Index Performance
Nasdaq US Smart TransportationTM Index	20.99%	8.53%	8.53%	50.54%	85.12%
Nasdaq US Benchmark Industrial TransportationTM Index	22.60%	14.04%	15.55%	92.90%	196.71%
Nasdaq US BenchmarkTM Index	29.62%	14.41%	14.20%	96.01%	171.70%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 20.13% during the period covered by this report. During the same period, the Nasdaq US Benchmark Industrial TransportationTM Index (the “Benchmark”) generated a return of 22.60%. The Ground Transportation industry received the greatest allocation in the Fund with a weight of 27.4% and contributed the most of any industry to the Fund’s overall return at 7.9%. The most negatively impacting industry to the Fund’s overall return during the period covered by this report was the Automobile Components industry at -0.9%.

Nasdaq® and Nasdaq US Smart TransportationTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Transportation ETF (FTXR) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	67.0%
Consumer Discretionary	32.3
Energy	0.7
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
FedEx Corp.	8.9%
General Motors Co.	8.5
Ford Motor Co.	8.2
United Parcel Service, Inc., Class B	7.7
Tesla, Inc.	6.7
Delta Air Lines, Inc.	4.3
PACCAR, Inc.	4.3
United Airlines Holdings, Inc.	4.0
United Rentals, Inc.	4.0
American Airlines Group, Inc.	3.7
Total	60.3%

Performance of a $10,000 Initial Investment
September 20, 2016 - March 31, 2024

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
9/20/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
3/31/24
$29,671
$27,170
$18,512
$17,851
First Trust Nasdaq Transportation ETF
Nasdaq US Smart Transportation™ Index
Nasdaq US Benchmark Industrial Transportation™ Index
Nasdaq US Benchmark™ Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust S-Network Streaming & Gaming ETF (BNGE)
The First Trust S-Network Streaming & Gaming ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the S-Network Streaming & Gaming Index (the “Index”). The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol “BNGE.” The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Index is developed, maintained and sponsored by VettaFi LLC (the “Index Provider”).
According to the Index Provider, the Index is composed of common stock and depositary receipts issued by U.S. and non-U.S. companies that enable remote users to access online content; publish online content; participate in prospective wagering; spectate or participate in competitive video gaming; and that provide the products, services and technology that are necessary for the streaming and gaming industries. The Index Provider retains the right at any time, upon prior written notice, to modify the Index methodology.

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 3/31/24	Inception (1/25/22) to 3/31/24	Inception (1/25/22) to 3/31/24
Fund Performance
NAV	20.89%	2.10%	4.63%
Market Price	20.47%	2.04%	4.50%
Index Performance
S-Network Streaming & Gaming Index	22.22%	3.18%	7.05%
MSCI ACWI Index	23.15%	7.16%	16.25%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 20.89% during the period covered by this report. During the same period, the MSCI ACWI Index (the “Benchmark”) generated a return of 23.15%. The United States had the greatest allocation of any country in the Fund with a weight of 51.6% and contributed the most to the Fund’s overall return with 18.7%. Sweden was the largest detractor from the Fund’s overall return contributing -1.0%. The Fund’s currency exposure caused -1.7% of underperformance during the period covered by this report.

S-Network and S-Network Streaming & Gaming Index (“Index”) are service marks of VettaFi LLC and have been licensed for use by First Trust Advisors L.P. The Fund is not issued, sponsored, endorsed, sold or promoted by VettaFi LLC or its affiliates (collectively, “VettaFi”). VettaFi makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust S-Network Streaming & Gaming ETF (BNGE) (Continued)

Sector Allocation	% of Total Long-Term Investments
Communication Services	56.9%
Consumer Discretionary	26.1
Information Technology	17.0
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
NVIDIA Corp.	6.8%
Walt Disney (The) Co.	5.6
Spotify Technology S.A.	5.2
Flutter Entertainment PLC	5.1
Netflix, Inc.	5.1
Advanced Micro Devices, Inc.	5.0
NetEase, Inc., ADR	4.7
Tencent Holdings Ltd.	4.4
Nintendo Co., Ltd.	4.1
Electronic Arts, Inc.	4.0
Total	50.0%

Performance of a $10,000 Initial Investment
January 25, 2022 - March 31, 2024
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
1/25/22
3/31/22
9/30/22
3/31/23
9/30/23
3/31/24
$11,625
$10,705
$10,463
First Trust S-Network Streaming & Gaming ETF
S-Network Streaming & Gaming Index
MSCI ACWI Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
March 31, 2024 (Unaudited)
As a shareholder of First Trust Nasdaq Bank ETF, First Trust Nasdaq Food & Beverage ETF, First Trust Nasdaq Oil & Gas ETF, First Trust Nasdaq Pharmaceuticals ETF, First Trust S-Network E-Commerce ETF, First Trust Nasdaq Semiconductor ETF, First Trust Nasdaq Transportation ETF or First Trust S-Network Streaming & Gaming ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended March 31, 2024.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Nasdaq Bank ETF (FTXO)
Actual	$1,000.00	$1,330.20	0.60%	$3.50
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
First Trust Nasdaq Food & Beverage ETF (FTXG)
Actual	$1,000.00	$1,063.20	0.60%	$3.09
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
First Trust Nasdaq Oil & Gas ETF (FTXN)
Actual	$1,000.00	$1,089.30	0.60%	$3.13
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
First Trust Nasdaq Pharmaceuticals ETF (FTXH)
Actual	$1,000.00	$1,102.80	0.60%	$3.15
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
First Trust S-Network E-Commerce ETF (ISHP)
Actual	$1,000.00	$1,172.60	0.60%	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
First Trust Nasdaq Semiconductor ETF (FTXL)
Actual	$1,000.00	$1,344.60	0.60%	$3.52
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses (Continued)
March 31, 2024 (Unaudited)
	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Nasdaq Transportation ETF (FTXR)
Actual	$1,000.00	$1,159.90	0.60%	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
First Trust S-Network Streaming & Gaming ETF (BNGE)
Actual	$1,000.00	$1,226.50	0.70%	$3.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	0.70%	$3.54

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(October 1, 2023 through March 31, 2024), multiplied by 183/366 (to reflect the six-month period).

First Trust Nasdaq Bank ETF (FTXO)
Portfolio of Investments
March 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.9%
	Banks — 99.9%
18,261	Ameris Bancorp	$883,467
10,300	Axos Financial, Inc. (a)	556,612
247,999	Bank of America Corp.	9,404,122
27,056	Bank OZK	1,229,966
17,302	Cathay General Bancorp	654,535
154,279	Citigroup, Inc.	9,756,604
136,364	Citizens Financial Group, Inc.	4,948,650
30,059	Comerica, Inc.	1,652,944
13,967	Commerce Bancshares, Inc.	743,044
8,125	Cullen/Frost Bankers, Inc.	914,631
23,553	East West Bancorp, Inc.	1,863,278
122,625	Fifth Third Bancorp	4,562,876
31,615	First BanCorp	554,527
2,720	First Citizens BancShares, Inc., Class A	4,447,200
17,388	First Financial Bankshares, Inc.	570,500
148,413	First Horizon Corp.	2,285,560
109,989	FNB Corp.	1,550,845
39,897	Home BancShares, Inc.	980,269
321,087	Huntington Bancshares, Inc.	4,479,164
11,646	International Bancshares Corp.	653,806
46,012	JPMorgan Chase & Co.	9,216,204
209,985	KeyCorp	3,319,863
30,632	M&T Bank Corp.	4,455,118
531,763	New York Community Bancorp, Inc.	1,712,277
80,128	Old National Bancorp	1,395,029
17,367	Pinnacle Financial Partners, Inc.	1,491,478
29,079	PNC Financial Services Group (The), Inc.	4,699,166
15,120	Popular, Inc.	1,331,921
208,987	Regions Financial Corp.	4,397,087
8,514	ServisFirst Bancshares, Inc.	564,989
16,255	SouthState Corp.	1,382,163
29,822	Synovus Financial Corp.	1,194,669
204,026	U.S. Bancorp	9,119,962
9,379	UMB Financial Corp.	815,879
33,957	United Bankshares, Inc.	1,215,321
43,563	Webster Financial Corp.	2,211,694
154,001	Wells Fargo & Co.	8,925,898
24,732	Western Alliance Bancorp	1,587,547
12,779	Wintrust Financial Corp.	1,334,000
14,430	WSFS Financial Corp.	651,370
31,965	Zions Bancorp N.A.	1,387,281
	Total Common Stocks	115,101,516
	(Cost $108,720,199)
Shares	Description	Value
MONEY MARKET FUNDS — 0.0%
37,685	Dreyfus Government Cash Management Fund, Institutional Shares - 5.20% (b)	$37,685
	(Cost $37,685)

	Total Investments — 99.9%	115,139,201
	(Cost $108,757,884)
	Net Other Assets and Liabilities — 0.1%	128,131
	Net Assets — 100.0%	$115,267,332

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of March 31, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 3/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 115,101,516	$ 115,101,516	$ —	$ —
Money Market Funds	37,685	37,685	—	—
Total Investments	$115,139,201	$115,139,201	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Nasdaq Food & Beverage ETF (FTXG)
Portfolio of Investments
March 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.9%
	Beverages — 33.9%
8,345	Brown-Forman Corp., Class B	$430,769
3,335	Celsius Holdings, Inc. (a)	276,538
72,333	Coca-Cola (The) Co.	4,425,333
1,198	Coca-Cola Consolidated, Inc.	1,013,999
8,734	Constellation Brands, Inc., Class A	2,373,552
52,096	Keurig Dr Pepper, Inc.	1,597,784
34,775	Molson Coors Beverage Co., Class B	2,338,619
34,894	Monster Beverage Corp. (a)	2,068,516
5,174	National Beverage Corp. (a)	245,558
26,257	PepsiCo, Inc.	4,595,238
		19,365,906
	Chemicals — 4.1%
40,558	Corteva, Inc.	2,338,980
	Consumer Staples Distribution & Retail — 2.5%
26,790	US Foods Holding Corp. (a)	1,445,856
	Food Products — 58.9%
81,743	Archer-Daniels-Midland Co.	5,134,278
12,755	Cal-Maine Foods, Inc.	750,632
30,019	Campbell Soup Co.	1,334,345
67,870	Conagra Brands, Inc.	2,011,667
33,822	General Mills, Inc.	2,366,525
11,551	Hershey (The) Co.	2,246,669
36,200	Hormel Foods Corp.	1,263,018
10,850	Ingredion, Inc.	1,267,822
35,469	Kellanova	2,032,019
119,799	Kraft Heinz (The) Co.	4,420,583
10,877	Lamb Weston Holdings, Inc.	1,158,727
1,319	Lancaster Colony Corp.	273,864
21,426	McCormick & Co., Inc.	1,645,731
59,413	Mondelez International, Inc., Class A	4,158,910
9,113	Post Holdings, Inc. (a)	968,530
7,675	Simply Good Foods (The) Co. (a)	261,180
40,020	Tyson Foods, Inc., Class A	2,350,375
		33,644,875
	Personal Care Products — 0.5%
5,267	BellRing Brands, Inc. (a)	310,911

	Total Investments — 99.9%	57,106,528
	(Cost $61,370,590)
	Net Other Assets and Liabilities — 0.1%	55,673
	Net Assets — 100.0%	$57,162,201

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 3/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 57,106,528	$ 57,106,528	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Nasdaq Oil & Gas ETF (FTXN)
Portfolio of Investments
March 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.8%
	Energy Equipment & Services — 8.1%
21,824	Cactus, Inc., Class A	$1,093,164
32,251	ChampionX Corp.	1,157,488
110,243	Halliburton Co.	4,345,779
26,093	Helmerich & Payne, Inc.	1,097,472
51,627	Liberty Energy, Inc.	1,069,712
148,183	Schlumberger N.V.	8,121,910
9,762	Weatherford International PLC (a)	1,126,730
		18,012,255
	Oil, Gas & Consumable Fuels — 91.7%
117,435	APA Corp.	4,037,415
19,201	California Resources Corp.	1,057,975
50,991	Cheniere Energy, Inc.	8,223,828
31,713	Chesapeake Energy Corp. (b)	2,817,066
104,122	Chevron Corp.	16,424,204
12,274	Chord Energy Corp.	2,187,718
47,815	CNX Resources Corp. (a)	1,134,172
140,641	ConocoPhillips	17,900,786
156,476	Coterra Energy, Inc.	4,362,551
31,039	CVR Energy, Inc.	1,106,851
165,465	Devon Energy Corp.	8,303,034
36,051	Diamondback Energy, Inc.	7,144,227
69,141	EOG Resources, Inc.	8,838,985
101,944	Equitrans Midstream Corp.	1,273,281
151,432	Exxon Mobil Corp.	17,602,456
7,055	Gulfport Energy Corp. (a)	1,129,647
45,718	HF Sinclair Corp.	2,759,996
431,983	Kinder Morgan, Inc.	7,922,568
44,167	Magnolia Oil & Gas Corp., Class A	1,146,134
185,264	Marathon Oil Corp.	5,250,382
87,071	Marathon Petroleum Corp.	17,544,806
32,878	Matador Resources Co.	2,195,264
36,873	Northern Oil & Gas, Inc.	1,463,121
212,852	Occidental Petroleum Corp.	13,833,251
66,544	ONEOK, Inc.	5,334,832
92,512	Ovintiv, Inc.	4,801,373
31,988	PBF Energy, Inc., Class A	1,841,549
154,598	Permian Resources Corp.	2,730,201
55,145	Phillips 66	9,007,384
33,435	Range Resources Corp.	1,151,167
39,808	SM Energy Co.	1,984,429
35,989	Targa Resources Corp.	4,030,408
1,906	Texas Pacific Land Corp.	1,102,640
Shares	Description	Value

	Oil, Gas & Consumable Fuels (Continued)
55,944	Valero Energy Corp.	$9,549,081
183,496	Williams (The) Cos., Inc.	7,150,839
		204,343,621
	Total Common Stocks	222,355,876
	(Cost $193,830,724)
MONEY MARKET FUNDS — 0.2%
370,560	Dreyfus Government Cash Management Fund, Institutional Shares - 5.20% (c)	370,560
	(Cost $370,560)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 1.2%
$555,057	Bank of America Corp., 5.32% (c), dated 03/28/24, due 04/01/24, with a maturity value of $555,385. Collateralized by U.S. Treasury Securities, interest rates of 0.00% to 4.50%, due 10/15/26 to 08/15/35. The value of the collateral including accrued interest is $566,158. (d)	555,057
See Notes to Financial Statements

First Trust Nasdaq Oil & Gas ETF (FTXN)
Portfolio of Investments (Continued)
March 31, 2024
Principal Value	Description	Value
REPURCHASE AGREEMENTS (Continued)
$1,000,000	Citigroup, Inc., 5.32% (c), dated 03/28/24, due 04/01/24, with a maturity value of $1,000,591. Collateralized by U.S. Treasury Securities, interest rates of 0.38% to 4.75%, due 08/15/24 to 12/31/28. The value of the collateral including accrued interest is $1,020,000. (d)	$1,000,000
1,000,000	Daiwa Capital Markets America, Inc., 5.35% (c), dated 03/28/24, due 04/01/24, with a maturity value of $1,000,594. Collateralized by U.S. Treasury Securities, interest rates of 0.00% to 4.13%, due 06/11/24 to 02/15/42. The value of the collateral including accrued interest is $1,020,000. (d)	1,000,000
	Total Repurchase Agreements	2,555,057
	(Cost $2,555,057)

	Total Investments — 101.2%	225,281,493
	(Cost $196,756,341)
	Net Other Assets and Liabilities — (1.2)%	(2,576,796)
	Net Assets — 100.0%	$222,704,697

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $2,535,297 and the total value of the collateral held by the Fund is $2,555,057.

(c)	Rate shown reflects yield as of March 31, 2024.
(d)	This security serves as collateral for securities on loan.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 3/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 222,355,876	$ 222,355,876	$ —	$ —
Money Market Funds	370,560	370,560	—	—
Repurchase Agreements	2,555,057	—	2,555,057	—
Total Investments	$225,281,493	$222,726,436	$2,555,057	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$2,535,297
Non-cash Collateral(2)	(2,535,297)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At March 31, 2024, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
See Notes to Financial Statements

First Trust Nasdaq Oil & Gas ETF (FTXN)
Portfolio of Investments (Continued)
March 31, 2024
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$2,555,057
Non-cash Collateral(4)	(2,555,057)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At March 31, 2024, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Nasdaq Pharmaceuticals ETF (FTXH)
Portfolio of Investments
March 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.9%
	Biotechnology — 43.0%
8,430	AbbVie, Inc.	$1,535,103
4,459	ACADIA Pharmaceuticals, Inc. (a)	82,447
7,756	Alkermes PLC (a)	209,955
2,710	Amgen, Inc.	770,507
1,885	Arcellx, Inc. (a)	131,102
2,624	Beam Therapeutics, Inc. (a)	86,697
3,420	Biogen, Inc. (a)	737,454
1,201	BioMarin Pharmaceutical, Inc. (a)	104,895
1,108	Blueprint Medicines Corp. (a)	105,105
1,231	CRISPR Therapeutics AG (a)	83,905
1,801	Exact Sciences Corp. (a)	124,377
8,089	Exelixis, Inc. (a)	191,952
10,292	Gilead Sciences, Inc.	753,889
6,419	Halozyme Therapeutics, Inc. (a)	261,125
2,319	Ideaya Biosciences, Inc. (a)	101,758
3,570	Incyte Corp. (a)	203,383
2,292	Ionis Pharmaceuticals, Inc. (a)	99,358
650	Krystal Biotech, Inc. (a)	115,654
2,427	Kymera Therapeutics, Inc. (a)	97,565
2,138	Merus N.V. (a)	96,274
2,148	MoonLake Immunotherapeutics (a)	107,894
1,288	Neurocrine Biosciences, Inc. (a)	177,641
1,232	Nuvalent, Inc., Class A (a)	92,511
768	Regeneron Pharmaceuticals, Inc. (a)	739,192
2,387	Rhythm Pharmaceuticals, Inc. (a)	103,429
9,059	Roivant Sciences Ltd. (a)	95,482
810	Sarepta Therapeutics, Inc. (a)	104,863
6,018	TG Therapeutics, Inc. (a)	91,534
2,004	Ultragenyx Pharmaceutical, Inc. (a)	93,567
2,980	United Therapeutics Corp. (a)	684,566
1,764	Vertex Pharmaceuticals, Inc. (a)	737,370
1,345	Viking Therapeutics, Inc. (a)	110,290
		9,030,844
	Health Care Providers & Services — 3.5%
6,627	Cardinal Health, Inc.	741,561
	Life Sciences Tools & Services — 4.3%
1,741	Charles River Laboratories International, Inc. (a)	471,724
992	Illumina, Inc. (a)	136,221
746	Medpace Holdings, Inc. (a)	301,496
		909,441
	Pharmaceuticals — 49.1%
2,254	Arvinas, Inc. (a)	93,045
Shares	Description	Value

	Pharmaceuticals (Continued)
29,243	Bristol-Myers Squibb Co.	$1,585,848
10,317	Elanco Animal Health, Inc. (a)	167,961
985	Eli Lilly & Co.	766,291
1,491	Intra-Cellular Therapies, Inc. (a)	103,177
5,476	Jazz Pharmaceuticals PLC (a)	659,420
9,196	Johnson & Johnson	1,454,715
11,672	Merck & Co., Inc.	1,540,120
29,373	Organon & Co.	552,212
9,502	Perrigo Co. PLC	305,869
55,877	Pfizer, Inc.	1,550,587
2,341	Prestige Consumer Healthcare, Inc. (a)	169,863
59,988	Viatris, Inc.	716,257
3,741	Zoetis, Inc.	633,015
		10,298,380
	Total Common Stocks	20,980,226
	(Cost $20,705,402)
MONEY MARKET FUNDS — 0.1%
13,375	Dreyfus Government Cash Management Fund, Institutional Shares - 5.20% (b)	13,375
	(Cost $13,375)

	Total Investments — 100.0%	20,993,601
	(Cost $20,718,777)
	Net Other Assets and Liabilities — 0.0%	3,148
	Net Assets — 100.0%	$20,996,749

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of March 31, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 3/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 20,980,226	$ 20,980,226	$ —	$ —
Money Market Funds	13,375	13,375	—	—
Total Investments	$20,993,601	$20,993,601	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust S-Network E-Commerce ETF (ISHP)
Portfolio of Investments
March 31, 2024

Shares	Description	Value
COMMON STOCKS (a) — 99.5%
	Air Freight & Logistics — 4.7%
1,449	DHL Group (EUR)	$62,398
282	FedEx Corp.	81,707
445	United Parcel Service, Inc., Class B	66,140
		210,245
	Broadline Retail — 20.2%
979	Alibaba Group Holding Ltd., ADR	70,840
457	Amazon.com, Inc. (b)	82,434
4,287	Coupang, Inc. (b)	76,266
1,692	eBay, Inc.	89,304
970	Etsy, Inc. (b)	66,658
2,791	JD.com, Inc., ADR	76,446
45	MercadoLibre, Inc. (b)	68,038
441	Naspers Ltd., Class N (ZAR)	78,177
659	Next PLC (GBP)	76,788
468	PDD Holdings, Inc., ADR (b)	54,405
2,422	Prosus N.V. (EUR)	75,972
16,100	Rakuten Group, Inc. (JPY) (b)	91,040
		906,368
	Commercial Services & Supplies — 1.9%
1,482	Copart, Inc. (b)	85,838
	Consumer Staples Distribution & Retail — 4.5%
149,000	Alibaba Health Information Technology Ltd. (HKD) (b)	60,537
17,042	JD Health International, Inc. (HKD) (b) (c) (d)	60,313
1,320	Walmart, Inc.	79,425
		200,275
	Electronic Equipment, Instruments & Components — 1.9%
278	Zebra Technologies Corp., Class A (b)	83,800
	Financial Services — 10.9%
56	Adyen N.V. (EUR) (b) (c) (d)	94,732
254	Corpay, Inc. (b)	78,369
1,137	Fidelity National Information Services, Inc.	84,343
520	Fiserv, Inc. (b)	83,106
537	Global Payments, Inc.	71,775
1,155	PayPal Holdings, Inc. (b)	77,374
		489,699
	Ground Transportation — 1.9%
1,116	Uber Technologies, Inc. (b)	85,921
Shares	Description	Value

	Hotels, Restaurants & Leisure — 10.9%
508	Airbnb, Inc., Class A (b)	$83,800
20	Booking Holdings, Inc.	72,558
681	DoorDash, Inc., Class A (b)	93,787
469	Expedia Group, Inc. (b)	64,605
7,305	Meituan, Class B (HKD) (b) (c) (d)	90,345
1,887	Trip.com Group Ltd., ADR (b)	82,820
		487,915
	Industrial REITs — 1.6%
540	Prologis, Inc.	70,319
	Interactive Media & Services — 21.4%
499	Alphabet, Inc., Class A (b)	75,314
7,986	Auto Trader Group PLC (GBP) (c) (d)	70,577
604	Baidu, Inc., ADR (b)	63,589
3,403	CAR Group Ltd. (AUD)	80,010
11,350	Kuaishou Technology (HKD) (b) (c) (d)	71,129
21,300	LY Corp. (JPY)	53,820
192	Meta Platforms, Inc., Class A	93,231
402	NAVER Corp. (KRW)	55,869
1,879	Pinterest, Inc., Class A (b)	65,145
589	REA Group Ltd. (AUD)	71,187
10,138	Rightmove PLC (GBP)	70,325
981	Scout24 SE (EUR) (c) (d)	73,937
4,090	SEEK Ltd. (AUD)	66,764
4,146	Snap, Inc., Class A (b)	47,596
6,796	Yandex N.V., Class A (b) (e) (f) (g)	0
		958,493
	IT Services — 1.5%
872	Shopify, Inc., Class A (b)	67,292
	Marine Transportation — 2.8%
37	A.P. Moller - Maersk A/S, Class B (DKK)	48,132
72,500	COSCO SHIPPING Holdings Co., Ltd., Class H (HKD)	76,234
		124,366
	Real Estate Management & Development — 4.8%
863	CoStar Group, Inc. (b)	83,366
4,807	KE Holdings, Inc., ADR	66,000
1,308	Zillow Group, Inc., Class C (b)	63,804
		213,170
	Specialty Retail — 7.6%
949	Best Buy Co., Inc.	77,847
986	CarMax, Inc. (b)	85,890
See Notes to Financial Statements

First Trust S-Network E-Commerce ETF (ISHP)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Specialty Retail (Continued)
3,518	Zalando SE (EUR) (b) (c) (d)	$100,540
3,100	ZOZO, Inc. (JPY)	76,732
		341,009
	Textiles, Apparel & Luxury Goods — 1.3%
146	Lululemon Athletica, Inc. (b)	57,035
	Wireless Telecommunication Services — 1.6%
22,107	Taiwan Mobile Co., Ltd. (TWD)	70,458
	Total Common Stocks	4,452,203
	(Cost $4,743,266)
MONEY MARKET FUNDS — 0.2%
9,810	Dreyfus Government Cash Management Fund, Institutional Shares - 5.20% (h)	9,810
	(Cost $9,810)

	Total Investments — 99.7%	4,462,013
	(Cost $4,753,076)
	Net Other Assets and Liabilities — 0.3%	12,170
	Net Assets — 100.0%	$4,474,183

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(f)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At March 31, 2024, securities noted
as such are valued at $0 or 0.0% of net assets.

(g)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(h)	Rate shown reflects yield as of March 31, 2024.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
AUD	– Australian Dollar
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
REITs	– Real Estate Investment Trusts
TWD	– New Taiwan Dollar
USD	– United States Dollar
ZAR	– South African Rand

Currency Exposure Diversification	% of Total Investments
USD	62.5%
EUR	9.1
HKD	8.0
JPY	5.0
AUD	4.9
GBP	4.9
ZAR	1.7
TWD	1.6
KRW	1.2
DKK	1.1
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 3/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Interactive Media & Services	$ 958,493	$ 958,493	$ —	$ —**
Other Industry Categories*	3,493,710	3,493,710	—	—
Money Market Funds	9,810	9,810	—	—
Total Investments	$4,462,013	$4,462,013	$—	$—**

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Nasdaq Semiconductor ETF (FTXL)
Portfolio of Investments
March 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.8%
	Electronic Equipment, Instruments & Components — 4.1%
204,810	Avnet, Inc.	$10,154,480
470,322	Coherent Corp. (a)	28,510,920
914,242	Vishay Intertechnology, Inc.	20,735,008
		59,400,408
	Semiconductors & Semiconductor Equipment — 95.7%
168,007	Advanced Micro Devices, Inc. (a)	30,323,584
323,692	Allegro MicroSystems, Inc. (a)	8,726,736
1,785,112	Amkor Technology, Inc.	57,552,011
288,678	Analog Devices, Inc.	57,097,622
549,293	Applied Materials, Inc.	113,280,695
69,407	Axcelis Technologies, Inc. (a)	7,740,269
85,159	Broadcom, Inc.	112,870,590
141,372	Cirrus Logic, Inc. (a)	13,085,392
212,760	Diodes, Inc. (a)	14,999,580
243,865	Entegris, Inc.	34,272,787
161,443	FormFactor, Inc. (a)	7,366,644
2,572,552	Intel Corp.	113,629,622
81,158	KLA Corp.	56,694,544
59,018	Lam Research Corp.	57,340,118
157,532	Lattice Semiconductor Corp. (a)	12,323,728
563,356	Marvell Technology, Inc.	39,930,673
658,119	Microchip Technology, Inc.	59,039,856
39,069	Monolithic Power Systems, Inc.	26,466,122
139,990	NVIDIA Corp.	126,489,364
221,736	NXP Semiconductors N.V.	54,939,529
701,649	ON Semiconductor Corp. (a)	51,606,284
46,528	Onto Innovation, Inc. (a)	8,425,290
295,576	Qorvo, Inc. (a)	33,940,992
701,872	QUALCOMM, Inc.	118,826,930
150,650	Rambus, Inc. (a)	9,311,677
527,775	Skyworks Solutions, Inc.	57,168,588
293,758	Teradyne, Inc.	33,144,715
330,928	Texas Instruments, Inc.	57,650,967
		1,374,244,909
	Total Common Stocks	1,433,645,317
	(Cost $1,109,370,247)
Shares	Description	Value
MONEY MARKET FUNDS — 0.2%
2,394,356	Dreyfus Government Cash Management Fund, Institutional Shares - 5.20% (b)	$2,394,356
	(Cost $2,394,356)

	Total Investments — 100.0%	1,436,039,673
	(Cost $1,111,764,603)
	Net Other Assets and Liabilities — 0.0%	198,517
	Net Assets — 100.0%	$1,436,238,190

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of March 31, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 3/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,433,645,317	$ 1,433,645,317	$ —	$ —
Money Market Funds	2,394,356	2,394,356	—	—
Total Investments	$1,436,039,673	$1,436,039,673	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Nasdaq Transportation ETF (FTXR)
Portfolio of Investments
March 31, 2024

Shares	Description	Value
COMMON STOCKS — 100.0%
	Air Freight & Logistics — 17.6%
3,491	Expeditors International of Washington, Inc.	$424,401
12,383	FedEx Corp.	3,587,850
20,795	United Parcel Service, Inc., Class B	3,090,761
		7,103,012
	Automobile Components — 6.2%
9,408	Aptiv PLC (a)	749,347
17,434	BorgWarner, Inc.	605,657
2,075	Dorman Products, Inc. (a)	200,009
5,746	Gentex Corp.	207,546
3,613	Lear Corp.	523,451
1,729	Visteon Corp. (a)	203,348
		2,489,358
	Automobiles — 23.3%
247,836	Ford Motor Co.	3,291,262
75,234	General Motors Co.	3,411,862
15,272	Tesla, Inc. (a)	2,684,665
		9,387,789
	Construction & Engineering — 0.7%
6,373	WillScot Mobile Mini Holdings Corp. (a)	296,345
	Distributors — 2.9%
3,871	Genuine Parts Co.	599,734
10,539	LKQ Corp.	562,888
		1,162,622
	Ground Transportation — 18.7%
1,369	ArcBest Corp.	195,083
40,631	CSX Corp.	1,506,191
3,417	J.B. Hunt Transport Services, Inc.	680,837
1,028	Landstar System, Inc.	198,157
5,154	Norfolk Southern Corp.	1,313,600
2,924	Old Dominion Freight Line, Inc.	641,262
8,441	Ryder System, Inc.	1,014,524
416	Saia, Inc. (a)	243,360
6,076	Union Pacific Corp.	1,494,271
2,138	XPO, Inc. (a)	260,900
		7,548,185
	Machinery — 7.5%
4,219	Allison Transmission Holdings, Inc.	342,414
2,387	Federal Signal Corp.	202,585
2,136	Oshkosh Corp.	266,380
Shares	Description	Value

	Machinery (Continued)
13,902	PACCAR, Inc.	$1,722,319
3,399	Westinghouse Air Brake Technologies Corp.	495,166
		3,028,864
	Marine Transportation — 1.1%
2,500	Kirby Corp. (a)	238,300
1,836	Matson, Inc.	206,366
		444,666
	Oil, Gas & Consumable Fuels — 0.7%
5,340	International Seaways, Inc.	284,088
	Passenger Airlines — 15.6%
98,313	American Airlines Group, Inc. (a)	1,509,105
36,469	Delta Air Lines, Inc.	1,745,771
4,631	SkyWest, Inc. (a)	319,910
37,407	Southwest Airlines Co.	1,091,910
33,888	United Airlines Holdings, Inc. (a)	1,622,557
		6,289,253
	Trading Companies & Distributors — 5.7%
3,474	FTAI Aviation Ltd.	233,800
2,800	Herc Holdings, Inc.	471,240
2,224	United Rentals, Inc.	1,603,749
		2,308,789

	Total Investments — 100.0%	40,342,971
	(Cost $38,664,460)
	Net Other Assets and Liabilities — 0.0%	3,466
	Net Assets — 100.0%	$40,346,437

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 3/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 40,342,971	$ 40,342,971	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust S-Network Streaming & Gaming ETF (BNGE)
Portfolio of Investments
March 31, 2024

Shares	Description	Value
COMMON STOCKS (a) (b) — 99.8%
	Australia — 2.8%
4,147	Aristocrat Leisure Ltd. (AUD)	$116,202
46,098	Tabcorp Holdings Ltd. (AUD)	22,680
		138,882
	Bermuda — 0.5%
108,000	China Ruyi Holdings Ltd. (HKD) (c)	27,459
	Cayman Islands — 17.5%
3,473	Hello Group, Inc., ADR	21,567
5,129	iQIYI, Inc., ADR (c)	21,696
6,410	JOYY, Inc., ADR	197,108
18,575	Kuaishou Technology (HKD) (c) (d) (e)	116,407
2,292	NetEase, Inc., ADR	237,153
5,671	Tencent Holdings Ltd. (HKD)	220,119
6,371	Tencent Music Entertainment Group, ADR (c)	71,291
		885,341
	Greece — 0.5%
1,319	OPAP S.A. (EUR)	23,736
	Ireland — 5.1%
1,286	Flutter Entertainment PLC (GBP) (c)	256,291
	Isle Of Man — 1.0%
4,735	Entain PLC (GBP)	47,655
	Japan — 10.5%
2,400	Capcom Co., Ltd. (JPY)	44,804
700	Konami Group Corp. (JPY)	47,490
3,061	Nexon Co., Ltd. (JPY)	50,754
3,790	Nintendo Co., Ltd. (JPY)	206,775
2,123	Sony Group Corp. (JPY)	181,334
		531,157
	Luxembourg — 5.2%
1,001	Spotify Technology S.A. (c)	264,164
	Malta — 0.6%
2,525	Kindred Group PLC, SDR (SEK)	29,321
	South Korea — 0.5%
299	AfreecaTV Co., Ltd. (KRW)	27,340
	Sweden — 3.7%
2,124	Betsson AB, Class B (SEK)	21,014
1,344	Evolution AB (SEK) (d) (e)	167,071
		188,085
	Switzerland — 0.5%
2,031	Sportradar Group AG, Class A (c)	23,641
	United States — 51.4%
1,400	Advanced Micro Devices, Inc. (c)	252,686
Shares	Description	Value

	United States (Continued)
2,027	Bally’s Corp. (c)	$28,256
3,307	DraftKings, Inc., Class A (c)	150,171
1,505	Electronic Arts, Inc.	199,668
8,254	fuboTV, Inc. (c)	13,041
1,976	GameStop Corp., Class A (c)	24,740
4,350	Intel Corp.	192,140
689	Light & Wonder, Inc. (c)	70,340
2,036	MGM Resorts International (c)	96,120
421	Netflix, Inc. (c)	255,686
378	NVIDIA Corp.	341,546
990	Penn Entertainment, Inc. (c)	18,028
3,468	ROBLOX Corp., Class A (c)	132,408
923	Roku, Inc. (c)	60,152
6,207	Rumble, Inc. (c) (f)	50,153
6,157	Rush Street Interactive, Inc. (c)	40,082
1,159	Take-Two Interactive Software, Inc. (c)	172,100
1,700	Unity Software, Inc. (c)	45,390
2,317	Walt Disney (The) Co.	283,508
16,413	Warner Bros. Discovery, Inc. (c)	143,285
2,056	Xperi, Inc. (c)	24,795
		2,594,295
	Total Common Stocks	5,037,367
	(Cost $4,187,800)
WARRANTS (a) (b) — 0.0%
	Australia — 0.0%
339	PointsBet Holdings Ltd., expiring 07/08/24 (AUD) (c) (g) (h)	0
	(Cost $0)
MONEY MARKET FUNDS — 0.2%
8,093	Dreyfus Government Cash Management Fund, Institutional Shares - 5.20% (i)	8,093
	(Cost $8,093)

See Notes to Financial Statements

First Trust S-Network Streaming & Gaming ETF (BNGE)
Portfolio of Investments (Continued)
March 31, 2024
Principal Value	Description	Value
REPURCHASE AGREEMENTS — 0.5%
$26,289	JPMorgan Chase & Co., 5.32% (i), dated 03/28/24, due 04/01/24, with a maturity value of $26,305. Collateralized by U.S. Treasury Securities, interest rates of 0.25% to 5.00%, due 07/31/24 to 06/30/28. The value of the collateral including accrued interest is $26,815. (j)	$26,289
	(Cost $26,289)

	Total Investments — 100.5%	5,071,749
	(Cost $4,222,182)
	Net Other Assets and Liabilities — (0.5)%	(23,547)
	Net Assets — 100.0%	$5,048,202

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)	Non-income producing security.
(d)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $24,240 and the total value of the collateral held by the Fund is $26,289.

(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At March 31, 2024, securities noted
as such are valued at $0 or 0.0% of net assets.

(i)	Rate shown reflects yield as of March 31, 2024.
(j)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
AUD	– Australian Dollar
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
SDR	– Swedish Depositary Receipt
SEK	– Swedish Krona
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
USD	68.3%
JPY	10.5
HKD	7.2
GBP	6.0
SEK	4.3
AUD	2.7
KRW	0.5
EUR	0.5
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 3/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 5,037,367	$ 5,037,367	$ —	$ —
Warrants*	—**	—	—**	—
Money Market Funds	8,093	8,093	—	—
Repurchase Agreements	26,289	—	26,289	—
Total Investments	$5,071,749	$5,045,460	$26,289	$—

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
See Notes to Financial Statements

First Trust S-Network Streaming & Gaming ETF (BNGE)
Portfolio of Investments (Continued)
March 31, 2024

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$24,240
Non-cash Collateral(2)	(24,240)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At March 31, 2024, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$26,289
Non-cash Collateral(4)	(26,289)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At March 31, 2024, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
March 31, 2024

	First Trust Nasdaq Bank ETF (FTXO)	First Trust Nasdaq Food & Beverage ETF (FTXG)	First Trust Nasdaq Oil & Gas ETF (FTXN)
ASSETS:
Investments, at value	$115,139,201	$57,106,528	$225,281,493
Cash	105,155	—	4,137
Foreign currency, at value	—	—	—
Receivables:
Dividends	322,361	122,017	85,139
Investment securities sold	—	—	1,592,408
Reclaims	—	383	—
Securities lending income	—	—	133
Total Assets	115,566,717	57,228,928	226,963,310

LIABILITIES:
Due to custodian	—	37,553	—
Payables:
Investment securities purchased	242,424	—	—
Investment advisory fees	56,961	29,174	108,615
Capital shares redeemed	—	—	1,594,941
Collateral for securities on loan	—	—	2,555,057
Total Liabilities	299,385	66,727	4,258,613
NET ASSETS	$115,267,332	$57,162,201	$222,704,697

NET ASSETS consist of:
Paid-in capital	$267,537,461	$134,759,816	$287,579,282
Par value	42,500	23,000	69,000
Accumulated distributable earnings (loss)	(152,312,629)	(77,620,615)	(64,943,585)
NET ASSETS	$115,267,332	$57,162,201	$222,704,697
NET ASSET VALUE, per share	$27.12	$24.85	$32.28
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	4,250,002	2,300,002	6,900,002
Investments, at cost	$108,757,884	$61,370,590	$196,756,341
Foreign currency, at cost (proceeds)	$—	$—	$—
Securities on loan, at value	$—	$—	$2,535,297
See Notes to Financial Statements

First Trust Nasdaq Pharmaceuticals ETF (FTXH)	First Trust S-Network E-Commerce ETF (ISHP)	First Trust Nasdaq Semiconductor ETF (FTXL)	First Trust Nasdaq Transportation ETF (FTXR)	First Trust S-Network Streaming & Gaming ETF (BNGE)

$20,993,601	$4,462,013	$1,436,039,673	$40,342,971	$5,071,749
—	808	445,673	7,238	89
—	22	—	—	—

13,741	4,629	487,164	16,348	5,096
—	—	—	—	—
—	8,954	—	—	176
—	—	—	—	375
21,007,342	4,476,426	1,436,972,510	40,366,557	5,077,485

—	—	—	—	—

—	—	—	—	—
10,593	2,243	734,320	20,120	2,994
—	—	—	—	—
—	—	—	—	26,289
10,593	2,243	734,320	20,120	29,283
$20,996,749	$4,474,183	$1,436,238,190	$40,346,437	$5,048,202

$25,667,519	$10,166,879	$1,150,079,855	$100,676,169	$4,611,283
7,500	1,500	158,500	12,500	2,000
(4,678,270)	(5,694,196)	285,999,835	(60,342,232)	434,919
$20,996,749	$4,474,183	$1,436,238,190	$40,346,437	$5,048,202
$28.00	$29.83	$90.61	$32.28	$25.24
750,002	150,002	15,850,002	1,250,002	200,002
$20,718,777	$4,753,076	$1,111,764,603	$38,664,460	$4,222,182
$—	$22	$—	$—	$—
$—	$—	$—	$—	$24,240
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Year Ended March 31, 2024

	First Trust Nasdaq Bank ETF (FTXO)	First Trust Nasdaq Food & Beverage ETF (FTXG)	First Trust Nasdaq Oil & Gas ETF (FTXN)
INVESTMENT INCOME:
Dividends	$5,053,701	$11,552,918	$7,449,824
Interest	382	2,062	—
Securities lending income (net of fees)	—	—	400
Foreign withholding tax	(4,852)	—	—
Total investment income	5,049,231	11,554,980	7,450,224

EXPENSES:
Investment advisory fees	790,038	2,965,222	1,478,369
Total expenses	790,038	2,965,222	1,478,369
NET INVESTMENT INCOME (LOSS)	4,259,193	8,589,758	5,971,855

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(10,432,177)	(14,033,740)	4,269,814
In-kind redemptions	3,959,439	(51,609,805)	8,816,953
Foreign currency transactions	—	—	—
Net realized gain (loss)	(6,472,738)	(65,643,545)	13,086,767
Net change in unrealized appreciation (depreciation) on:
Investments	36,502,576	(19,207,307)	23,681,409
Foreign currency translation	—	—	—
Net change in unrealized appreciation (depreciation)	36,502,576	(19,207,307)	23,681,409
NET REALIZED AND UNREALIZED GAIN (LOSS)	30,029,838	(84,850,852)	36,768,176
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,289,031	$(76,261,094)	$42,740,031
See Notes to Financial Statements

First Trust Nasdaq Pharmaceuticals ETF (FTXH)	First Trust S-Network E-Commerce ETF (ISHP)	First Trust Nasdaq Semiconductor ETF (FTXL)	First Trust Nasdaq Transportation ETF (FTXR)	First Trust S-Network Streaming & Gaming ETF (BNGE)

$476,149	$69,453	$15,273,656	$805,177	$40,319
—	49	2,224	136	—
—	—	—	—	1,600
(286)	(3,982)	(132,759)	(79)	(1,900)
475,863	65,520	15,143,121	805,234	40,019

143,089	29,667	6,978,422	265,645	31,245
143,089	29,667	6,978,422	265,645	31,245
332,774	35,853	8,164,699	539,589	8,774

196,335	(324,648)	(21,471,517)	(159,444)	(5,677)
1,129,817	227,647	126,854,913	2,259,485	—
—	(1,377)	—	—	(372)
1,326,152	(98,378)	105,383,396	2,100,041	(6,049)

182,294	670,732	283,840,801	4,097,324	873,900
—	58	—	—	(48)
182,294	670,790	283,840,801	4,097,324	873,852
1,508,446	572,412	389,224,197	6,197,365	867,803
$1,841,220	$608,265	$397,388,896	$6,736,954	$876,577
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets

	First Trust Nasdaq Bank ETF (FTXO)		First Trust Nasdaq Food & Beverage ETF (FTXG)
	Year Ended 3/31/2024	Year Ended 3/31/2023	Year Ended 3/31/2024	Year Ended 3/31/2023
OPERATIONS:
Net investment income (loss)	$4,259,193	$6,468,033	$8,589,758	$14,325,643
Net realized gain (loss)	(6,472,738)	(68,895,049)	(65,643,545)	(56,358,031)
Net change in unrealized appreciation (depreciation)	36,502,576	(24,928,953)	(19,207,307)	14,148,675
Net increase (decrease) in net assets resulting from operations	34,289,031	(87,355,969)	(76,261,094)	(27,883,713)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(4,511,012)	(6,261,407)	(9,498,687)	(13,322,256)
Return of capital	—	—	—	—
Total distributions to shareholders	(4,511,012)	(6,261,407)	(9,498,687)	(13,322,256)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	11,520,117	38,456,834	174,966,361	1,447,529,232
Cost of shares redeemed	(90,738,828)	(142,068,023)	(1,016,383,813)	(432,794,312)
Net increase (decrease) in net assets resulting from shareholder transactions	(79,218,711)	(103,611,189)	(841,417,452)	1,014,734,920
Total increase (decrease) in net assets	(49,440,692)	(197,228,565)	(927,177,233)	973,528,951

NET ASSETS:
Beginning of period	164,708,024	361,936,589	984,339,434	10,810,483
End of period	$115,267,332	$164,708,024	$57,162,201	$984,339,434

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	7,750,002	11,400,002	36,550,002	400,002
Shares sold	500,000	1,400,000	6,700,000	52,250,000
Shares redeemed	(4,000,000)	(5,050,000)	(40,950,000)	(16,100,000)
Shares outstanding, end of period	4,250,002	7,750,002	2,300,002	36,550,002
See Notes to Financial Statements

First Trust Nasdaq Oil & Gas ETF (FTXN)		First Trust Nasdaq Pharmaceuticals ETF (FTXH)		First Trust S-Network E-Commerce ETF (ISHP)
Year Ended 3/31/2024	Year Ended 3/31/2023	Year Ended 3/31/2024	Year Ended 3/31/2023	Year Ended 3/31/2024	Year Ended 3/31/2023

$5,971,855	$29,703,652	$332,774	$496,968	$35,853	$16,095
13,086,767	85,111,579	1,326,152	838,756	(98,378)	(4,035,293)
23,681,409	(160,545,326)	182,294	(1,491,531)	670,790	886,055
42,740,031	(45,730,095)	1,841,220	(155,807)	608,265	(3,133,143)

(8,111,462)	(27,976,256)	(331,056)	(500,150)	(90,981)	(39,201)
—	—	—	—	—	—
(8,111,462)	(27,976,256)	(331,056)	(500,150)	(90,981)	(39,201)

36,963,356	1,343,270,023	5,416,652	50,373,967	—	—
(163,483,466)	(2,102,598,406)	(18,569,770)	(34,389,637)	(1,367,329)	(10,089,830)
(126,520,110)	(759,328,383)	(13,153,118)	15,984,330	(1,367,329)	(10,089,830)
(91,891,541)	(833,034,734)	(11,642,954)	15,328,373	(850,045)	(13,262,174)

314,596,238	1,147,630,972	32,639,703	17,311,330	5,324,228	18,586,402
$222,704,697	$314,596,238	$20,996,749	$32,639,703	$4,474,183	$5,324,228

11,650,002	43,350,002	1,250,002	650,002	200,002	600,002
1,250,000	50,450,000	200,000	1,900,000	—	—
(6,000,000)	(82,150,000)	(700,000)	(1,300,000)	(50,000)	(400,000)
6,900,002	11,650,002	750,002	1,250,002	150,002	200,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)

	First Trust Nasdaq Semiconductor ETF (FTXL)		First Trust Nasdaq Transportation ETF (FTXR)
	Year Ended 3/31/2024	Year Ended 3/31/2023	Year Ended 3/31/2024	Year Ended 3/31/2023
OPERATIONS:
Net investment income (loss)	$8,164,699	$741,203	$539,589	$1,339,675
Net realized gain (loss)	105,383,396	(7,865,888)	2,100,041	(49,607,011)
Net change in unrealized appreciation (depreciation)	283,840,801	39,410,046	4,097,324	10,350,564
Net increase (decrease) in net assets resulting from operations	397,388,896	32,285,361	6,736,954	(37,916,772)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(7,598,716)	(931,111)	(576,571)	(1,511,736)
Return of capital	—	—	—	—
Total distributions to shareholders	(7,598,716)	(931,111)	(576,571)	(1,511,736)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	600,114,531	903,564,157	14,916,915	2,951,382
Cost of shares redeemed	(541,762,571)	(55,273,060)	(28,396,169)	(196,699,292)
Net increase (decrease) in net assets resulting from shareholder transactions	58,351,960	848,291,097	(13,479,254)	(193,747,910)
Total increase (decrease) in net assets	448,142,140	879,645,347	(7,318,871)	(233,176,418)

NET ASSETS:
Beginning of period	988,096,050	108,450,703	47,665,308	280,841,726
End of period	$1,436,238,190	$988,096,050	$40,346,437	$47,665,308

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	15,250,002	1,550,002	1,750,002	8,700,002
Shares sold	8,000,000	14,600,000	500,000	100,000
Shares redeemed	(7,400,000)	(900,000)	(1,000,000)	(7,050,000)
Shares outstanding, end of period	15,850,002	15,250,002	1,250,002	1,750,002
See Notes to Financial Statements

First Trust S-Network Streaming & Gaming ETF (BNGE)
Year Ended 3/31/2024	Year Ended 3/31/2023

$8,774	$5,874
(6,049)	(379,118)
873,852	146,378
876,577	(226,866)

(34,410)	(11,922)
(3,531)	(3,048)
(37,941)	(14,970)

—	959,545
—	—
—	959,545
838,636	717,709

4,209,566	3,491,857
$5,048,202	$4,209,566

200,002	150,002
—	50,000
—	—
200,002	200,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust Nasdaq Bank ETF (FTXO)

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$21.25	$31.75	$31.14	$15.64	$24.41
Income from investment operations:
Net investment income (loss)	0.72 (a)	0.83	0.61	0.59 (a)	0.73
Net realized and unrealized gain (loss)	5.92	(10.54)	0.61 (b)	15.50	(8.77)
Total from investment operations	6.64	(9.71)	1.22	16.09	(8.04)
Distributions paid to shareholders from:
Net investment income	(0.77)	(0.79)	(0.61)	(0.59)	(0.73)
Net asset value, end of period	$27.12	$21.25	$31.75	$31.14	$15.64
Total return (c)	31.97%	(30.94)%	3.89%	105.13%	(33.93)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$115,267	$164,708	$361,937	$227,293	$58,658
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	3.23%	2.76%	1.91%	2.65%	2.69%
Portfolio turnover rate (d)	41%	69%	78%	176%	59%

(a)	Based on average shares outstanding.
(b)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Food & Beverage ETF (FTXG)

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$26.93	$27.03	$25.66	$17.28	$20.06
Income from investment operations:
Net investment income (loss)	0.46 (a)	0.41	0.41	0.32	0.27
Net realized and unrealized gain (loss)	(1.48)	(0.13)	1.39	8.38	(2.77)
Total from investment operations	(1.02)	0.28	1.80	8.70	(2.50)
Distributions paid to shareholders from:
Net investment income	(1.06)	(0.38)	(0.43)	(0.32)	(0.28)
Net asset value, end of period	$24.85	$26.93	$27.03	$25.66	$17.28
Total return (b)	(3.60)%	1.10%	7.13%	50.65%	(12.69)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$57,162	$984,339	$10,810	$5,133	$2,592
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.74%	1.71%	1.61%	1.44%	1.58%
Portfolio turnover rate (c)	13%	78%	77%	131%	59%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Oil & Gas ETF (FTXN)

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$27.00	$26.47	$15.51	$8.10	$18.91
Income from investment operations:
Net investment income (loss)	0.74 (a)	0.69 (a)	0.31	0.22	0.31
Net realized and unrealized gain (loss)	5.49	0.50 (b)	10.96	7.39	(10.79)
Total from investment operations	6.23	1.19	11.27	7.61	(10.48)
Distributions paid to shareholders from:
Net investment income	(0.95)	(0.66)	(0.31)	(0.20)	(0.32)
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.95)	(0.66)	(0.31)	(0.20)	(0.33)
Net asset value, end of period	$32.28	$27.00	$26.47	$15.51	$8.10
Total return (c)	23.65%	4.66%	73.19%	95.16%	(56.26)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$222,705	$314,596	$1,147,631	$36,448	$6,885
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.42%	2.54%	1.87%	2.01%	2.14%
Portfolio turnover rate (d)	25%	100%	139%	136%	76%

(a)	Based on average shares outstanding.
(b)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Pharmaceuticals ETF (FTXH)

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$26.11	$26.63	$25.51	$19.36	$21.50
Income from investment operations:
Net investment income (loss)	0.37 (a)	0.33	0.27	0.24	0.18
Net realized and unrealized gain (loss)	1.90	(0.50)	1.10	6.14	(2.13)
Total from investment operations	2.27	(0.17)	1.37	6.38	(1.95)
Distributions paid to shareholders from:
Net investment income	(0.38)	(0.35)	(0.25)	(0.23)	(0.19)
Net asset value, end of period	$28.00	$26.11	$26.63	$25.51	$19.36
Total return (b)	8.79%	(0.61)%	5.39%	33.00%	(9.13)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$20,997	$32,640	$17,311	$19,133	$5,810
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.40%	1.39%	0.97%	1.07%	0.85%
Portfolio turnover rate (c)	29%	76%	77%	83%	42%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust S-Network E-Commerce ETF (ISHP)

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$26.62	$30.98	$31.48	$18.10	$22.34
Income from investment operations:
Net investment income (loss)	0.20 (a)	0.06 (a)	0.26	0.19	0.27
Net realized and unrealized gain (loss)	3.46	(4.28)	(0.54)	13.39	(4.22)
Total from investment operations	3.66	(4.22)	(0.28)	13.58	(3.95)
Distributions paid to shareholders from:
Net investment income	(0.45)	(0.14)	(0.22)	(0.20)	(0.29)
Net asset value, end of period	$29.83	$26.62	$30.98	$31.48	$18.10
Total return (b)	13.99%	(13.57)%	(0.94)%	75.23%	(17.90)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,474	$5,324	$18,586	$9,444	$3,619
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.73%	0.23%	0.91%	0.70%	1.11%
Portfolio turnover rate (c)	36%	95%	213%	114%	65%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Semiconductor ETF (FTXL)

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$64.79	$69.97	$64.74	$33.00	$31.83
Income from investment operations:
Net investment income (loss)	0.51 (a)	0.46	0.27	0.23	0.38
Net realized and unrealized gain (loss)	25.79	(5.14) (b)	5.22	31.75	1.18
Total from investment operations	26.30	(4.68)	5.49	31.98	1.56
Distributions paid to shareholders from:
Net investment income	(0.48)	(0.50)	(0.26)	(0.24)	(0.39)
Net asset value, end of period	$90.61	$64.79	$69.97	$64.74	$33.00
Total return (c)	40.73%	(6.54)%	8.46%	97.11%	4.82%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,436,238	$988,096	$108,451	$84,156	$31,353
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.70%	0.78%	0.40%	0.45%	1.00%
Portfolio turnover rate (d)	28%	46%	58%	113%	64%

(a)	Based on average shares outstanding.
(b)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Transportation ETF (FTXR)

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$27.24	$32.28	$32.88	$15.11	$23.33
Income from investment operations:
Net investment income (loss)	0.35 (a)	0.56	0.45	0.04	0.30
Net realized and unrealized gain (loss)	5.10	(5.04)	(0.62)	17.79	(8.22)
Total from investment operations	5.45	(4.48)	(0.17)	17.83	(7.92)
Distributions paid to shareholders from:
Net investment income	(0.41)	(0.56)	(0.43)	(0.06)	(0.30)
Net asset value, end of period	$32.28	$27.24	$32.28	$32.88	$15.11
Total return (b)	20.13%	(13.76)%	(0.53)%	118.10%	(34.35)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$40,346	$47,665	$280,842	$1,071,854	$1,511
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.22%	1.42%	0.92%	0.10%	1.04%
Portfolio turnover rate (c)	37%	71%	43%	129%	89%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust S-Network Streaming & Gaming ETF (BNGE)

	Year Ended March 31,		Period Ended 3/31/2022 (a)
	2024	2023
Net asset value, beginning of period	$21.05	$23.28	$24.46
Income from investment operations:
Net investment income (loss)	0.04 (b)	0.04	0.03
Net realized and unrealized gain (loss)	4.34	(2.17)	(1.20)
Total from investment operations	4.38	(2.13)	(1.17)
Distributions paid to shareholders from:
Net investment income	(0.17)	(0.08)	(0.00) (c)
Net realized gain	—	(0.02)	—
Return of capital	(0.02)	—	—
Total distributions	(0.19)	(0.10)	(0.00) (c)
Net asset value, end of period	$25.24	$21.05	$23.28
Total return (d)	20.89%	(9.08)%	(4.81)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,048	$4,210	$3,492
Ratio of total expenses to average net assets	0.70%	0.70%	0.71% (e)
Ratio of net investment income (loss) to average net assets	0.20%	0.17%	0.47% (e)
Portfolio turnover rate (f)	30%	42%	0%

(a)	Inception date is January 25, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
March 31, 2024
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty-two exchange-traded funds that are offering shares. This report covers the eight funds (each a “Fund” and collectively, the “Funds”) listed below, each a non-diversified series of the Trust and listed and traded on Nasdaq, Inc. (“Nasdaq”) with the exception of BNGE which is listed and traded on NYSE Arca, Inc.

First Trust Nasdaq Bank ETF – (ticker “FTXO”)
First Trust Nasdaq Food & Beverage ETF – (ticker “FTXG”)
First Trust Nasdaq Oil & Gas ETF – (ticker “FTXN”)
First Trust Nasdaq Pharmaceuticals ETF – (ticker “FTXH”)
First Trust S-Network E-Commerce ETF – (ticker “ISHP”)
First Trust Nasdaq Semiconductor ETF – (ticker “FTXL”)
First Trust Nasdaq Transportation ETF – (ticker “FTXR”)
First Trust S-Network Streaming & Gaming ETF – (ticker “BNGE”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:

Fund	Index
First Trust Nasdaq Bank ETF	Nasdaq US Smart BanksTM Index
First Trust Nasdaq Food & Beverage ETF	Nasdaq US Smart Food & BeverageTM Index
First Trust Nasdaq Oil & Gas ETF	Nasdaq US Smart Oil & GasTM Index
First Trust Nasdaq Pharmaceuticals ETF	Nasdaq US Smart PharmaceuticalsTM Index
First Trust S-Network E-Commerce ETF	S-Network Global E-Commerce IndexTM
First Trust Nasdaq Semiconductor ETF	Nasdaq US Smart SemiconductorTM Index
First Trust Nasdaq Transportation ETF	Nasdaq US Smart TransportationTM Index
First Trust S-Network Streaming & Gaming ETF	S-Network Streaming & Gaming Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of March 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Prior to May 8, 2023 for all the Funds except ISHP and BNGE, and June 12, 2023 for ISHP and BNGE, the Funds’ securities lending agent was Brown Brothers Harriman & Co. (“BBH”). Effective May 8, 2023 for all the Funds except ISHP and BNGE, and June 12, 2023 for ISHP and BNGE, the Bank of New York Mellon (“BNYM”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At March 31, 2024, FTXN and BNGE had securities in the securities lending program. During the fiscal year ended March 31, 2024, FTXN and BNGE participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BNYM will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BNYM to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BNYM will indemnify the Fund by purchasing

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BNYM.
F. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BNYM on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended March 31, 2024, were received as collateral for lending securities.
G. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended March 31, 2024 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Nasdaq Bank ETF	$4,511,012	$—	$—
First Trust Nasdaq Food & Beverage ETF	9,498,687	—	—
First Trust Nasdaq Oil & Gas ETF	8,111,462	—	—
First Trust Nasdaq Pharmaceuticals ETF	331,056	—	—
First Trust S-Network E-Commerce ETF	90,981	—	—
First Trust Nasdaq Semiconductor ETF	7,598,716	—	—
First Trust Nasdaq Transportation ETF	576,571	—	—
First Trust S-Network Streaming & Gaming ETF	34,410	—	3,531

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
The tax character of distributions paid by each Fund during the fiscal year ended March 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Nasdaq Bank ETF	$6,261,407	$—	$—
First Trust Nasdaq Food & Beverage ETF	13,322,256	—	—
First Trust Nasdaq Oil & Gas ETF	27,976,256	—	—
First Trust Nasdaq Pharmaceuticals ETF	500,150	—	—
First Trust S-Network E-Commerce ETF	39,201	—	—
First Trust Nasdaq Semiconductor ETF	931,111	—	—
First Trust Nasdaq Transportation ETF	1,511,736	—	—
First Trust S-Network Streaming & Gaming ETF	11,922	—	3,048
As of March 31, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Nasdaq Bank ETF	$284,629	$(157,932,764)	$5,335,506
First Trust Nasdaq Food & Beverage ETF	94,458	(73,181,657)	(4,533,416)
First Trust Nasdaq Oil & Gas ETF	212,257	(89,707,082)	24,551,240
First Trust Nasdaq Pharmaceuticals ETF	20,950	(4,850,264)	151,044
First Trust S-Network E-Commerce ETF	9,688	(5,374,642)	(329,242)
First Trust Nasdaq Semiconductor ETF	565,983	(35,727,521)	321,161,373
First Trust Nasdaq Transportation ETF	5,397	(61,807,792)	1,460,163
First Trust S-Network Streaming & Gaming ETF	(16,409)	(283,171)	734,499
H. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For all the Funds, with the exception of BNGE, the taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. For BNGE, the taxable period ended 2022 and years ended 2023 and 2024 remain open to federal and state audit. As of March 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At March 31, 2024, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
Non-Expiring Capital Loss Carryforwards
First Trust Nasdaq Bank ETF	$157,932,764
First Trust Nasdaq Food & Beverage ETF	73,181,657
First Trust Nasdaq Oil & Gas ETF	89,707,082
First Trust Nasdaq Pharmaceuticals ETF	4,850,264
First Trust S-Network E-Commerce ETF	5,374,642
First Trust Nasdaq Semiconductor ETF	35,727,521
First Trust Nasdaq Transportation ETF	61,807,792
First Trust S-Network Streaming & Gaming ETF	283,171
During the taxable year ended March 31, 2024, the following Funds utilized capital loss carryforwards in the following amounts:

Capital Loss Utilized
First Trust Nasdaq Oil & Gas ETF	$3,703,101
First Trust Nasdaq Pharmaceuticals ETF	238,003
First Trust S-Network Streaming & Gaming ETF	3,938
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended March 31, 2024, the following Fund incurred and elected to defer net late year ordinary or capital losses as follows:

	Qualified Late Year Losses
	Ordinary Losses	Capital Losses
First Trust S-Network Streaming & Gaming ETF	$16,409	$—

In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended March 31, 2024, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Nasdaq Bank ETF	$—	$(2,603,977)	$2,603,977
First Trust Nasdaq Food & Beverage ETF	—	58,829,385	(58,829,385)
First Trust Nasdaq Oil & Gas ETF	—	(3,508,053)	3,508,053
First Trust Nasdaq Pharmaceuticals ETF	12	(997,087)	997,075
First Trust S-Network E-Commerce ETF	8,801	(205,595)	196,794
First Trust Nasdaq Semiconductor ETF	—	(123,577,846)	123,577,846
First Trust Nasdaq Transportation ETF	—	(2,196,407)	2,196,407
First Trust S-Network Streaming & Gaming ETF	2,324	(2,324)	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
As of March 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Nasdaq Bank ETF	$109,803,695	$13,244,137	$(7,908,631)	$5,335,506
First Trust Nasdaq Food & Beverage ETF	61,639,944	1,688,475	(6,221,891)	(4,533,416)
First Trust Nasdaq Oil & Gas ETF	200,730,253	28,511,392	(3,960,152)	24,551,240
First Trust Nasdaq Pharmaceuticals ETF	20,842,557	2,472,870	(2,321,826)	151,044
First Trust S-Network E-Commerce ETF	4,791,165	682,817	(1,011,969)	(329,152)
First Trust Nasdaq Semiconductor ETF	1,114,878,300	337,343,443	(16,182,070)	321,161,373
First Trust Nasdaq Transportation ETF	38,882,808	4,973,132	(3,512,969)	1,460,163
First Trust S-Network Streaming & Gaming ETF	4,337,195	1,262,925	(528,371)	734,554
I. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
First Trust has entered into licensing agreements with Nasdaq and VettaFi LLC (each, a “Licensor”), as applicable, for the Funds. The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, acquired fund fees and expenses, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. Prior to May 8, 2023, for all funds except ISHP and BNGE, and June 12, 2023, for ISHP and BNGE, First Trust also provided fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which was covered under the annual unitary management fee. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Breakpoints	ISHP	BNGE
Fund net assets up to and including $2.5 billion	0.600%	0.7000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.585%	0.6825%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.570%	0.6650%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.555%	0.6475%
Fund net assets greater than $10 billion	0.540%	0.6300%

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
For FTXO, FTXG, FTXN, FTXH, FTXL, and FTXR, the annual unitary management fee payable by each Fund will be calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.600%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.585%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.570%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.555%
Fund net assets greater than $10 billion up to and including $15 billion	0.540%
Fund net assets greater than $15 billion	0.510%
Effective May 8, 2023, for all Funds except ISHP and BNGE, and June 12, 2023, for ISHP and BNGE, the Trust has multiple service agreements with BNYM. Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to May 8, 2023, for all Funds except ISHP and BNGE, and June 12, 2023, for ISHP and BNGE, the Trust had multiple service agreements with BBH. Under the service agreements, BBH performed custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH was responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH was responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended March 31, 2024, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Nasdaq Bank ETF	$54,224,031	$54,328,759
First Trust Nasdaq Food & Beverage ETF	63,130,267	66,600,661
First Trust Nasdaq Oil & Gas ETF	62,906,102	65,194,407
First Trust Nasdaq Pharmaceuticals ETF	6,907,213	6,899,218
First Trust S-Network E-Commerce ETF	1,776,228	1,864,082
First Trust Nasdaq Semiconductor ETF	328,466,016	326,177,752
First Trust Nasdaq Transportation ETF	16,368,647	16,409,348
First Trust S-Network Streaming & Gaming ETF	1,320,000	1,340,171
For the fiscal year ended March 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Nasdaq Bank ETF	$11,505,268	$90,493,892

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
	Purchases	Sales
First Trust Nasdaq Food & Beverage ETF	$174,557,187	$1,012,601,348
First Trust Nasdaq Oil & Gas ETF	36,918,887	163,048,779
First Trust Nasdaq Pharmaceuticals ETF	5,405,612	18,540,180
First Trust S-Network E-Commerce ETF	—	1,317,592
First Trust Nasdaq Semiconductor ETF	599,204,504	542,868,063
First Trust Nasdaq Transportation ETF	14,907,676	28,328,214
First Trust S-Network Streaming & Gaming ETF	—	—
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before July 31, 2024.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Nasdaq Bank ETF, First Trust Nasdaq Food & Beverage ETF, First Trust Nasdaq Oil & Gas ETF, First Trust Nasdaq Pharmaceuticals ETF, First Trust S-Network E-Commerce ETF, First Trust Nasdaq Semiconductor ETF, First Trust Nasdaq Transportation ETF, and First Trust S-Network Streaming & Gaming ETF (the “Funds”), each a series of First Trust Exchange-Traded Fund VI, including the portfolios of investments, as of March 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the table below for the Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Financial Highlights
First Trust Nasdaq Bank ETF	For the years ended March 31, 2024, 2023, 2022, 2021 and 2020
First Trust Nasdaq Food & Beverage ETF
First Trust Nasdaq Oil & Gas ETF
First Trust Nasdaq Pharmaceuticals ETF
First Trust S-Network E-Commerce ETF
First Trust Nasdaq Semiconductor ETF
First Trust Nasdaq Transportation ETF
First Trust S-Network Streaming & Gaming ETF	For the years ended March 31, 2024, 2023 and for the period from January 25, 2022 (commencement of investment operations) through March 31, 2022
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
May 21, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
March 31, 2024 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended March 31, 2024, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Nasdaq Bank ETF	100.00%
First Trust Nasdaq Food & Beverage ETF	100.00%
First Trust Nasdaq Oil & Gas ETF	100.00%
First Trust Nasdaq Pharmaceuticals ETF	100.00%
First Trust S-Network E-Commerce ETF	65.31%
First Trust Nasdaq Semiconductor ETF	100.00%
First Trust Nasdaq Transportation ETF	100.00%
First Trust S-Network Streaming & Gaming ETF	20.02%
For the taxable year ended March 31, 2024, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Nasdaq Bank ETF	100.00%
First Trust Nasdaq Food & Beverage ETF	100.00%
First Trust Nasdaq Oil & Gas ETF	100.00%
First Trust Nasdaq Pharmaceuticals ETF	100.00%
First Trust S-Network E-Commerce ETF	100.00%
First Trust Nasdaq Semiconductor ETF	100.00%
First Trust Nasdaq Transportation ETF	100.00%
First Trust S-Network Streaming & Gaming ETF	85.48%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024 (Unaudited)
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024 (Unaudited)
could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024 (Unaudited)
fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
March 31, 2024 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	264	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	264
Director, National Futures
Association; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd.,
ADMIS Singapore Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Senior Vice President, Advocate Health, Continuing Health Division (Integrated Healthcare System) (2023 to present); Executive Vice President, Advocate Aurora Health (Integrated Healthcare System) (2018 to 2023)	264
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (2021 to 2024); and
Director of MobileHelp
(2022 to 2024)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	264	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	264	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	240	None

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	264	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VI
March 31, 2024 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2024

First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended March 31, 2024

First Trust Exchange-Traded Fund VI

Emerging Markets Equity Select ETF (RNEM)
First Trust Bloomberg Shareholder Yield ETF (SHRY) (formerly known as Large Cap US Equity Select ETF (RNLC))
Mid Cap US Equity Select ETF (RNMC)
Small Cap US Equity Select ETF (RNSC)
First Trust S&P 500 Diversified Dividend Aristocrats ETF (KNGZ) (formerly known as US Equity Dividend Select ETF (RNDV))

First Trust Exchange-Traded Fund VI
Annual Report
March 31, 2024

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
March 31, 2024
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended March 31, 2024.
On March 21, 2024, the Swiss National Bank (“SNB”) unexpectedly announced a reduction of 25 basis points (“bps”) to its policy interest rate, lowering the metric from 1.75% to 1.50%. The move marked the SNB’s first interest rate cut in nine years and made Switzerland the first member of the so-called “Group of 10” (“G10”) to announce a policy rate reduction since the global battle with inflation began post COVID-19. Notably, the SNB’s announcement stood in stark contrast to the Bank of Japan’s revelation earlier in the same week that it would be raising interest rates for the first time in 17 years. Investors may be wondering why these two nations are undertaking divergent interest rate policies. From our perspective, the answer lies in the data. Despite recent disinflation, just two of the 11 countries that comprise the G10 boast headline inflation that lies below their target rate. Those countries are Denmark and Switzerland, with headline inflation of 0.8% and 1.0%, respectively. By contrast, headline inflation stood at 2.8% in Japan, above the Bank of Japan’s stated policy rate of 2.0%.
In the U.S., the trailing 12-month rate of the Consumer Price Index stood at 3.5% at the end of March 2024, down from its most-recent high of 9.1% at the end of June 2022, but up from its most recent low of 3.0% in June 2023. Continued inflationary pressures, along with better-than-expected economic data, continue to fuel the debate regarding the timing of interest rate cuts in the U.S. In December 2023, the Federal Reserve (the “Fed”) announced that they expected to implement three interest rate cuts for a total of 75 bps in 2024. The announcement was met with exuberance, sending the S&P 500® Index surging by 12.10% on a total return basis between December 13, 2023, the date of the Fed’s announcement, and the end of March 2024. That said, investors may have overestimated the timing of these cuts. On December 29, 2023, the Federal Funds rate futures market projected that the Fed would implement six rate cuts totaling 158 bps in 2024. As of the end of March 2024, that same futures market estimated that just two cuts, totaling 67 bps, were likely to occur by the end of the year.
Attention remains focused on the U.S. consumer, with reports that the current pace of spending may be unsustainable over the long-term. One justification for this view is recent analysis by the Federal Reserve Bank of San Francisco, which revealed that the excess savings consumers built up during the pandemic are likely to be completely drawn down in the first half of 2024. That said, the Fed also reported that U.S. household net worth surged by 3.2% on a quarter-over-quarter basis to a record $156.2 trillion in the fourth quarter of 2023. While it is true that many households are feeling the sting of persistent inflation, the increase in wealth brought on by surging equity valuations and home prices mitigated some of that pain, in our opinion.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
March 31, 2024
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service and Registered Rep.
State of the Global Economy
The latest global growth forecast from the International Monetary Fund (“IMF”) released in April 2024 sees real gross domestic product (“GDP”) rising by 3.2% worldwide in 2024, up from their forecast of 3.1% in January 2024. The IMF is forecasting a 2.7% increase in the U.S. GDP, up from its January 2024 estimate of 2.1%. The GDP in Emerging Market and Developing Economies is expected to grow by 4.2% this year, up from the IMF’s 4.1% estimate in January 2024. The IMF notes that its current global growth forecast remains below the historical average (2000-2019) of 3.8%, reflecting restrictive monetary policies and low productivity growth.
In the U.S., inflation, as measured by the Consumer Price Index (“CPI”), stood at 3.5% on a trailing 12-month basis at the end of March 2024, according to the U.S. Bureau of Labor Statistics. While it is true that the CPI decreased from its most recent high of 9.1% set in June 2022, the rate has increased from its most recent low of 3.0% set in June 2023.
Performance of Global Stocks and Bonds
The major U.S. stock indices were markedly higher over the past 12 months. The S&P 500® (the “Index”), S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of 29.88%, 23.33%, and 15.93%, respectively, for the 12-month period ended March 31, 2024. Each of the 11 major sectors that comprise the Index were positive on a total return basis. The top performer was the Communication Services sector, up 49.76%, while the worst showing came from the Utilities sector, up 0.42%.
A Bloomberg survey of twenty-one equity strategists found that their average 2024 year-end price target for the Index was 4,962 as of March 19, 2024. The highest and lowest estimates were 5,400 and 4,200, respectively. Brian Wesbury, Chief Economist at First Trust, announced in December 2023 that he is looking for a year-end price target of 4,500. The Index closed trading on March 28, 2024, at an all-time high of 5,254.35. The outlook for U.S. corporate earnings in 2024 is very strong. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for the 2024 and 2025 calendar years stood at 8.99% and 13.34%, respectively, as of March 31, 2024.
The broader foreign stock indices experienced positive total returns over the past year. For the 12-month period ended March 31, 2024, the MSCI World ex USA and MSCI Emerging Markets equity indices posted total returns of 15.18% (USD) and 7.86% (USD), respectively, according to Bloomberg. The major foreign bond indices were also positive. The Bloomberg Global Aggregate Bond Index of higher quality debt posted a total return of 0.72% (USD) over the 12-month period ended March 31, 2024, while the Bloomberg EM Hard Currency Aggregate Index of emerging markets debt increased by 9.53% (USD) during the same period, according to Bloomberg. The U.S. Dollar rose 1.93% over the same period against a basket of major currencies, as measured by the U.S. Dollar Index (DXY).
The U.S. bond market also saw positive total returns. The top performing major debt group we track was U.S. corporate high yield. The Bloomberg U.S. Corporate High Yield Bond Index posted a total return of 13.13% for the 12-month period ended March 31, 2024. The worst performing U.S. debt group that we track was U.S. Treasuries. The Bloomberg U.S. Treasury Intermediate Index posted a total return of 1.85%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) rose by 73 basis points in the period to close at 4.20% on March 28, 2024, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.35% for the 10-year period ended March 31, 2024.

Fund Performance Overview (Unaudited)
Emerging Markets Equity Select ETF (RNEM)
The Emerging Markets Equity Select ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze Emerging MarketsTM Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “RNEM.” The Fund normally invests at least 90% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index.
The Index is owned and was developed and sponsored by Nitrogen Wealth, Inc. (the “Index Provider”). The Index Provider has retained Nasdaq, Inc. to calculate and maintain the Index. According to the Index Provider, the Index is designed to select low volatility emerging markets securities that are included in the Nasdaq Emerging Large Mid CapTM Index (the “Base Index”) and meet a minimum three-month average daily dollar trading volume threshold. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies operating in emerging markets, as determined by Nasdaq, Inc. A country is classified as “emerging” based on a number of criteria, including national income per capita, national market capitalization and national trading volume. Emerging market countries are generally characterized by lower market efficiency and less strict standards in accounting and securities regulation than developed market countries. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/24	5 Years Ended 3/31/24	Inception (6/20/17) to 3/31/24	5 Years Ended 3/31/24	Inception (6/20/17) to 3/31/24
Fund Performance
NAV	17.61%	3.17%	3.51%	16.90%	26.33%
Market Price	18.23%	3.13%	3.54%	16.67%	26.57%
Index Performance
Nasdaq Riskalyze Emerging MarketsTM Index	21.10%	5.35%	5.65%	29.79%	45.14%
Nasdaq Emerging Large Mid CapTM Index	9.85%	2.77%	4.07%	14.66%	31.06%
MSCI Emerging Markets Index	7.86%	2.16%	2.95%	11.30%	21.75%
(See Notes to Fund Performance Overview on page 14.)
Performance Review
The Fund generated a net asset value (“NAV”) return of 17.61% during the period covered by this report. During the same period, the Nasdaq Emerging Large Mid CapTM Index generated a return of 9.85%. India had the greatest allocation of any country in the Fund with a weight of 30.0% and contributed the most to the Fund’s overall return with a 7.4% contribution. Coming in second, albeit with a lower weight of 22.2%, was Turkey which contributed 7.2% to the Fund’s overall return. The Cayman Islands was the largest detractor from the Fund’s overall return with a -0.8% contribution. The Fund’s currency exposure caused -2.8% of underperformance during the period covered by this report.

Riskalyze and Nasdaq Riskalyze Emerging MarketsTM Index are trademarks or service marks of Nitrogen Wealth, Inc. (“Nitrogen Wealth”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Nitrogen Wealth, and Nitrogen Wealth makes no representation regarding the advisability of trading in the Fund. The Nasdaq Riskalyze Emerging MarketsTM Index (“Riskalyze Index”) is a product of Nitrogen Wealth. RISKALYZE® and NASDAQ RISKALYZE EMERGING MARKETSTM INDEX are trademarks of Nitrogen Wealth. Nasdaq® is a trademark of Nasdaq, Inc.

Fund Performance Overview (Unaudited) (Continued)
Emerging Markets Equity Select ETF (RNEM) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	36.1%
Materials	12.5
Consumer Staples	9.2
Information Technology	8.3
Industrials	6.4
Consumer Discretionary	6.2
Energy	6.2
Communication Services	5.6
Health Care	5.3
Utilities	3.0
Real Estate	1.2
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Reliance Industries Ltd.	3.5%
Synnex Technology International Corp.	3.4
ICICI Bank Ltd.	3.1
Kotak Mahindra Bank Ltd.	2.8
HDFC Bank Ltd.	2.6
Wipro Ltd.	2.5
Tata Consultancy Services Ltd.	2.4
3SBio, Inc.	1.9
Pidilite Industries Ltd.	1.7
Larsen & Toubro Ltd.	1.4
Total	25.3%

Performance of a $10,000 Initial Investment
June 20, 2017 - March 31, 2024
$16,000
$14,000
$12,000
$10,000
$8,000
$14,514
$13,106
$12,633
$12,175
6/20/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
3/31/24
Emerging Markets Equity Select ETF
Nasdaq Riskalyze Emerging Markets™ Index
Nasdaq Emerging Markets Large Mid Cap™ Index
MSCI Emerging Markets Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Bloomberg Shareholder Yield ETF (SHRY)
The First Trust Bloomberg Shareholder Yield ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Bloomberg Shareholder Yield Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “SHRY.” Under normal conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index.
The Index is determined, composed and calculated by Bloomberg Index Services Limited (the “Index Provider”). According to the Index Provider, the Index is designed to track the performance of the U.S. large- and mid-cap companies that have a track record of returning value to shareholders in the form of dividends, buybacks, as well as debt reduction, and in a manner that is within their capacity. However, in general, a company’s “capacity” for returning capital refers to its ability to sustain payouts levels without extending far beyond its free cash flow generation.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/24	5 Years Ended 3/31/24	Inception (6/20/17) to 3/31/24	5 Years Ended 3/31/24	Inception (6/20/17) to 3/31/24
Fund Performance
NAV	25.08%	13.29%	11.84%	86.62%	113.52%
Market Price	25.05%	13.27%	11.84%	86.49%	113.45%
Index Performance
Bloomberg Shareholder Yield Index(1)(2)	N/A	N/A	N/A	N/A	N/A
Nasdaq Riskalyze US Large CapTM Index	24.96%	13.84%	12.41%	91.17%	121.04%
S&P 500® Index	29.88%	15.05%	13.98%	101.57%	142.79%

(1)
On March 4, 2024, the Fund’s underlying index changed from the Nasdaq Riskalyze US Large CapTM Index to the Bloomberg Shareholder Yield
Index. Therefore, any Fund performance and historical returns shown above that incorporate Fund performance prior to March 4, 2024, reflect performance of the Fund based on the Nasdaq Riskalyze US Large CapTM Index and are not necessarily indicative of the performance that the Fund, based on the Bloomberg Shareholder Yield Index, would have generated.

(2)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 14.)
Performance Review
The Fund generated a NAV return of 25.08% during the period covered by this report. During the same period, the S&P 500 Index® (the “Benchmark”) generated a return of 29.88%. The sector with the greatest weight in the Fund was the Information Technology sector at 29.4%, which also had the greatest contribution to the Fund’s overall performance at 10.93%. Conversely, the only negatively impacting sector in the Fund was the Utilities sector which contributed -0.2% to the Fund’s overall return during the period covered by this report.

“Bloomberg®” and Bloomberg Shareholder Yield Index licensed herein (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Indices (collectively, “Bloomberg”) and have been licensed for use for certain purposes by First Trust Advisors L.P. (the “Licensee”). Bloomberg is not affiliated with the Licensee, and Bloomberg does not approve, endorse, review, or recommend the financial products referenced herein (the “Financial Products”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Indices or the Financial Products.

Fund Performance Overview (Unaudited) (Continued)
First Trust Bloomberg Shareholder Yield ETF (SHRY) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	26.8%
Industrials	18.3
Information Technology	15.4
Health Care	8.4
Consumer Staples	8.1
Energy	8.0
Consumer Discretionary	7.6
Materials	5.4
Communication Services	2.0
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Discover Financial Services	5.4%
Steel Dynamics, Inc.	4.2
C.H. Robinson Worldwide, Inc.	4.1
Hartford Financial Services Group (The), Inc.	4.1
Kinder Morgan, Inc.	3.8
Expeditors International of Washington, Inc.	3.7
Aflac, Inc.	3.5
Allstate (The) Corp.	3.3
HP, Inc.	3.2
Microchip Technology, Inc.	3.1
Total	38.4%

Performance of a $10,000 Initial Investment
June 20, 2017 - March 31, 2024

$25,000
$20,000
$15,000
$10,000
$5,000
$24,279
$22,104
$21,352
6/20/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
3/31/24
First Trust Bloomberg Shareholder Yield ETF
Nasdaq Riskalyze US Large Cap™ Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
Mid Cap US Equity Select ETF (RNMC)
The Mid Cap US Equity Select ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze US Mid CapTM Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “RNMC.” The Fund normally invests at least 90% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index.
The Index is owned and was developed and sponsored by Nitrogen Wealth, Inc. (the “Index Provider”). The Index Provider has retained Nasdaq, Inc. to calculate and maintain the Index. According to the Index Provider, the Index is designed to select dividend-paying US mid cap securities that are included in the Nasdaq US 600 Mid CapTM Index (the “Base Index”) and have paid a dividend in the trailing twelve months (based on ex-date). The Base Index is a comprehensive, rules-based index designed to measure stock market performance of mid cap US companies, as determined by Nasdaq, Inc.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/24	5 Years Ended 3/31/24	Inception (6/20/17) to 3/31/24	5 Years Ended 3/31/24	Inception (6/20/17) to 3/31/24
Fund Performance
NAV	22.33%	11.02%	9.60%	68.69%	86.18%
Market Price	22.27%	10.98%	9.59%	68.37%	86.00%
Index Performance
Nasdaq Riskalyze US Mid CapTM Index	23.22%	11.73%	10.29%	74.11%	94.23%
Nasdaq US 600 Mid CapTM Index	22.93%	10.04%	9.89%	61.38%	89.54%
S&P MidCap 400® Index	23.33%	11.71%	10.31%	73.98%	94.49%
Russell 3000® Index	29.29%	14.34%	13.36%	95.39%	134.02%
(See Notes to Fund Performance Overview on page 14.)
Performance Review
The Fund generated a NAV return of 22.33% during the period covered by this report. During the same period, the Nasdaq US 600 Mid CapTM Index generated a return of 22.93%. During the period covered by this report, the Fund allocated 20.5% to the Industrials sector, well more than allocations to any other sector during the period covered by this report. The investments in the Industrials sector also contributed more than any other sector to the Fund’s return, with an overall impact of 7.1%. There were no sector allocations that caused significant drag on the Fund during this same period. The most-negatively contributing sector allocation was the allocation to the Communication Services sector. This sector received an average weight in the Fund of 2.5% and caused -0.4% drag on the Fund during the period covered by this report.

Riskalyze and Nasdaq Riskalyze US Mid CapTM Index are trademarks or service marks of Nitrogen Wealth, Inc. (“Nitrogen Wealth”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Nitrogen Wealth, and Nitrogen Wealth makes no representation regarding the advisability of trading in the Fund. The Nasdaq Riskalyze US Mid CapTM Index (“Riskalyze Index”) is a product of Nitrogen Wealth. RISKALYZE® and NASDAQ RISKALYZE US MID CAPTM INDEX are trademarks of Nitrogen Wealth. Nasdaq® is a trademark of Nasdaq, Inc.

Fund Performance Overview (Unaudited) (Continued)
Mid Cap US Equity Select ETF (RNMC) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	21.0%
Financials	15.3
Consumer Discretionary	14.7
Health Care	12.0
Information Technology	10.8
Materials	6.5
Real Estate	6.3
Energy	5.0
Utilities	3.4
Consumer Staples	2.8
Communication Services	2.2
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Vertiv Holdings Co., Class A	1.5%
Organon & Co.	1.2
Select Medical Holdings Corp.	1.2
Bruker Corp.	1.2
Pegasystems, Inc.	1.2
Encompass Health Corp.	1.1
Universal Health Services, Inc., Class B	1.1
KBR, Inc.	1.0
Ensign Group (The), Inc.	1.0
Viatris, Inc.	1.0
Total	11.5%

Performance of a $10,000 Initial Investment
June 20, 2017 - March 31, 2024
$25,000
$20,000
$15,000
$10,000
$5,000
$23,402
$19,449
$19,423
$18,954
$18,618
6/20/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
3/31/24
Mid Cap US Equity Select ETF
Nasdaq Riskalyze US Mid Cap™ Index
Nasdaq US 600 Mid Cap™ Index
S&P MidCap 400® Index
Russell 3000® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
Small Cap US Equity Select ETF (RNSC)
The Small Cap US Equity Select ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze US Small CapTM Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “RNSC.” The Fund normally invests at least 90% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index.
The Index is owned and was developed and sponsored by Nitrogen Wealth, Inc. (the “Index Provider”). The Index Provider has retained Nasdaq, Inc. to calculate and maintain the Index. According to the Index Provider, the Index is designed to select dividend-paying US small cap securities that are included in the Nasdaq US 700 Small CapTM Index (the “Base Index”) and have paid a dividend in the trailing twelve months (based on ex-date). The Base Index is a comprehensive, rules-based index designed to measure stock market performance of small cap US companies, as determined by Nasdaq, Inc.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/24	5 Years Ended 3/31/24	Inception (6/20/17) to 3/31/24	5 Years Ended 3/31/24	Inception (6/20/17) to 3/31/24
Fund Performance
NAV	11.45%	8.76%	7.78%	52.16%	66.12%
Market Price	11.41%	8.69%	7.76%	51.68%	65.98%
Index Performance
Nasdaq Riskalyze US Small CapTM Index	12.27%	9.50%	8.50%	57.40%	73.81%
Nasdaq US 700 Small CapTM Index	17.25%	8.84%	8.62%	52.72%	75.16%
S&P SmallCap 600® Index	15.93%	9.15%	8.72%	54.90%	76.28%
Russell 3000® Index	29.29%	14.34%	13.36%	95.39%	134.02%
(See Notes to Fund Performance Overview on page 14.)
Performance Review
The Fund generated a NAV return of 11.45% during the period covered by this report. During the same period, the Nasdaq US 700 Small CapTM Index generated a return of 17.25%. The Financials sector received the greatest weight of any sector allocation within the Fund and also had the greatest contribution to the Fund’s return. Investments in this sector carried an average weight of 17.5% and contributed 4.0% to the Fund’s overall return. The Fund’s allocation to the Industrials and Health Care sectors were close behind the Financials sector this year. The allocation to the Industrials sector was 16.7% and contributed 3.6% to the Fund’s return while the allocation to the Health Care sector was 15.8%. The allocation to the Health Care sector, however, were also the greatest source of negative performance for the Fund, as the 15.8% allocation caused a -1.2% contribution to the Fund’s return during the period covered by this report.

Riskalyze and Nasdaq Riskalyze US Small CapTM Index are trademarks or service marks of Nitrogen Wealth, Inc. (“Nitrogen Wealth”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Nitrogen Wealth, and Nitrogen Wealth makes no representation regarding the advisability of trading in the Fund. The Nasdaq Riskalyze US Small CapTM Index (“Riskalyze Index”) is a product of Nitrogen Wealth. RISKALYZE® and NASDAQ RISKALYZE US SMALL CAPTM INDEX are trademarks of Nitrogen Wealth. Nasdaq® is a trademark of Nasdaq, Inc.

Fund Performance Overview (Unaudited) (Continued)
Small Cap US Equity Select ETF (RNSC) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	19.3%
Industrials	17.9
Health Care	15.6
Consumer Discretionary	12.1
Information Technology	10.3
Real Estate	7.4
Energy	6.0
Materials	3.5
Consumer Staples	2.8
Communication Services	2.6
Utilities	2.5
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
U.S. Physical Therapy, Inc.	3.8%
LeMaitre Vascular, Inc.	3.6
Premier, Inc., Class A	3.1
Patterson Cos., Inc.	3.0
Embecta Corp.	2.2
CTS Corp.	1.3
A10 Networks, Inc.	1.2
Clear Secure, Inc., Class A	1.2
Progress Software Corp.	1.2
PC Connection, Inc.	1.1
Total	21.7%

Performance of a $10,000 Initial Investment
June 20, 2017 - March 31, 2024
$25,000
$20,000
$15,000
$10,000
$5,000
$23,402
$17,628
$17,516
$17,381
$16,612
6/20/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
3/31/24
Small Cap US Equity Select ETF
Nasdaq Riskalyze US Small Cap™ Index
Nasdaq US 700 Small Cap™ Index
S&P SmallCap 600® Index
Russell 3000® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P 500 Diversified Dividend Aristocrats ETF (KNGZ)
The First Trust S&P 500 Diversified Dividend Aristocrats ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the S&P 500® Sector-Neutral Dividend Aristocrats Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “KNGZ.” Under normal conditions, the Fund will invest at least 90% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index.
The Index is owned and was developed by S&P Dow Jones Indices, LLC a division of S&P Global (“SPDJI” or the “Index Provider”). According to the Index Provider, the Index measures the performance of companies within the S&P 500® Index that have followed a managed-dividends policy of increasing or maintaining dividends for at least 15 consecutive years and have high indicated annualized dividend yield relative to other companies within the same Global Industry Classification Standard sector.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/24	5 Years Ended 3/31/24	Inception (6/20/17) to 3/31/24	5 Years Ended 3/31/24	Inception (6/20/17) to 3/31/24
Fund Performance
NAV	14.95%	10.84%	10.16%	67.26%	92.64%
Market Price	14.87%	10.83%	10.15%	67.22%	92.59%
Index Performance
S&P 500® Sector-Neutral Dividend Aristocrats Index(1)(2)	N/A	N/A	N/A	N/A	N/A
Nasdaq Riskalyze US Large Cap Select DividendTM Index	19.85%	12.25%	11.35%	78.25%	107.28%
Nasdaq US 500 Large CapTM Index	30.51%	15.04%	13.98%	101.52%	142.75%
S&P 500® Index	29.88%	15.05%	13.98%	101.57%	142.79%

(1)
On October 3, 2023, the Fund’s underlying index changed from the Nasdaq Riskalyze US Large Cap Select DividendTM Index to the S&P 500®
Sector-Neutral Dividend Aristocrats Index. Therefore, any Fund performance and historical returns shown above that incorporate Fund performance prior to October 3, 2023 reflect performance of the Fund based on the Nasdaq Riskalyze US Large Cap Select DividendTM Index
and is not necessarily indicative of the performance that the Fund, based on the S&P 500® Sector-Neutral Dividend Aristocrats Index, would have generated.

(2)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 14.)
Performance Review
The Fund generated a NAV return of 14.95% during the period covered by this report. During the same period, the Nasdaq US 500 Large CapTM Index generated a return of 30.51%. The sector with the greatest weight in the Fund, the Information Technology sector at 29.2%, also had the greatest contribution to the Fund’s overall performance with a contribution of 6.9% to the Fund’s return. Conversely, the sector with the most negative impact in the Fund was the Consumer Staples sector, which contributed a nearly negligible -0.1% to the Fund’s overall return during the period covered by this report.

S&P 500® Sector-Neutral Dividend Aristocrats Index (“Index”) is a product of S&P Dow Jones Indices, LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P 500 Diversified Dividend Aristocrats ETF (KNGZ) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	29.6%
Health Care	13.0
Financials	12.5
Consumer Discretionary	9.6
Industrials	9.1
Communication Services	8.5
Consumer Staples	6.4
Energy	4.3
Utilities	2.5
Real Estate	2.5
Materials	2.0
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
International Business Machines Corp.	4.3%
Corning, Inc.	3.8
HP, Inc.	3.6
Verizon Communications, Inc.	3.6
Hewlett Packard Enterprise Co.	3.3
Texas Instruments, Inc.	3.0
QUALCOMM, Inc.	2.3
Hasbro, Inc.	2.2
Interpublic Group of (The) Cos., Inc.	1.9
Microchip Technology, Inc.	1.9
Total	29.9%

Performance of a $10,000 Initial Investment
June 20, 2017 - March 31, 2024
$25,000
$20,000
$15,000
$10,000
$5,000
$24,279
$24,275
$20,728
$19,264
6/20/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
3/31/24
First Trust S&P 500 Diversified Dividend Aristocrats ETF
Nasdaq Riskalyze US Large Cap Select Dividend™ Index
Nasdaq US 500 Large Cap™ Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
March 31, 2024 (Unaudited)
As a shareholder of Emerging Markets Equity Select ETF, First Trust Bloomberg Shareholder Yield ETF, Mid Cap US Equity Select ETF, Small Cap US Equity Select ETF, or First Trust S&P 500 Diversified Dividend Aristocrats ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended March 31, 2024.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
Emerging Markets Equity Select ETF (RNEM)
Actual	$1,000.00	$1,079.60	0.75%	$3.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	0.75%	$3.79
First Trust Bloomberg Shareholder Yield ETF (SHRY)
Actual	$1,000.00	$1,243.10	0.60%	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
Mid Cap US Equity Select ETF (RNMC)
Actual	$1,000.00	$1,213.00	0.60%	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
Small Cap US Equity Select ETF (RNSC)
Actual	$1,000.00	$1,146.60	0.60%	$3.22
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
First Trust S&P 500 Diversified Dividend Aristocrats ETF (KNGZ)
Actual	$1,000.00	$1,174.30	0.50%	$2.72
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	0.50%	$2.53

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(October 1, 2023 through March 31, 2024), multiplied by 183/366 (to reflect the six-month period).

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments
March 31, 2024

Shares	Description	Value
COMMON STOCKS (a) (b) — 99.9%
	Bermuda — 0.3%
288	Credicorp Ltd.	$48,796
	Brazil — 11.0%
28,616	Ambev S.A. (BRL)	71,263
10,317	Auren Energia S.A. (BRL)	24,479
12,486	Banco do Brasil S.A. (BRL)	140,957
22,613	Banco Santander Brasil S.A. (BRL)	128,588
18,874	BB Seguridade Participacoes S.A. (BRL)	122,380
52,784	Caixa Seguridade Participacoes S.A. (BRL)	164,391
16,079	CCR S.A. (BRL)	44,306
11,414	Cia Energetica de Minas Gerais (Preference Shares) (BRL)	28,584
3,030	Energisa S.A. (BRL)	28,920
11,745	Eneva S.A. (BRL) (c)	29,858
3,419	Engie Brasil Energia S.A. (BRL)	27,445
4,418	Equatorial Energia S.A. (BRL)	28,673
12,057	GPS Participacoes e Empreendimentos S.A. (BRL) (d)	49,811
9,675	Hypera S.A. (BRL)	63,524
21,649	Itau Unibanco Holding S.A. (Preference Shares) (BRL)	149,524
68,345	Itausa S.A. (Preference Shares) (BRL)	143,084
37,046	Klabin S.A. (BRL)	186,582
22,407	Porto Seguro S.A. (BRL)	139,748
13,583	Raia Drogasil S.A. (BRL)	74,125
9,082	Rumo S.A. (BRL)	40,309
16,250	Suzano S.A. (BRL)	207,296
1,552	Telefonica Brasil S.A. (BRL)	15,658
4,501	TIM S.A. (BRL)	15,974
4,099	Transmissora Alianca de Energia Eletrica S.A. (BRL)	29,676
5,714	WEG S.A. (BRL)	43,521
		1,998,676
	Cayman Islands — 2.7%
440,002	3SBio, Inc. (HKD) (d) (e)	336,176
20,832	Hengan International Group Co., Ltd. (HKD)	65,608
57,501	Sany Heavy Equipment International Holdings Co., Ltd. (HKD)	36,953
116	Tecnoglass, Inc.	6,035
47,075	Tingyi Cayman Islands Holding Corp. (HKD)	51,605
		496,377
	Chile — 0.8%
253,007	Banco de Chile (CLP)	28,147
Shares	Description	Value

	Chile (Continued)
556,370	Banco Santander Chile (CLP)	$27,712
9,079	Cencosud S.A. (CLP)	15,753
211,097	Enel Chile S.A. (CLP)	12,690
7,555	Falabella S.A. (CLP) (c)	19,840
911	Sociedad Quimica y Minera de Chile S.A., Class B (Preference Shares) (CLP)	44,350
		148,492
	China — 12.3%
311,214	Agricultural Bank of China Ltd., Class H (HKD)	131,215
331,930	Bank of China Ltd., Class H (HKD)	136,981
192,094	Bank of Communications Co., Ltd., Class H (HKD)	126,150
610,820	CGN Power Co., Ltd., Class H (HKD) (d) (e)	181,055
250,159	China CITIC Bank Corp., Ltd., Class H (HKD)	133,279
94,500	China Coal Energy Co., Ltd., Class H (HKD)	92,002
206,027	China Construction Bank Corp., Class H (HKD)	124,244
135,821	China Petroleum & Chemical Corp., Class H (HKD)	77,048
22,936	China Shenhua Energy Co., Ltd., Class H (HKD)	90,110
1,829,002	China Tower Corp., Ltd., Class H (HKD) (d) (e)	210,313
19,798	Fuyao Glass Industry Group Co., Ltd., Class H (HKD) (d) (e)	99,662
90,859	Huatai Securities Co., Ltd., Class H (HKD) (d) (e)	103,780
241,566	Industrial & Commercial Bank of China Ltd., Class H (HKD)	121,602
11,535	Nongfu Spring Co., Ltd., Class H (HKD) (d) (e)	62,267
323,325	People’s Insurance Co. Group of China (The) Ltd., Class H (HKD)	103,274
96,999	PetroChina Co., Ltd., Class H (HKD)	82,909
90,752	PICC Property & Casualty Co., Ltd., Class H (HKD)	119,659
230,000	Postal Savings Bank of China Co., Ltd., Class H (HKD) (d) (e)	120,188
22,765	Sinopharm Group Co., Ltd., Class H (HKD)	58,317
7,999	Tsingtao Brewery Co., Ltd., Class H (HKD)	54,983
		2,229,038
See Notes to Financial Statements

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Czech Republic — 0.2%
824	CEZ A.S. (CZK)	$29,406
	Egypt — 0.1%
9,575	Commercial International Bank - Egypt (EGP)	16,160
	Hong Kong — 0.6%
42,163	BOC Hong Kong Holdings Ltd. (HKD)	112,856
	Hungary — 0.3%
1,229	OTP Bank Nyrt (HUF)	56,565
	India — 34.1%
5,182	Asian Paints Ltd. (INR)	176,876
7,495	Bata India Ltd. (INR)	122,594
15,874	Bharti Airtel Ltd. (INR)	233,839
634	Bosch Ltd. (INR)	228,289
1,399	Britannia Industries Ltd. (INR)	82,382
3,164	Colgate-Palmolive India Ltd. (INR)	102,821
11,506	Dabur India Ltd. (INR)	72,172
2,441	Dr. Reddy’s Laboratories Ltd. (INR)	180,228
8,434	Grasim Industries Ltd. (INR)	231,301
27,064	HDFC Bank Ltd. (INR)	469,842
2,574	Hindustan Unilever Ltd. (INR)	69,883
43,395	ICICI Bank Ltd. (INR)	568,853
14,281	ITC Ltd. (INR)	73,346
23,799	Kotak Mahindra Bank Ltd. (INR)	509,495
5,418	Larsen & Toubro Ltd. (INR)	244,511
1,136	Maruti Suzuki India Ltd. (INR)	171,626
2,820	Nestle India Ltd. (INR)	88,667
8,700	Pidilite Industries Ltd. (INR)	314,474
17,615	Reliance Industries Ltd. (INR)	627,637
11,769	Sun Pharmaceutical Industries Ltd. (INR)	228,677
9,207	Tata Consultancy Services Ltd. (INR)	427,914
7,237	Tata Consumer Products Ltd. (INR)	95,119
3,829	Titan Co., Ltd. (INR)	174,540
1,985	UltraTech Cement Ltd. (INR)	232,032
79,645	Wipro Ltd. (INR)	458,470
		6,185,588
	Indonesia — 3.3%
54,021	Adaro Energy Indonesia Tbk PT (IDR)	9,199
110,946	Astra International Tbk PT (IDR)	36,037
165,435	Bank Central Asia Tbk PT (IDR)	105,125
242,317	Bank Mandiri Persero Tbk PT (IDR)	110,804
Shares	Description	Value

	Indonesia (Continued)
282,801	Bank Negara Indonesia Persero Tbk PT (IDR)	$105,237
279,418	Bank Rakyat Indonesia Persero Tbk PT (IDR)	106,621
167,247	Barito Pacific Tbk PT (IDR)	9,968
203,487	Berkah Beton Sadaya Tbk PT (IDR) (c) (f)	642
1,123,800	Bumi Resources Tbk PT (IDR) (c)	5,954
4,291,717	GoTo Gojek Tokopedia Tbk PT (IDR) (c)	18,677
19,587	Indah Kiat Pulp & Paper Tbk PT (IDR)	11,829
75,493	Merdeka Copper Gold Tbk PT (IDR) (c)	10,856
270,010	Telkom Indonesia Persero Tbk PT (IDR)	59,094
7,696	United Tractors Tbk PT (IDR)	11,735
		601,778
	Luxembourg — 0.1%
1,997	Allegro.eu S.A. (PLN) (c) (d) (e)	16,541
	Malaysia — 1.6%
45,100	CIMB Group Holdings Bhd (MYR)	62,414
12,600	Inari Amertron Bhd (MYR)	8,412
5,600	Kuala Lumpur Kepong Bhd (MYR)	26,385
27,800	Malayan Banking Bhd (MYR)	56,681
16,600	Petronas Chemicals Group Bhd (MYR)	23,815
60,200	Public Bank Bhd (MYR)	53,548
5,900	Tenaga Nasional Bhd (MYR)	14,011
38,600	YTL Corp. Bhd (MYR)	21,286
28,600	YTL Power International Bhd (MYR)	22,841
		289,393
	Mexico — 7.0%
17,720	Alsea S.A.B. de C.V. (MXN) (c)	87,382
167,804	America Movil S.A.B. de C.V., Series B (MXN)	157,261
5,193	Arca Continental S.A.B. de C.V. (MXN)	56,680
15,284	Banco del Bajio S.A. (MXN) (d) (e)	59,575
86,702	Cemex S.A.B. de C.V., Series CPO (MXN) (c)	76,509
8,154	Corp Inmobiliaria Vesta S.A.B. de C.V. (MXN)	31,817
16,136	Fibra Uno Administracion S.A. de C.V. (MXN)	26,799
See Notes to Financial Statements

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Mexico (Continued)
4,319	Fomento Economico Mexicano S.A.B. de C.V., Series UBD (MXN)	$56,023
2,754	Gruma S.A.B. de C.V., Class B (MXN)	51,467
5,212	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (MXN)	51,231
3,442	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (MXN)	55,283
2,370	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (MXN)	74,753
9,783	Grupo Bimbo S.A.B. de C.V., Series A (MXN)	46,177
5,734	Grupo Financiero Banorte S.A.B. de C.V., Class O (MXN)	60,832
18,269	Grupo Mexico S.A.B. de C.V., Series B (MXN)	107,837
23,688	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (MXN)	55,001
6,397	Qualitas Controladora S.A.B. de C.V. (MXN)	74,438
6,693	Regional S.A.B. de C.V. (MXN)	65,901
17,336	Wal-Mart de Mexico S.A.B. de C.V. (MXN)	69,867
		1,264,833
	Netherlands — 0.1%
1,724	NEPI Rockcastle N.V. (ZAR)	11,906
247	X5 Retail Group N.V., GDR (c) (e) (f) (g) (h)	0
		11,906
	Philippines — 1.3%
148,110	Ayala Land, Inc. (PHP)	84,969
25,514	BDO Unibank, Inc. (PHP)	70,122
4,620	SM Investments Corp. (PHP)	79,884
		234,975
	Poland — 1.5%
919	Bank Polska Kasa Opieki S.A. (PLN)	41,840
39	Budimex S.A. (PLN)	6,835
514	CD Projekt S.A. (PLN)	15,043
245	Dino Polska S.A. (PLN) (c) (d) (e)	23,780
572	KGHM Polska Miedz S.A. (PLN)	16,347
5	LPP S.A. (PLN)	19,152
2,666	ORLEN S.A. (PLN)	43,438
Shares	Description	Value

	Poland (Continued)
2,671	Powszechna Kasa Oszczednosci Bank Polski S.A. (PLN)	$39,681
2,242	Powszechny Zaklad Ubezpieczen S.A. (PLN)	27,397
258	Santander Bank Polska S.A (PLN)	36,785
		270,298
	Russia — 0.0%
7,696	Alrosa PJSC (RUB) (c) (f) (g) (h)	0
40,399	Credit Bank of Moscow PJSC (RUB) (c) (f) (g) (h)	0
172,018	Inter RAO UES PJSC (RUB) (c) (f) (g) (h)	0
96	Magnit PJSC (RUB) (c) (f) (g) (h)	0
15,021	Magnitogorsk Iron & Steel Works PJSC (RUB) (c) (f) (g) (h)	0
47	MMC Norilsk Nickel PJSC (RUB) (c) (f) (g) (h)	0
2,140	Mobile TeleSystems PJSC (RUB) (c) (f) (g) (h)	0
1,668	Moscow Exchange MICEX-RTS PJSC (RUB) (c) (f) (g) (h)	0
4,741	Novolipetsk Steel PJSC (RUB) (c) (f) (g) (h)	0
85	Polyus PJSC (RUB) (c) (f) (g) (h)	0
676	Severstal PAO (RUB) (c) (f) (g) (h)	0
10,776	Sistema PJSFC (RUB) (c) (f) (g) (h)	0
3,253	Tatneft PJSC (RUB) (c) (f) (g) (h)	0
		0
	South Africa — 3.3%
3,734	Absa Group Ltd. (ZAR)	29,204
4,397	African Rainbow Minerals Ltd. (ZAR)	38,185
1,526	Aspen Pharmacare Holdings Ltd. (ZAR)	17,675
1,033	Bid Corp., Ltd. (ZAR)	25,187
1,372	Bidvest Group (The) Ltd. (ZAR)	17,567
380	Capitec Bank Holdings Ltd. (ZAR)	42,049
1,686	Clicks Group Ltd. (ZAR)	26,359
4,759	Discovery Ltd. (ZAR)	30,310
856	Exxaro Resources Ltd. (ZAR)	7,637
10,222	FirstRand Ltd. (ZAR)	33,316
17,016	Growthpoint Properties Ltd. (ZAR)	10,116
See Notes to Financial Statements

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	South Africa (Continued)
7,566	Impala Platinum Holdings Ltd. (ZAR)	$31,283
1,175	Mr Price Group Ltd. (ZAR)	10,783
7,021	MTN Group Ltd. (ZAR)	34,749
3,226	Nedbank Group Ltd. (ZAR)	38,949
54,129	Old Mutual Ltd. (ZAR)	33,580
9,463	Pepkor Holdings Ltd. (ZAR) (d) (e)	9,428
4,396	Remgro Ltd. (ZAR)	28,342
9,940	Sanlam Ltd. (ZAR)	36,417
2,866	Sasol Ltd. (ZAR)	22,152
1,819	Shoprite Holdings Ltd. (ZAR)	23,764
3,553	Standard Bank Group Ltd. (ZAR)	34,750
2,407	Woolworths Holdings Ltd. (ZAR)	7,525
		589,327
	Taiwan — 13.3%
117,948	Asia Cement Corp. (TWD)	150,920
114,714	Chang Hwa Commercial Bank Ltd. (TWD)	65,057
167,696	China Development Financial Holding Corp. (TWD) (c)	72,573
85,750	China Steel Corp. (TWD)	63,770
16,529	Chunghwa Telecom Co., Ltd. (TWD)	64,818
81,601	E.Sun Financial Holding Co., Ltd. (TWD)	69,226
163,076	Far Eastern New Century Corp. (TWD)	168,408
26,373	Far EasTone Telecommunications Co., Ltd. (TWD)	66,667
74,532	First Financial Holding Co., Ltd. (TWD)	64,277
35,206	Formosa Chemicals & Fibre Corp. (TWD)	60,174
58,752	Formosa Plastics Corp. (TWD)	125,018
32,600	Fubon Financial Holding Co., Ltd. (TWD)	70,592
96,528	Hua Nan Financial Holdings Co., Ltd. (TWD)	69,070
52,654	Mega Financial Holding Co., Ltd. (TWD)	66,222
32,510	Nan Ya Plastics Corp. (TWD)	55,972
5,916	President Chain Store Corp. (TWD)	49,079
213,465	Shin Kong Financial Holding Co., Ltd. (TWD) (c)	53,761
113,725	SinoPac Financial Holdings Co., Ltd. (TWD)	76,401
Shares	Description	Value

	Taiwan (Continued)
250,506	Synnex Technology International Corp. (TWD)	$613,672
110,549	Taishin Financial Holding Co., Ltd. (TWD)	62,004
149,910	Taiwan Business Bank (TWD)	74,478
77,298	Taiwan Cooperative Financial Holding Co., Ltd. (TWD)	62,798
20,268	Taiwan Mobile Co., Ltd. (TWD)	64,597
22,154	Uni-President Enterprises Corp. (TWD)	52,887
78,995	Yuanta Financial Holding Co., Ltd. (TWD)	74,296
		2,416,737
	Thailand — 4.0%
4,800	Advanced Info Service PCL (THB)	26,837
13,300	Airports of Thailand PCL (THB)	23,784
4,900	Bangkok Bank PCL (THB)	18,667
50,100	Bangkok Dusit Medical Services PCL (THB)	38,789
111,800	Bangkok Expressway & Metro PCL (THB)	24,513
123,700	BTS Group Holdings PCL (THB)	18,985
5,000	Bumrungrad Hospital PCL (THB)	30,558
12,500	Central Pattana PCL (THB)	21,497
53,700	Charoen Pokphand Foods PCL (THB)	26,786
18,400	CP ALL PCL (THB)	27,483
58,100	Gulf Energy Development PCL (THB) (e)	69,664
86,500	Home Product Center PCL (THB)	25,366
14,900	Intouch Holdings PCL (THB)	28,075
6,400	Kasikornbank PCL (THB)	21,750
42,800	Krung Thai Bank PCL (THB)	19,707
18,500	Krungthai Card PCL (THB)	23,196
101,100	Land & Houses PCL (THB)	20,366
34,600	Minor International PCL (THB)	31,293
106,200	PTT Oil & Retail Business PCL (THB) (d) (e)	51,226
59,300	PTT PCL (THB)	54,445
7,900	SCB X PCL (THB)	24,682
3,100	Siam Cement (The) PCL (THB)	21,665
72,500	Thai Beverage PCL (SGD)	26,310
8,100	Tisco Financial Group PCL (THB)	22,033
472,400	TMBThanachart Bank PCL (THB)	23,563
		721,240
See Notes to Financial Statements

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Turkey — 1.7%
12,591	Akbank T.A.S. (TRY)	$18,218
2,181	Arcelik A.S. (TRY)	10,052
6,392	Aselsan Elektronik Sanayi Ve Ticaret A.S. (TRY)	10,963
1,411	BIM Birlesik Magazalar A.S. (TRY)	15,341
982	Coca-Cola Icecek A.S. (TRY)	17,070
1,206	Enerjisa Enerji A.S. (TRY) (d) (e)	2,164
7,489	Enka Insaat ve Sanayi A.S. (TRY)	7,978
5,516	Eregli Demir ve Celik Fabrikalari T.A.S. (TRY) (c)	7,186
421	Ford Otomotiv Sanayi A.S. (TRY)	15,040
7,057	Haci Omer Sabanci Holding A.S. (TRY)	18,095
9,130	Hektas Ticaret T.A.S. (TRY) (c)	4,829
5,288	KOC Holding A.S. (TRY)	33,268
8,533	Koza Altin Isletmeleri A.S. (TRY)	5,907
3,260	Oyak Cimento Fabrikalari A.S. (TRY) (c)	6,095
431	Pegasus Hava Tasimaciligi A.S. (TRY) (c)	10,885
4,994	Sasa Polyester Sanayi A.S. (TRY) (c)	6,642
1,203	Tofas Turk Otomobil Fabrikasi A.S. (TRY)	10,149
1,466	Turk Hava Yollari AO (TRY) (c)	13,501
296	Turk Traktor ve Ziraat Makineleri A.S. (TRY)	8,977
6,064	Turkcell Iletisim Hizmetleri A.S. (TRY)	12,829
40,917	Turkiye Is Bankasi A.S., Class C (TRY)	14,212
4,879	Turkiye Petrol Rafinerileri A.S. (TRY)	26,696
4,772	Turkiye Sise ve Cam Fabrikalari A.S. (TRY)	6,713
22,822	Yapi ve Kredi Bankasi A.S. (TRY)	19,412
		302,222
	United Kingdom — 0.3%
2,455	Anglogold Ashanti PLC (ZAR)	54,789
	Total Common Stocks	18,095,993
	(Cost $16,627,678)
Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
96,602	Dreyfus Government Cash Management Fund, Institutional Shares - 5.20% (i)	$96,602
	(Cost $96,602)

	Total Investments — 100.4%	18,192,595
	(Cost $16,724,280)
	Net Other Assets and Liabilities — (0.4)%	(77,643)
	Net Assets — 100.0%	$18,114,952

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)	Non-income producing security.
(d)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(g)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At March 31, 2024, securities noted
as such are valued at $0 or 0.0% of net assets.

(h)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(i)	Rate shown reflects yield as of March 31, 2024.

See Notes to Financial Statements

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments (Continued)
March 31, 2024
Abbreviations throughout the Portfolio of Investments:
BRL	– Brazilian Real
CLP	– Chilean Peso
CZK	– Czech Koruna
EGP	– Egyptian Pound
GDR	– Global Depositary Receipt
HKD	– Hong Kong Dollar
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupee
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PHP	– Philippine Peso
PLN	– Polish Zloty
RUB	– Russian Ruble
SGD	– Singapore Dollar
THB	– Thai Baht
TRY	– Turkish Lira
TWD	– New Taiwan Dollar
USD	– United States Dollar
ZAR	– South African Rand

Currency Exposure Diversification	% of Total Investments
INR	34.0%
HKD	15.6
TWD	13.3
BRL	11.0
MXN	6.9
THB	3.8
ZAR	3.6
IDR	3.3
TRY	1.6
MYR	1.6
PLN	1.6
PHP	1.3
USD	0.9
CLP	0.8
HUF	0.3
CZK	0.2
SGD	0.1
EGP	0.1
RUB	0.0‡
Total	100.0%

‡	Investments are valued at $0.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 3/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Netherlands	$ 11,906	$ 11,906	$ —	$ —**
Russia	—**	—	—	—**
Thailand	721,240	26,310	694,930	—
Other Country Categories*	17,362,847	17,362,847	—	—
Money Market Funds	96,602	96,602	—	—
Total Investments	$18,192,595	$17,497,665	$694,930	$—**

*	See Portfolio of Investments for country breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Bloomberg Shareholder Yield ETF (SHRY)
Portfolio of Investments
March 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 1.5%
687	Lockheed Martin Corp.	$312,496
	Air Freight & Logistics — 9.9%
11,310	C.H. Robinson Worldwide, Inc.	861,143
6,355	Expeditors International of Washington, Inc.	772,577
2,993	United Parcel Service, Inc., Class B	444,850
		2,078,570
	Capital Markets — 2.3%
1,575	Blackstone, Inc.	206,908
1,250	CME Group, Inc.	269,112
		476,020
	Chemicals — 1.2%
713	Sherwin-Williams (The) Co.	247,646
	Consumer Finance — 5.4%
8,693	Discover Financial Services	1,139,565
	Consumer Staples Distribution & Retail — 0.6%
2,224	Walmart, Inc.	133,818
	Electronic Equipment, Instruments & Components — 1.5%
2,227	TE Connectivity Ltd.	323,449
	Energy Equipment & Services — 1.1%
4,257	Schlumberger N.V.	233,326
	Financial Services — 2.7%
583	Mastercard, Inc., Class A	280,755
1,020	Visa, Inc., Class A	284,662
		565,417
	Food Products — 2.5%
7,470	General Mills, Inc.	522,676
	Ground Transportation — 4.1%
15,303	CSX Corp.	567,282
1,215	Union Pacific Corp.	298,805
		866,087
	Health Care Equipment & Supplies — 1.2%
2,238	Abbott Laboratories	254,371
	Health Care Providers & Services — 5.6%
1,021	Elevance Health, Inc.	529,430
1,192	McKesson Corp.	639,925
		1,169,355
Shares	Description	Value

	Hotels, Restaurants & Leisure — 0.9%
670	McDonald’s Corp.	$188,907
	Household Products — 5.0%
3,735	Colgate-Palmolive Co.	336,337
3,376	Kimberly-Clark Corp.	436,685
1,668	Procter & Gamble (The) Co.	270,633
		1,043,655
	Insurance — 16.4%
8,625	Aflac, Inc.	740,543
3,946	Allstate (The) Corp.	682,697
8,349	Hartford Financial Services Group (The), Inc.	860,364
7,534	Principal Financial Group, Inc.	650,260
2,190	Travelers (The) Cos., Inc.	504,007
		3,437,871
	Interactive Media & Services — 1.3%
1,338	Alphabet, Inc., Class A (a)	201,944
131	Meta Platforms, Inc., Class A	63,611
		265,555
	IT Services — 0.6%
357	Accenture PLC, Class A	123,740
	Machinery — 1.5%
1,157	Illinois Tool Works, Inc.	310,458
	Media — 0.7%
549	Charter Communications, Inc., Class A (a)	159,556
	Metals & Mining — 4.2%
6,007	Steel Dynamics, Inc.	890,418
	Oil, Gas & Consumable Fuels — 6.9%
5,110	EOG Resources, Inc.	653,263
43,886	Kinder Morgan, Inc.	804,869
		1,458,132
	Pharmaceuticals — 1.6%
2,509	Merck & Co., Inc.	331,063
	Professional Services — 1.3%
2,208	Paychex, Inc.	271,142
	Semiconductors & Semiconductor Equipment — 8.5%
1,598	Analog Devices, Inc.	316,068
904	Applied Materials, Inc.	186,432
458	KLA Corp.	319,945
7,298	Microchip Technology, Inc.	654,704
1,284	QUALCOMM, Inc.	217,381
523	Texas Instruments, Inc.	91,112
		1,785,642
See Notes to Financial Statements

First Trust Bloomberg Shareholder Yield ETF (SHRY)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Software — 0.5%
208	Adobe, Inc. (a)	$104,957
	Specialty Retail — 6.7%
1,176	Home Depot (The), Inc.	451,114
2,270	Lowe’s Cos., Inc.	578,237
338	O’Reilly Automotive, Inc. (a)	381,561
		1,410,912
	Technology Hardware, Storage & Peripherals — 4.2%
1,327	Apple, Inc.	227,554
21,910	HP, Inc.	662,120
		889,674

	Total Investments — 99.9%	20,994,478
	(Cost $19,581,721)
	Net Other Assets and Liabilities — 0.1%	11,890
	Net Assets — 100.0%	$21,006,368

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 3/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 20,994,478	$ 20,994,478	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments
March 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.8%
	Aerospace & Defense — 1.3%
568	BWX Technologies, Inc.	$58,288
196	Curtiss-Wright Corp.	50,164
451	Hexcel Corp.	32,855
169	Huntington Ingalls Industries, Inc.	49,259
321	Woodward, Inc.	49,473
		240,039
	Air Freight & Logistics — 0.2%
505	C.H. Robinson Worldwide, Inc.	38,451
	Automobile Components — 0.8%
1,275	BorgWarner, Inc.	44,294
1,401	Gentex Corp.	50,604
325	Lear Corp.	47,086
		141,984
	Automobiles — 0.6%
1,241	Harley-Davidson, Inc.	54,281
387	Thor Industries, Inc.	45,411
		99,692
	Banks — 5.0%
677	Bank OZK	30,776
393	BOK Financial Corp.	36,156
1,139	Cadence Bank	33,031
1,264	Columbia Banking System, Inc.	24,458
604	Comerica, Inc.	33,214
633	Commerce Bancshares, Inc.	33,676
312	Cullen/Frost Bankers, Inc.	35,122
468	East West Bancorp, Inc.	37,023
1,114	First Financial Bankshares, Inc.	36,550
2,382	First Horizon Corp.	36,683
2,449	FNB Corp.	34,531
817	Glacier Bancorp, Inc.	32,909
695	Hancock Whitney Corp.	31,998
1,332	Home BancShares, Inc.	32,727
2,342	KeyCorp	37,027
3,296	New York Community Bancorp, Inc.	10,613
1,997	Old National Bancorp	34,768
387	Pinnacle Financial Partners, Inc.	33,235
412	Popular, Inc.	36,293
499	Prosperity Bancshares, Inc.	32,824
400	SouthState Corp.	34,012
897	Synovus Financial Corp.	35,934
897	United Bankshares, Inc.	32,104
3,107	Valley National Bancorp	24,732
666	Webster Financial Corp.	33,813
512	Western Alliance Bancorp	32,865
Shares	Description	Value

	Banks (Continued)
364	Wintrust Financial Corp.	$37,998
769	Zions Bancorp N.A.	33,375
		918,447
	Beverages — 0.3%
68	Coca-Cola Consolidated, Inc.	57,556
	Broadline Retail — 0.8%
114	Dillard’s, Inc., Class A	53,767
2,272	Macy’s, Inc.	45,417
2,480	Nordstrom, Inc.	50,270
		149,454
	Building Products — 2.3%
530	A.O. Smith Corp.	47,414
590	AAON, Inc.	51,979
311	Advanced Drainage Systems, Inc.	53,566
346	Allegion PLC	46,610
574	Fortune Brands Innovations, Inc.	48,600
294	Owens Corning	49,039
221	Simpson Manufacturing Co., Inc.	45,345
265	UFP Industries, Inc.	32,598
1,485	Zurn Elkay Water Solutions Corp.	49,703
		424,854
	Capital Markets — 2.4%
224	Affiliated Managers Group, Inc.	37,513
197	Evercore, Inc., Class A	37,940
281	Houlihan Lokey, Inc.	36,021
407	Interactive Brokers Group, Inc., Class A	45,466
1,890	Invesco Ltd.	31,355
834	Jefferies Financial Group, Inc.	36,780
970	Lazard, Inc.	40,614
116	MarketAxess Holdings, Inc.	25,433
117	Morningstar, Inc.	36,079
532	SEI Investments Co.	38,251
489	Stifel Financial Corp.	38,225
370	Tradeweb Markets, Inc., Class A	38,543
		442,220
	Chemicals — 2.8%
394	Ashland, Inc.	38,364
799	Avient Corp.	34,677
225	Balchem Corp.	34,864
399	Cabot Corp.	36,788
1,054	Chemours (The) Co.	27,678
369	Eastman Chemical Co.	36,981
1,436	Element Solutions, Inc.	35,871
527	FMC Corp.	33,570
536	H.B. Fuller Co.	42,741
1,325	Huntsman Corp.	34,490
61	NewMarket Corp.	38,712
See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Chemicals (Continued)
617	Olin Corp.	$36,279
156	Quaker Chemical Corp.	32,019
523	Scotts Miracle-Gro (The) Co.	39,010
		502,044
	Commercial Services & Supplies — 0.8%
259	MSA Safety, Inc.	50,140
261	Tetra Tech, Inc.	48,209
2,065	Vestis Corp.	39,793
		138,142
	Communications Equipment — 0.5%
2,410	Juniper Networks, Inc.	89,315
	Construction & Engineering — 1.8%
472	AECOM	46,294
418	Arcosa, Inc.	35,890
213	Comfort Systems USA, Inc.	67,672
204	EMCOR Group, Inc.	71,441
2,206	MDU Resources Group, Inc.	55,591
187	Valmont Industries, Inc.	42,688
		319,576
	Construction Materials — 0.3%
215	Eagle Materials, Inc.	58,426
	Consumer Finance — 0.8%
965	Ally Financial, Inc.	39,169
312	FirstCash Holdings, Inc.	39,793
687	OneMain Holdings, Inc.	35,099
1,765	SLM Corp.	38,459
		152,520
	Consumer Staples Distribution & Retail — 0.4%
229	Casey’s General Stores, Inc.	72,925
	Containers & Packaging — 2.2%
354	AptarGroup, Inc.	50,937
648	Berry Global Group, Inc.	39,191
475	Crown Holdings, Inc.	37,649
1,772	Graphic Packaging Holding Co.	51,707
666	Greif, Inc., Class A	45,987
919	International Paper Co.	35,859
1,195	Sealed Air Corp.	44,454
964	Silgan Holdings, Inc.	46,812
782	Sonoco Products Co.	45,231
		397,827
	Diversified Consumer Services — 0.8%
6,404	ADT, Inc.	43,035
Shares	Description	Value

	Diversified Consumer Services (Continued)
945	H&R Block, Inc.	$46,409
667	Service Corp. International	49,498
		138,942
	Diversified REITs — 0.2%
1,381	Essential Properties Realty Trust, Inc.	36,817
	Diversified Telecommunication Services — 0.3%
1,726	Iridium Communications, Inc.	45,152
	Electric Utilities — 1.2%
2,562	Hawaiian Electric Industries, Inc.	28,874
369	IDACORP, Inc.	34,277
703	NRG Energy, Inc.	47,586
1,040	OGE Energy Corp.	35,672
506	Pinnacle West Capital Corp.	37,813
840	Portland General Electric Co.	35,280
		219,502
	Electrical Equipment — 2.3%
214	Acuity Brands, Inc.	57,508
434	EnerSys	40,996
295	Regal Rexnord Corp.	53,129
3,327	Vertiv Holdings Co., Class A	271,716
		423,349
	Electronic Equipment, Instruments & Components — 4.7%
1,468	Advanced Energy Industries, Inc.	149,707
3,170	Avnet, Inc.	157,169
282	Badger Meter, Inc.	45,630
567	Belden, Inc.	52,510
1,047	Cognex Corp.	44,414
163	Littelfuse, Inc.	39,503
1,485	TD SYNNEX Corp.	167,953
6,665	Vishay Intertechnology, Inc.	151,162
1,264	Vontier Corp.	57,335
		865,383
	Energy Equipment & Services — 0.6%
1,183	ChampionX Corp.	42,458
952	Helmerich & Payne, Inc.	40,041
1,702	NOV, Inc.	33,223
		115,722
	Entertainment — 0.5%
1,928	Endeavor Group Holdings, Inc., Class A	49,607
1,278	Warner Music Group Corp., Class A	42,200
		91,807
See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Financial Services — 2.0%
1,557	Corebridge Financial, Inc.	$44,733
1,013	Equitable Holdings, Inc.	38,504
640	Essent Group Ltd.	38,086
268	Jack Henry & Associates, Inc.	46,560
1,748	MGIC Investment Corp.	39,085
381	PennyMac Financial Services, Inc.	34,705
1,183	Radian Group, Inc.	39,595
462	Voya Financial, Inc.	34,151
3,664	Western Union (The) Co.	51,223
		366,642
	Food Products — 1.5%
2,801	Flowers Foods, Inc.	66,524
581	Ingredion, Inc.	67,890
380	Lancaster Colony Corp.	78,899
17	Seaboard Corp.	54,807
		268,120
	Gas Utilities — 1.0%
724	National Fuel Gas Co.	38,893
816	New Jersey Resources Corp.	35,014
570	ONE Gas, Inc.	36,782
574	Southwest Gas Holdings, Inc.	43,699
1,479	UGI Corp.	36,295
		190,683
	Ground Transportation — 1.0%
757	Knight-Swift Transportation Holdings, Inc.	41,650
226	Landstar System, Inc.	43,564
380	Ryder System, Inc.	45,672
649	U-Haul Holding Co.	43,275
		174,161
	Health Care Equipment & Supplies — 2.3%
1,512	CONMED Corp.	121,081
4,649	DENTSPLY SIRONA, Inc.	154,300
665	Teleflex, Inc.	150,403
		425,784
	Health Care Providers & Services — 5.4%
282	Chemed Corp.	181,024
2,481	Encompass Health Corp.	204,881
1,475	Ensign Group (The), Inc.	183,520
7,042	Select Medical Holdings Corp.	212,316
1,085	Universal Health Services, Inc., Class B	197,969
		979,710
	Health Care REITs — 0.7%
2,047	Healthcare Realty Trust, Inc.	28,965
Shares	Description	Value

	Health Care REITs (Continued)
1,781	Healthpeak Properties, Inc.	$33,394
7,183	Medical Properties Trust, Inc.	33,760
1,150	Omega Healthcare Investors, Inc.	36,420
		132,539
	Hotel & Resort REITs — 0.4%
2,123	Apple Hospitality REIT, Inc.	34,775
321	Ryman Hospitality Properties, Inc.	37,111
		71,886
	Hotels, Restaurants & Leisure — 3.4%
1,627	Aramark	52,910
732	Boyd Gaming Corp.	49,278
403	Choice Hotels International, Inc.	50,919
338	Churchill Downs, Inc.	41,828
350	Hyatt Hotels Corp., Class A	55,867
539	Marriott Vacations Worldwide Corp.	58,067
374	Texas Roadhouse, Inc.	57,772
215	Vail Resorts, Inc.	47,908
2,349	Wendy’s (The) Co.	44,255
179	Wingstop, Inc.	65,586
568	Wyndham Hotels & Resorts, Inc.	43,594
501	Wynn Resorts Ltd.	51,217
		619,201
	Household Durables — 2.7%
238	Installed Building Products, Inc.	61,578
732	KB Home	51,884
1,747	Leggett & Platt, Inc.	33,455
828	MDC Holdings, Inc.	52,089
262	Meritage Homes Corp.	45,970
5,268	Newell Brands, Inc.	42,302
897	Tempur Sealy International, Inc.	50,968
446	Toll Brothers, Inc.	57,699
376	Whirlpool Corp.	44,981
795	Worthington Enterprises, Inc.	49,473
		490,399
	Household Products — 0.4%
2,349	Reynolds Consumer Products, Inc.	67,087
	Independent Power and Renewable Electricity Producers — 0.5%
479	Ormat Technologies, Inc.	31,705
943	Vistra Corp.	65,680
		97,385
	Industrial REITs — 1.1%
1,165	Americold Realty Trust, Inc.	29,032
193	EastGroup Properties, Inc.	34,695
See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Industrial REITs (Continued)
669	First Industrial Realty Trust, Inc.	$35,149
629	Rexford Industrial Realty, Inc.	31,639
897	STAG Industrial, Inc.	34,481
563	Terreno Realty Corp.	37,383
		202,379
	Insurance — 4.0%
283	American Financial Group, Inc.	38,624
201	Assurant, Inc.	37,836
451	Assured Guaranty Ltd.	39,350
610	Axis Capital Holdings Ltd.	39,662
101	Erie Indemnity Co., Class A	40,559
661	Fidelity National Financial, Inc.	35,099
523	First American Financial Corp.	31,929
278	Globe Life, Inc.	32,351
279	Hanover Insurance Group (The), Inc.	37,991
101	Kinsale Capital Group, Inc.	52,999
1,250	Lincoln National Corp.	39,912
1,148	Old Republic International Corp.	35,267
164	Primerica, Inc.	41,485
208	Reinsurance Group of America, Inc.	40,119
171	RenaissanceRe Holdings Ltd.	40,190
253	RLI Corp.	37,563
339	Selective Insurance Group, Inc.	37,009
745	Unum Group	39,977
23	White Mountains Insurance Group Ltd.	41,269
		739,191
	Leisure Products — 1.0%
723	Acushnet Holdings Corp.	47,682
452	Brunswick Corp.	43,627
897	Hasbro, Inc.	50,698
482	Polaris, Inc.	48,258
		190,265
	Life Sciences Tools & Services — 1.2%
2,251	Bruker Corp.	211,459
	Machinery — 4.7%
359	AGCO Corp.	44,164
752	Allison Transmission Holdings, Inc.	61,032
369	Crane Co.	49,863
668	Donaldson Co., Inc.	49,886
504	Esab Corp.	55,727
568	Federal Signal Corp.	48,206
1,061	Flowserve Corp.	48,467
452	Franklin Electric Co., Inc.	48,278
913	Hillenbrand, Inc.	45,915
Shares	Description	Value

	Machinery (Continued)
367	ITT, Inc.	$49,923
439	John Bean Technologies Corp.	46,047
202	Lincoln Electric Holdings, Inc.	51,599
706	Mueller Industries, Inc.	38,075
402	Oshkosh Corp.	50,133
760	Terex Corp.	48,944
414	Timken (The) Co.	36,196
456	Toro (The) Co.	41,783
210	Watts Water Technologies, Inc., Class A	44,636
		858,874
	Media — 1.5%
127	Cable One, Inc.	53,737
933	New York Times (The) Co., Class A	40,324
1,864	News Corp., Class A	48,800
292	Nexstar Media Group, Inc.	50,309
3,092	Paramount Global, Class B	36,393
2,988	TEGNA, Inc.	44,641
		274,204
	Metals & Mining — 0.9%
978	Alcoa Corp.	33,047
666	Commercial Metals Co.	39,141
6,914	Hecla Mining Co.	33,256
275	Royal Gold, Inc.	33,498
684	United States Steel Corp.	27,893
		166,835
	Mortgage REITs — 0.9%
3,438	AGNC Investment Corp.	34,036
1,742	Annaly Capital Management, Inc.	34,300
1,586	Blackstone Mortgage Trust, Inc., Class A	31,577
3,159	Rithm Capital Corp.	35,255
1,604	Starwood Property Trust, Inc.	32,609
		167,777
	Multi-Utilities — 0.4%
675	Black Hills Corp.	36,855
1,370	NiSource, Inc.	37,894
		74,749
	Office REITs — 0.7%
502	Boston Properties, Inc.	32,785
1,447	Cousins Properties, Inc.	34,786
886	Kilroy Realty Corp.	32,277
1,249	Vornado Realty Trust	35,934
		135,782
	Oil, Gas & Consumable Fuels — 4.3%
2,756	Antero Midstream Corp.	38,749
963	APA Corp.	33,108
See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
633	California Resources Corp.	$34,878
448	Chesapeake Energy Corp.	39,796
207	Chord Energy Corp.	36,896
505	Civitas Resources, Inc.	38,335
3,901	Comstock Resources, Inc.	36,201
1,139	CVR Energy, Inc.	40,617
631	DT Midstream, Inc.	38,554
3,393	Equitrans Midstream Corp.	42,379
622	HF Sinclair Corp.	37,550
1,623	Magnolia Oil & Gas Corp., Class A	42,117
608	Matador Resources Co.	40,596
809	Murphy Oil Corp.	36,971
787	Ovintiv, Inc.	40,845
787	PBF Energy, Inc., Class A	45,308
2,538	Permian Resources Corp.	44,821
1,135	Range Resources Corp.	39,078
892	SM Energy Co.	44,466
66	Texas Pacific Land Corp.	38,182
		789,447
	Paper & Forest Products — 0.3%
617	Louisiana-Pacific Corp.	51,772
	Personal Care Products — 0.2%
317	Inter Parfums, Inc.	44,542
	Pharmaceuticals — 3.1%
11,476	Organon & Co.	215,749
5,143	Perrigo Co. PLC	165,553
15,280	Viatris, Inc.	182,443
		563,745
	Professional Services — 4.6%
1,626	Concentrix Corp.	107,674
13,656	Dun & Bradstreet Holdings, Inc.	137,106
496	Exponent, Inc.	41,014
1,259	Genpact Ltd.	41,484
372	Insperity, Inc.	40,775
2,884	KBR, Inc.	183,596
549	ManpowerGroup, Inc.	42,624
522	Maximus, Inc.	43,796
497	Robert Half, Inc.	39,402
1,285	Science Applications International Corp.	167,551
		845,022
Shares	Description	Value

	Real Estate Management & Development — 0.3%
2,272	eXp World Holdings, Inc.	$23,470
587	St. Joe (The) Co.	34,028
		57,498
	Residential REITs — 0.6%
1,016	Apartment Income REIT Corp.	32,990
356	Camden Property Trust	35,030
2,305	Independence Realty Trust, Inc.	37,180
		105,200
	Retail REITs — 1.3%
560	Agree Realty Corp.	31,987
1,515	Brixmor Property Group, Inc.	35,527
1,656	Kimco Realty Corp.	32,474
1,544	Kite Realty Group Trust	33,474
819	NNN REIT, Inc.	35,004
966	Phillips Edison & Co., Inc.	34,650
526	Regency Centers Corp.	31,855
		234,971
	Semiconductors & Semiconductor Equipment — 2.7%
4,802	Amkor Technology, Inc.	154,816
424	MKS Instruments, Inc.	56,392
1,945	Power Integrations, Inc.	139,165
835	Universal Display Corp.	140,656
		491,029
	Software — 2.9%
1,854	Dolby Laboratories, Inc., Class A	155,310
7,002	Gen Digital, Inc.	156,845
3,271	Pegasystems, Inc.	211,437
		523,592
	Specialized REITs — 1.0%
761	CubeSmart	34,412
715	Gaming and Leisure Properties, Inc.	32,940
332	Lamar Advertising Co., Class A	39,644
719	PotlatchDeltic Corp.	33,807
1,056	Rayonier, Inc.	35,102
		175,905
	Specialty Retail — 3.2%
693	Academy Sports & Outdoors, Inc.	46,805
750	Advance Auto Parts, Inc.	63,818
1,060	Bath & Body Works, Inc.	53,021
312	Dick’s Sporting Goods, Inc.	70,156
2,186	Gap (The), Inc.	60,224
149	Group 1 Automotive, Inc.	43,542
138	Lithia Motors, Inc.	41,519
127	Murphy USA, Inc.	53,239
See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Specialty Retail (Continued)
285	Penske Automotive Group, Inc.	$46,167
426	Signet Jewelers Ltd.	42,630
226	Williams-Sonoma, Inc.	71,762
		592,883
	Textiles, Apparel & Luxury Goods — 1.4%
576	Columbia Sportswear Co.	46,760
375	PVH Corp.	52,729
317	Ralph Lauren Corp.	59,520
1,242	Tapestry, Inc.	58,970
2,433	VF Corp.	37,322
		255,301
	Trading Companies & Distributors — 2.1%
1,040	Air Lease Corp.	53,498
253	Applied Industrial Technologies, Inc.	49,980
258	Boise Cascade Co.	39,569
363	GATX Corp.	48,653
292	Herc Holdings, Inc.	49,144
432	MSC Industrial Direct Co., Inc., Class A	41,921
908	Rush Enterprises, Inc., Class A	48,596
251	WESCO International, Inc.	42,991
		374,352
	Water Utilities — 0.2%
974	Essential Utilities, Inc.	36,087
	Total Common Stocks	18,226,604
	(Cost $16,085,400)
MONEY MARKET FUNDS — 0.1%
22,747	Dreyfus Government Cash Management Fund, Institutional Shares - 5.20% (a)	22,747
	(Cost $22,747)

	Total Investments — 99.9%	18,249,351
	(Cost $16,108,147)
	Net Other Assets and Liabilities — 0.1%	22,445
	Net Assets — 100.0%	$18,271,796

(a)	Rate shown reflects yield as of March 31, 2024.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 3/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 18,226,604	$ 18,226,604	$ —	$ —
Money Market Funds	22,747	22,747	—	—
Total Investments	$18,249,351	$18,249,351	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments
March 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.5%
	Aerospace & Defense — 0.4%
872	Moog, Inc., Class A	$139,215
	Air Freight & Logistics — 0.2%
2,009	Forward Air Corp.	62,500
	Automobile Components — 1.1%
9,671	Dana, Inc.	122,822
1,125	LCI Industries	138,442
1,260	Patrick Industries, Inc.	150,532
		411,796
	Automobiles — 0.4%
1,939	Winnebago Industries, Inc.	143,486
	Banks — 10.7%
1,385	1st Source Corp.	72,602
1,435	Ameris Bancorp	69,425
3,561	Associated Banc-Corp.	76,597
2,084	Atlantic Union Bankshares Corp.	73,586
783	BancFirst Corp.	68,927
1,051	Bank of Hawaii Corp.	65,572
2,348	BankUnited, Inc.	65,744
1,423	Banner Corp.	68,304
1,708	Cathay General Bancorp	64,614
692	City Holding Co.	72,120
1,461	Community Bank System, Inc.	70,172
3,773	CVB Financial Corp.	67,310
5,363	Eastern Bankshares, Inc.	73,902
1,705	Enterprise Financial Services Corp.	69,155
1,912	FB Financial Corp.	72,006
2,057	First Bancorp	74,299
4,629	First BanCorp	81,193
3,068	First Busey Corp.	73,785
4,932	First Commonwealth Financial Corp.	68,653
3,207	First Financial Bancorp	71,901
3,331	First Hawaiian, Inc.	73,149
2,477	First Interstate BancSystem, Inc., Class A	67,399
2,054	First Merchants Corp.	71,685
4,626	Fulton Financial Corp.	73,507
2,025	Heartland Financial USA, Inc.	71,179
2,163	Hilltop Holdings, Inc.	67,745
6,303	Hope Bancorp, Inc.	72,548
1,158	Independent Bank Corp.	60,239
1,496	Independent Bank Group, Inc.	68,292
1,402	International Bancshares Corp.	78,708
1,168	Lakeland Financial Corp.	77,462
1,674	Live Oak Bancshares, Inc.	69,488
2,048	National Bank Holdings Corp., Class A	73,871
Shares	Description	Value

	Banks (Continued)
1,817	NBT Bancorp, Inc.	$66,648
946	Nicolet Bankshares, Inc.	81,347
6,102	Northwest Bancshares, Inc.	71,088
4,386	OceanFirst Financial Corp.	71,974
2,031	OFG Bancorp	74,761
2,616	Pacific Premier Bancorp, Inc.	62,784
573	Park National Corp.	77,842
1,438	Pathward Financial, Inc.	72,590
4,223	Provident Financial Services, Inc.	61,529
2,262	Renasant Corp.	70,846
2,278	S&T Bancorp, Inc.	73,078
2,676	Seacoast Banking Corp. of Florida	67,944
1,142	ServisFirst Bancshares, Inc.	75,783
3,838	Simmons First National Corp., Class A	74,687
2,735	Stellar Bancorp, Inc.	66,625
1,479	Stock Yards Bancorp, Inc.	72,338
2,559	TowneBank	71,806
1,773	TriCo Bancshares	65,211
2,731	Trustmark Corp.	76,768
912	UMB Financial Corp.	79,335
2,602	United Community Banks, Inc.	68,485
3,272	Veritex Holdings, Inc.	67,043
2,310	WaFd, Inc.	67,059
2,428	WesBanco, Inc.	72,379
1,350	Westamerica BanCorp	65,988
1,657	WSFS Financial Corp.	74,797
		4,195,874
	Beverages — 0.1%
693	MGP Ingredients, Inc.	59,688
	Broadline Retail — 0.4%
4,926	Kohl’s Corp.	143,593
	Building Products — 1.6%
1,286	Armstrong World Industries, Inc.	159,747
2,175	AZZ, Inc.	168,149
610	CSW Industrials, Inc.	143,106
2,074	Griffon Corp.	152,107
		623,109
	Capital Markets — 3.1%
1,724	Artisan Partners Asset Management, Inc., Class A	78,907
3,627	B. Riley Financial, Inc. (a)	76,784
10,548	BGC Group, Inc., Class A	81,958
1,005	Cohen & Steers, Inc.	77,274
2,249	Federated Hermes, Inc.	81,234
5,044	Golub Capital BDC, Inc.	83,882
672	Hamilton Lane, Inc., Class A	75,775
1,356	Moelis & Co., Class A	76,980
435	Piper Sandler Cos.	86,343
See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Capital Markets (Continued)
748	PJT Partners, Inc., Class A	$70,506
2,392	StepStone Group, Inc., Class A	85,490
1,763	TPG, Inc.	78,806
2,211	Victory Capital Holdings, Inc., Class A	93,813
3,759	Virtu Financial, Inc., Class A	77,135
316	Virtus Investment Partners, Inc.	78,362
		1,203,249
	Chemicals — 0.8%
1,854	AdvanSix, Inc.	53,024
451	Innospec, Inc.	58,152
779	Minerals Technologies, Inc.	58,643
2,002	Orion S.A.	47,087
841	Sensient Technologies Corp.	58,189
588	Stepan Co.	52,944
		328,039
	Commercial Services & Supplies — 2.3%
2,818	ABM Industries, Inc.	125,739
2,154	Brady Corp., Class A	127,689
1,436	Brink’s (The) Co.	132,658
3,378	HNI Corp.	152,449
3,856	Matthews International Corp., Class A	119,844
5,296	MillerKnoll, Inc.	131,129
692	UniFirst Corp.	120,014
		909,522
	Construction & Engineering — 0.8%
2,485	Granite Construction, Inc.	141,968
3,805	Primoris Services Corp.	161,979
		303,947
	Construction Materials — 0.4%
548	United States Lime & Minerals, Inc.	163,381
	Consumer Finance — 0.8%
3,836	Bread Financial Holdings, Inc.	142,853
4,089	Navient Corp.	71,148
863	Nelnet, Inc., Class A	81,683
		295,684
	Consumer Staples Distribution & Retail — 0.5%
1,186	Andersons (The), Inc.	68,041
789	Ingles Markets, Inc., Class A	60,501
1,066	Weis Markets, Inc.	68,650
		197,192
Shares	Description	Value

	Containers & Packaging — 0.3%
9,216	Pactiv Evergreen, Inc.	$131,973
	Diversified Consumer Services — 0.8%
204	Graham Holdings Co., Class B	156,607
1,530	Strategic Education, Inc.	159,303
		315,910
	Diversified REITs — 0.8%
3,424	Alexander & Baldwin, Inc.	56,393
2,892	American Assets Trust, Inc.	63,364
3,781	Broadstone Net Lease, Inc.	59,248
6,720	Empire State Realty Trust, Inc., Class A	68,074
6,543	Global Net Lease, Inc.	50,839
		297,918
	Diversified Telecommunication Services — 0.7%
4,295	Cogent Communications Holdings, Inc.	280,592
	Electric Utilities — 0.7%
1,243	ALLETE, Inc.	74,133
1,052	MGE Energy, Inc.	82,813
1,487	Otter Tail Corp.	128,477
		285,423
	Electrical Equipment — 0.5%
592	Encore Wire Corp.	155,566
25,356	GrafTech International Ltd.	34,991
		190,557
	Electronic Equipment, Instruments & Components — 3.7%
2,221	Crane NXT Co.	137,480
10,425	CTS Corp.	487,786
20,061	Methode Electronics, Inc.	244,343
3,689	Napco Security Technologies, Inc.	148,150
6,784	PC Connection, Inc.	447,269
		1,465,028
	Energy Equipment & Services — 2.7%
8,504	Archrock, Inc.	167,274
7,605	Atlas Energy Solutions, Inc.	172,025
2,885	Cactus, Inc., Class A	144,510
7,416	Core Laboratories, Inc.	126,665
7,219	Liberty Energy, Inc.	149,578
12,125	Patterson-UTI Energy, Inc.	144,772
17,988	RPC, Inc.	139,227
		1,044,051
	Financial Services — 1.3%
3,392	Compass Diversified Holdings	81,646
See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Financial Services (Continued)
3,086	EVERTEC, Inc.	$123,131
399	Federal Agricultural Mortgage Corp., Class C	78,555
1,487	Jackson Financial, Inc., Class A	98,350
1,788	Merchants Bancorp	77,206
685	Walker & Dunlop, Inc.	69,226
		528,114
	Food Products — 0.9%
1,189	Cal-Maine Foods, Inc.	69,973
2,599	Fresh Del Monte Produce, Inc.	67,340
408	J & J Snack Foods Corp.	58,981
2,114	Tootsie Roll Industries, Inc.	67,711
4,201	Utz Brands, Inc.	77,466
		341,471
	Gas Utilities — 0.6%
720	Chesapeake Utilities Corp.	77,256
1,952	Northwest Natural Holding Co.	72,654
1,219	Spire, Inc.	74,810
		224,720
	Ground Transportation — 1.5%
1,051	ArcBest Corp.	149,767
8,861	Heartland Express, Inc.	105,800
6,023	Marten Transport Ltd.	111,305
4,965	Schneider National, Inc., Class B	112,408
2,981	Werner Enterprises, Inc.	116,617
		595,897
	Health Care Equipment & Supplies — 5.8%
63,710	Embecta Corp.	845,432
21,248	LeMaitre Vascular, Inc.	1,410,017
		2,255,449
	Health Care Providers & Services — 9.8%
42,391	Patterson Cos., Inc.	1,172,111
53,937	Premier, Inc., Class A	1,192,008
12,949	U.S. Physical Therapy, Inc.	1,461,554
		3,825,673
	Health Care REITs — 0.7%
2,910	CareTrust REIT, Inc.	70,917
2,027	LTC Properties, Inc.	65,898
1,166	National Health Investors, Inc.	73,260
4,563	Sabra Health Care REIT, Inc.	67,395
		277,470
	Hotel & Resort REITs — 1.2%
6,934	DiamondRock Hospitality Co.	66,636
4,256	Park Hotels & Resorts, Inc.	74,437
4,075	Pebblebrook Hotel Trust	62,796
5,555	RLJ Lodging Trust	65,660
Shares	Description	Value

	Hotel & Resort REITs (Continued)
7,624	Service Properties Trust	$51,691
6,068	Sunstone Hotel Investors, Inc.	67,597
4,781	Xenia Hotels & Resorts, Inc.	71,763
		460,580
	Hotels, Restaurants & Leisure — 3.3%
5,020	Bloomin’ Brands, Inc.	143,974
4,035	Cheesecake Factory (The), Inc. (a)	145,865
1,833	Cracker Barrel Old Country Store, Inc.	133,314
1,731	Jack in the Box, Inc.	118,539
9,363	Krispy Kreme, Inc.	142,645
2,044	Monarch Casino & Resort, Inc.	153,280
1,854	Papa John’s International, Inc.	123,476
2,649	Red Rock Resorts, Inc., Class A	158,463
3,615	Travel + Leisure Co.	176,991
		1,296,547
	Household Durables — 0.7%
1,550	Century Communities, Inc.	149,575
3,828	La-Z-Boy, Inc.	144,009
		293,584
	Household Products — 0.5%
2,154	Energizer Holdings, Inc.	63,414
856	Spectrum Brands Holdings, Inc.	76,192
286	WD-40 Co.	72,447
		212,053
	Independent Power and Renewable Electricity Producers — 0.2%
2,772	Clearway Energy, Inc., Class C	63,895
	Industrial REITs — 0.3%
646	Innovative Industrial Properties, Inc.	66,887
6,564	LXP Industrial Trust	59,207
		126,094
	Insurance — 1.1%
2,729	CNO Financial Group, Inc.	74,993
2,328	Horace Mann Educators Corp.	86,113
1,565	Kemper Corp.	96,905
2,041	Mercury General Corp.	105,315
1,296	Stewart Information Services Corp.	84,318
		447,644
	Interactive Media & Services — 1.1%
9,445	Shutterstock, Inc.	432,675
	Machinery — 6.3%
601	Alamo Group, Inc.	137,226
See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery (Continued)
1,287	Albany International Corp., Class A	$120,347
3,397	Astec Industries, Inc.	148,483
3,872	Barnes Group, Inc.	143,845
3,239	Columbus McKinnon Corp.	144,557
4,063	Enerpac Tool Group Corp.	144,887
806	Enpro, Inc.	136,029
1,080	ESCO Technologies, Inc.	115,614
2,860	Greenbrier (The) Cos., Inc.	149,006
2,786	Helios Technologies, Inc.	124,506
451	Kadant, Inc.	147,973
4,899	Kennametal, Inc.	122,181
978	Lindsay Corp.	115,071
8,775	Mueller Water Products, Inc., Class A	141,190
799	Standex International Corp.	145,594
1,362	Tennant Co.	165,633
4,752	Trinity Industries, Inc.	132,343
4,932	Wabash National Corp.	147,664
		2,482,149
	Marine Transportation — 0.3%
1,154	Matson, Inc.	129,710
	Media — 0.8%
4,452	John Wiley & Sons, Inc., Class A	169,755
3,748	Scholastic Corp.	141,337
		311,092
	Metals & Mining — 1.7%
386	Alpha Metallurgical Resources, Inc.	127,832
789	Arch Resources, Inc.	126,863
784	Carpenter Technology Corp.	55,993
2,193	Compass Minerals International, Inc.	34,518
780	Kaiser Aluminum Corp.	69,701
427	Materion Corp.	56,257
1,601	Ryerson Holding Corp.	53,633
2,148	Warrior Met Coal, Inc.	130,384
		655,181
	Mortgage REITs — 2.2%
6,486	Apollo Commercial Real Estate Finance, Inc.	72,254
5,017	Arbor Realty Trust, Inc. (a)	66,475
3,942	ARMOUR Residential REIT, Inc.	77,933
15,260	Chimera Investment Corp.	70,349
5,588	Claros Mortgage Trust, Inc.	54,539
5,637	Franklin BSP Realty Trust, Inc.	75,310
Shares	Description	Value

	Mortgage REITs (Continued)
2,360	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	$67,024
6,616	Ladder Capital Corp.	73,636
6,757	MFA Financial, Inc.	77,098
5,094	PennyMac Mortgage Investment Trust	74,780
7,430	Ready Capital Corp.	67,836
5,466	Two Harbors Investment Corp.	72,370
		849,604
	Multi-Utilities — 0.4%
2,128	Avista Corp.	74,523
1,493	Northwestern Energy Group, Inc.	76,038
		150,561
	Office REITs — 1.2%
2,540	COPT Defense Properties	61,392
4,490	Douglas Emmett, Inc.	62,276
4,844	Easterly Government Properties, Inc.	55,755
2,836	Highwoods Properties, Inc.	74,247
3,828	JBG SMITH Properties	61,439
12,594	Paramount Group, Inc.	59,066
1,441	SL Green Realty Corp.	79,442
		453,617
	Oil, Gas & Consumable Fuels — 3.3%
1,302	CONSOL Energy, Inc.	109,056
5,076	Delek US Holdings, Inc.	156,036
9,197	HighPeak Energy, Inc. (a)	145,037
2,779	International Seaways, Inc.	147,843
3,921	Kinetik Holdings, Inc.	156,330
3,533	Northern Oil & Gas, Inc.	140,189
5,384	Peabody Energy Corp.	130,616
5,570	Sitio Royalties Corp., Class A	137,690
5,749	World Kinect Corp.	152,061
		1,274,858
	Paper & Forest Products — 0.2%
1,131	Sylvamo Corp.	69,828
	Passenger Airlines — 0.3%
1,710	Allegiant Travel Co.	128,609
	Personal Care Products — 0.4%
1,863	Edgewell Personal Care Co.	71,986
1,016	Medifast, Inc.	38,933
3,513	Nu Skin Enterprises, Inc., Class A	48,585
		159,504
	Professional Services — 2.3%
8,569	CSG Systems International, Inc.	441,646
See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Professional Services (Continued)
943	ICF International, Inc.	$142,044
1,870	Kforce, Inc.	131,872
2,129	Korn Ferry	140,003
5,831	TTEC Holdings, Inc.	60,468
		916,033
	Real Estate Management & Development — 0.4%
3,711	DigitalBridge Group, Inc.	71,511
5,260	Kennedy-Wilson Holdings, Inc.	45,131
1,490	Marcus & Millichap, Inc.	50,913
		167,555
	Residential REITs — 0.3%
4,460	Elme Communities	62,083
4,139	Veris Residential, Inc.	62,954
		125,037
	Retail REITs — 1.5%
3,833	Acadia Realty Trust	65,199
2,227	Getty Realty Corp.	60,909
2,569	InvenTrust Properties Corp.	66,049
4,219	Macerich (The) Co.	72,693
3,648	NETSTREIT Corp.	67,014
4,641	Retail Opportunity Investments Corp.	59,498
4,777	SITE Centers Corp.	69,983
2,349	Tanger, Inc.	69,366
3,559	Urban Edge Properties	61,464
		592,175
	Software — 5.4%
34,624	A10 Networks, Inc.	474,003
36,803	Adeia, Inc.	401,889
22,083	Clear Secure, Inc., Class A	469,705
3,009	InterDigital, Inc.	320,338
8,398	Progress Software Corp.	447,697
		2,113,632
	Specialized REITs — 1.0%
1,344	EPR Properties	57,053
2,573	Four Corners Property Trust, Inc.	62,961
1,570	National Storage Affiliates Trust	61,481
4,665	Outfront Media, Inc.	78,325
2,783	Safehold, Inc.	57,330
11,265	Uniti Group, Inc.	66,464
		383,614
	Specialty Retail — 3.4%
6,677	American Eagle Outfitters, Inc.	172,200
2,973	Buckle (The), Inc.	119,723
5,380	Camping World Holdings, Inc., Class A	149,833
4,536	Foot Locker, Inc.	129,276
Shares	Description	Value

	Specialty Retail (Continued)
6,127	Guess?, Inc.	$192,817
4,815	Monro, Inc.	151,865
2,514	Sonic Automotive, Inc., Class A	143,147
4,159	Upbound Group, Inc.	146,438
339	Winmark Corp.	122,616
		1,327,915
	Technology Hardware, Storage & Peripherals — 1.1%
24,877	Xerox Holdings Corp.	445,298
	Textiles, Apparel & Luxury Goods — 2.0%
1,887	Carter’s, Inc.	159,791
2,264	Kontoor Brands, Inc.	136,406
8,542	Levi Strauss & Co., Class A	170,754
1,412	Oxford Industries, Inc.	158,709
3,364	Steven Madden Ltd.	142,230
		767,890
	Tobacco — 0.3%
1,012	Universal Corp.	52,341
6,049	Vector Group Ltd.	66,297
		118,638
	Trading Companies & Distributors — 1.2%
2,724	FTAI Aviation Ltd.	183,325
2,414	H&E Equipment Services, Inc.	154,930
1,056	McGrath RentCorp	130,279
		468,534
	Water Utilities — 0.7%
945	American States Water Co.	68,267
1,465	California Water Service Group	68,093
1,159	Middlesex Water Co.	60,848
1,163	SJW Group	65,814
		263,022
	Total Common Stocks	38,927,649
	(Cost $35,574,349)
MONEY MARKET FUNDS — 0.3%
100,090	Dreyfus Government Cash Management Fund, Institutional Shares - 5.20% (b)	100,090
	(Cost $100,090)

See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments (Continued)
March 31, 2024
Principal Value	Description	Value
REPURCHASE AGREEMENTS — 0.7%
$275,087	JPMorgan Chase & Co., 5.32% (b), dated 03/28/24, due 04/01/24, with a maturity value of $275,250. Collateralized by U.S. Treasury Securities, interest rates of 0.25% to 5.00%, due 07/31/24 to 06/30/28. The value of the collateral including accrued interest is $280,589. (c)	$275,087
	(Cost $275,087)

	Total Investments — 100.5%	39,302,826
	(Cost $35,949,526)
	Net Other Assets and Liabilities — (0.5)%	(200,509)
	Net Assets — 100.0%	$39,102,317

(a)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $273,114 and the total value of the collateral held by the Fund is $275,087.

(b)	Rate shown reflects yield as of March 31, 2024.
(c)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 3/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 38,927,649	$ 38,927,649	$ —	$ —
Money Market Funds	100,090	100,090	—	—
Repurchase Agreements	275,087	—	275,087	—
Total Investments	$39,302,826	$39,027,739	$275,087	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$273,114
Non-cash Collateral(2)	(273,114)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At March 31, 2024, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$275,087
Non-cash Collateral(4)	(275,087)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At March 31, 2024, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust S&P 500 Diversified Dividend Aristocrats ETF (KNGZ)
Portfolio of Investments
March 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.7%
	Aerospace & Defense — 1.0%
612	L3Harris Technologies, Inc.	$130,417
372	Lockheed Martin Corp.	169,212
		299,629
	Air Freight & Logistics — 1.2%
1,905	C.H. Robinson Worldwide, Inc.	145,047
1,519	United Parcel Service, Inc., Class B	225,769
		370,816
	Banks — 1.1%
2,243	M&T Bank Corp.	326,222
	Biotechnology — 1.6%
2,675	AbbVie, Inc.	487,118
	Capital Markets — 5.1%
265	BlackRock, Inc.	220,931
863	CME Group, Inc.	185,795
13,066	Franklin Resources, Inc.	367,285
3,709	Northern Trust Corp.	329,804
3,484	T. Rowe Price Group, Inc.	424,770
		1,528,585
	Chemicals — 1.4%
330	Air Products and Chemicals, Inc.	79,949
950	CF Industries Holdings, Inc.	79,050
1,424	Eastman Chemical Co.	142,713
2,135	FMC Corp.	135,999
		437,711
	Containers & Packaging — 0.6%
18,362	Amcor PLC	174,623
	Distributors — 1.4%
1,972	Genuine Parts Co.	305,522
295	Pool Corp.	119,032
		424,554
	Diversified Telecommunication Services — 3.6%
25,548	Verizon Communications, Inc.	1,071,994
	Electric Utilities — 2.5%
1,403	American Electric Power Co., Inc.	120,798
1,669	Edison International	118,048
1,146	Entergy Corp.	121,109
2,487	Evergy, Inc.	132,756
2,052	Eversource Energy	122,648
1,791	Pinnacle West Capital Corp.	133,842
		749,201
	Electrical Equipment — 0.5%
1,319	Emerson Electric Co.	149,601
Shares	Description	Value

	Electronic Equipment, Instruments & Components — 6.4%
2,538	Amphenol Corp., Class A	$292,758
34,867	Corning, Inc.	1,149,216
3,366	TE Connectivity Ltd.	488,878
		1,930,852
	Food Products — 3.9%
9,086	Conagra Brands, Inc.	269,309
3,114	General Mills, Inc.	217,887
6,332	Hormel Foods Corp.	220,923
4,099	Kellanova	234,832
3,751	Tyson Foods, Inc., Class A	220,296
		1,163,247
	Ground Transportation — 0.9%
556	Norfolk Southern Corp.	141,707
504	Union Pacific Corp.	123,949
		265,656
	Health Care Equipment & Supplies — 3.1%
1,981	Abbott Laboratories	225,160
730	Becton Dickinson & Co.	180,639
4,983	DENTSPLY SIRONA, Inc.	165,386
4,342	Medtronic PLC	378,405
		949,590
	Health Care Providers & Services — 4.1%
2,090	Cardinal Health, Inc.	233,871
592	Cigna Group (The)	215,009
4,986	CVS Health Corp.	397,683
1,770	Quest Diagnostics, Inc.	235,605
306	UnitedHealth Group, Inc.	151,378
		1,233,546
	Hotels, Restaurants & Leisure — 0.7%
764	McDonald’s Corp.	215,410
	Household Durables — 1.3%
1,849	Garmin Ltd.	275,261
706	Lennar Corp., Class A	121,418
		396,679
	Household Products — 0.8%
1,800	Kimberly-Clark Corp.	232,830
	Industrial Conglomerates — 1.2%
3,398	3M Co.	360,426
	Insurance — 6.3%
2,407	Aflac, Inc.	206,665
2,166	Cincinnati Financial Corp.	268,952
445	Everest Group Ltd.	176,888
3,809	MetLife, Inc.	282,285
See Notes to Financial Statements

First Trust S&P 500 Diversified Dividend Aristocrats ETF (KNGZ)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
3,598	Principal Financial Group, Inc.	$310,543
3,882	Prudential Financial, Inc.	455,747
840	Travelers (The) Cos., Inc.	193,318
		1,894,398
	IT Services — 5.6%
1,147	Accenture PLC, Class A	397,561
6,706	International Business Machines Corp.	1,280,578
		1,678,139
	Leisure Products — 2.2%
11,606	Hasbro, Inc.	655,971
	Machinery — 2.3%
687	Cummins, Inc.	202,425
477	Illinois Tool Works, Inc.	127,994
519	Snap-on, Inc.	153,738
2,052	Stanley Black & Decker, Inc.	200,952
		685,109
	Media — 4.9%
9,028	Comcast Corp., Class A	391,364
17,618	Interpublic Group of (The) Cos., Inc.	574,875
5,427	Omnicom Group, Inc.	525,117
		1,491,356
	Oil, Gas & Consumable Fuels — 4.3%
1,630	Chevron Corp.	257,116
7,307	Coterra Energy, Inc.	203,719
1,566	EOG Resources, Inc.	200,198
2,226	Exxon Mobil Corp.	258,750
4,608	ONEOK, Inc.	369,423
		1,289,206
	Personal Care Products — 0.7%
9,949	Kenvue, Inc.	213,506
	Pharmaceuticals — 4.1%
10,223	Bristol-Myers Squibb Co.	554,393
2,098	Johnson & Johnson	331,883
2,609	Merck & Co., Inc.	344,257
		1,230,533
	Professional Services — 1.5%
582	Automatic Data Processing, Inc.	145,349
1,415	Paychex, Inc.	173,762
1,555	Robert Half, Inc.	123,280
		442,391
	Residential REITs — 1.2%
592	AvalonBay Communities, Inc.	109,851
Shares	Description	Value

	Residential REITs (Continued)
470	Essex Property Trust, Inc.	$115,061
965	Mid-America Apartment Communities, Inc.	126,975
		351,887
	Retail REITs — 0.9%
1,236	Federal Realty Investment Trust	126,221
2,883	Realty Income Corp.	155,970
		282,191
	Semiconductors & Semiconductor Equipment — 9.8%
2,515	Analog Devices, Inc.	497,442
450	KLA Corp.	314,356
6,190	Microchip Technology, Inc.	555,305
4,126	QUALCOMM, Inc.	698,532
5,164	Texas Instruments, Inc.	899,620
		2,965,255
	Software — 0.8%
570	Microsoft Corp.	239,810
	Specialized REITs — 0.4%
778	Digital Realty Trust, Inc.	112,063
	Specialty Retail — 3.5%
6,529	Best Buy Co., Inc.	535,574
707	Home Depot (The), Inc.	271,205
956	Lowe’s Cos., Inc.	243,522
		1,050,301
	Technology Hardware, Storage & Peripherals — 6.9%
55,943	Hewlett Packard Enterprise Co.	991,869
35,668	HP, Inc.	1,077,887
		2,069,756
	Textiles, Apparel & Luxury Goods — 0.4%
1,378	NIKE, Inc., Class B	129,504
	Tobacco — 1.0%
3,327	Philip Morris International, Inc.	304,820
	Trading Companies & Distributors — 0.5%
1,812	Fastenal Co.	139,778
	Total Common Stocks	29,994,264
	(Cost $27,533,138)
See Notes to Financial Statements

First Trust S&P 500 Diversified Dividend Aristocrats ETF (KNGZ)
Portfolio of Investments (Continued)
March 31, 2024
Shares	Description	Value
MONEY MARKET FUNDS — 0.1%
18,129	Dreyfus Government Cash Management Fund, Institutional Shares - 5.20% (a)	$18,129
	(Cost $18,129)

	Total Investments — 99.8%	30,012,393
	(Cost $27,551,267)
	Net Other Assets and Liabilities — 0.2%	54,104
	Net Assets — 100.0%	$30,066,497

(a)	Rate shown reflects yield as of March 31, 2024.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 3/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 29,994,264	$ 29,994,264	$ —	$ —
Money Market Funds	18,129	18,129	—	—
Total Investments	$30,012,393	$30,012,393	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

This page intentionally left blank.

First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
March 31, 2024

	Emerging Markets Equity Select ETF (RNEM)	First Trust Bloomberg Shareholder Yield ETF (SHRY)	Mid Cap US Equity Select ETF (RNMC)
ASSETS:
Investments, at value	$18,192,595	$20,994,478	$18,249,351
Cash	—	2,625	6,712
Foreign currency, at value	14,938	—	—
Receivables:
Dividends	51,888	20,275	24,726
Reclaims	1,775	37	—
Investment securities sold	—	—	—
Securities lending income	—	—	—
Total Assets	18,261,196	21,017,415	18,280,789

LIABILITIES:
Payables:
Deferred foreign capital gains tax	128,460	—	—
Investment advisory fees	17,784	11,047	8,993
Investment securities purchased	—	—	—
Collateral for securities on loan	—	—	—
Total Liabilities	146,244	11,047	8,993
NET ASSETS	$18,114,952	$21,006,368	$18,271,796

NET ASSETS consist of:
Paid-in capital	$17,455,076	$22,659,764	$19,359,734
Par value	3,500	5,500	5,500
Accumulated distributable earnings (loss)	656,376	(1,658,896)	(1,093,438)
NET ASSETS	$18,114,952	$21,006,368	$18,271,796
NET ASSET VALUE, per share	$51.76	$38.19	$33.22
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	350,002	550,002	550,002
Investments, at cost	$16,724,280	$19,581,721	$16,108,147
Foreign currency, at cost (proceeds)	$14,985	$—	$—
Securities on loan, at value	$—	$—	$—
See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)	First Trust S&P 500 Diversified Dividend Aristocrats ETF (KNGZ)

$39,302,826	$30,012,393
15,409	7,462
—	—

75,641	56,109
—	599
—	490,723
2,912	—
39,396,788	30,567,286

—	—
19,384	11,207
—	489,582
275,087	—
294,471	500,789
$39,102,317	$30,066,497

$40,508,173	$31,139,918
13,500	9,500
(1,419,356)	(1,082,921)
$39,102,317	$30,066,497
$28.96	$31.65
1,350,002	950,002
$35,949,526	$27,551,267
$—	$—
$273,114	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Year Ended March 31, 2024

	Emerging Markets Equity Select ETF (RNEM)	First Trust Bloomberg Shareholder Yield ETF (SHRY)	Mid Cap US Equity Select ETF (RNMC)
INVESTMENT INCOME:
Dividends	$1,010,791	$370,687	$369,094
Interest	547	144	81
Securities lending income (net of fees)	—	—	—
Foreign withholding tax	(132,231)	(3,136)	(652)
Total investment income	879,107	367,695	368,523

EXPENSES:
Investment advisory fees	217,208	107,213	95,908
Total expenses	217,208	107,213	95,908
NET INVESTMENT INCOME (LOSS)	661,899	260,482	272,615

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,174,828	(1,089,728)	(445,294)
In-kind redemptions	811,869	4,096,783	1,109,978
Foreign currency transactions	(29,207)	—	—
Foreign capital gains tax	(225,172)	—	—
Net realized gain (loss)	1,732,318	3,007,055	664,684
Net change in unrealized appreciation (depreciation) on:
Investments	1,207,964	1,220,864	2,706,949
Foreign currency translation	(1,201)	—	—
Deferred foreign capital gains tax	(92,243)	—	—
Net change in unrealized appreciation (depreciation)	1,114,520	1,220,864	2,706,949
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,846,838	4,227,919	3,371,633
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,508,737	$4,488,401	$3,644,248
See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)	First Trust S&P 500 Diversified Dividend Aristocrats ETF (KNGZ)

$863,775	$859,892
221	293
6,825	—
(428)	(1,435)
870,393	858,750

180,435	125,050
180,435	125,050
689,958	733,700

(1,794,856)	(2,322,295)
1,267,090	1,815,058
—	—
—	—
(527,766)	(507,237)

3,647,963	2,994,155
—	—
—	—
3,647,963	2,994,155
3,120,197	2,486,918
$3,810,155	$3,220,618
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets

	Emerging Markets Equity Select ETF (RNEM)		First Trust Bloomberg Shareholder Yield ETF (SHRY)
	Year Ended 3/31/2024	Year Ended 3/31/2023	Year Ended 3/31/2024	Year Ended 3/31/2023
OPERATIONS:
Net investment income (loss)	$661,899	$306,295	$260,482	$312,669
Net realized gain (loss)	1,732,318	(724,550)	3,007,055	566,140
Net change in unrealized appreciation (depreciation)	1,114,520	31,014	1,220,864	(2,385,080)
Net increase (decrease) in net assets resulting from operations	3,508,737	(387,241)	4,488,401	(1,506,271)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(554,192)	(254,643)	(270,246)	(305,626)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	26,691,555	2,305,295	15,801,255	3,125,444
Cost of shares redeemed	(20,486,867)	—	(16,058,555)	(5,945,869)
Net increase (decrease) in net assets resulting from shareholder transactions	6,204,688	2,305,295	(257,300)	(2,820,425)
Total increase (decrease) in net assets	9,159,233	1,663,411	3,960,855	(4,632,322)

NET ASSETS:
Beginning of period	8,955,719	7,292,308	17,045,513	21,677,835
End of period	$18,114,952	$8,955,719	$21,006,368	$17,045,513

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	200,002	150,002	550,002	650,002
Shares sold	550,000	50,000	450,000	100,000
Shares redeemed	(400,000)	—	(450,000)	(200,000)
Shares outstanding, end of period	350,002	200,002	550,002	550,002
See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)		Small Cap US Equity Select ETF (RNSC)		First Trust S&P 500 Diversified Dividend Aristocrats ETF (KNGZ)
Year Ended 3/31/2024	Year Ended 3/31/2023	Year Ended 3/31/2024	Year Ended 3/31/2023	Year Ended 3/31/2024	Year Ended 3/31/2023

$272,615	$272,534	$689,958	$565,998	$733,700	$610,459
664,684	678,321	(527,766)	(868,241)	(507,237)	(322,812)
2,706,949	(1,588,315)	3,647,963	(1,064,889)	2,994,155	(1,049,183)
3,644,248	(637,460)	3,810,155	(1,367,132)	3,220,618	(761,536)

(253,181)	(277,601)	(662,112)	(545,516)	(742,862)	(571,256)

8,576,274	5,684,608	15,935,852	16,257,937	15,011,421	8,576,223
(6,092,423)	(8,543,272)	(7,868,176)	(8,184,037)	(12,957,004)	—
2,483,851	(2,858,664)	8,067,676	8,073,900	2,054,417	8,576,223
5,874,918	(3,773,725)	11,215,719	6,161,252	4,532,173	7,243,431

12,396,878	16,170,603	27,886,598	21,725,346	25,534,324	18,290,893
$18,271,796	$12,396,878	$39,102,317	$27,886,598	$30,066,497	$25,534,324

450,002	550,002	1,050,002	750,002	900,002	600,002
300,000	200,000	600,000	600,000	500,000	300,000
(200,000)	(300,000)	(300,000)	(300,000)	(450,000)	—
550,002	450,002	1,350,002	1,050,002	950,002	900,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
Emerging Markets Equity Select ETF (RNEM)

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$44.78	$48.61	$49.21	$37.80	$50.89
Income from investment operations:
Net investment income (loss)	1.12 (a)	1.57	1.61	1.15	1.50
Net realized and unrealized gain (loss)	6.70	(4.13)	(0.67)	11.64	(13.22)
Total from investment operations	7.82	(2.56)	0.94	12.79	(11.72)
Distributions paid to shareholders from:
Net investment income	(0.84)	(1.27)	(1.20)	(1.38)	(1.37)
Return of capital	—	—	(0.34)	—	—
Total distributions	(0.84)	(1.27)	(1.54)	(1.38)	(1.37)
Net asset value, end of period	$51.76	$44.78	$48.61	$49.21	$37.80
Total return (b)	17.61%	(4.97)%	1.91%	34.44%	(23.66)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$18,115	$8,956	$7,292	$7,381	$7,561
Ratio of total expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	2.29%	3.61%	3.30%	2.94%	2.83%
Portfolio turnover rate (c)	104%	65%	72%	75%	82%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Bloomberg Shareholder Yield ETF (SHRY)

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$30.99	$33.35	$30.22	$18.85	$22.12
Income from investment operations:
Net investment income (loss)	0.47 (a)	0.49	0.38	0.34	0.46
Net realized and unrealized gain (loss)	7.23	(2.38)	3.13	11.39	(3.27)
Total from investment operations	7.70	(1.89)	3.51	11.73	(2.81)
Distributions paid to shareholders from:
Net investment income	(0.50)	(0.47)	(0.38)	(0.36)	(0.46)
Net asset value, end of period	$38.19	$30.99	$33.35	$30.22	$18.85
Total return (b)	25.08%	(5.57)%	11.62%	62.65%	(12.98)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$21,006	$17,046	$21,678	$25,689	$15,081
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.46%	1.60%	1.13%	1.41%	2.03%
Portfolio turnover rate (c)	107% (d)	30%	21%	34%	24%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)	The variation in the portfolio turnover rate is due to the Fund’s underlying index reconstitution which resulted in a complete change of the Fund’s portfolio.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Mid Cap US Equity Select ETF (RNMC)

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$27.55	$29.40	$27.75	$15.85	$21.31
Income from investment operations:
Net investment income (loss)	0.50 (a)	0.49	0.35	0.33	0.39
Net realized and unrealized gain (loss)	5.60	(1.84)	1.65	11.90	(5.45)
Total from investment operations	6.10	(1.35)	2.00	12.23	(5.06)
Distributions paid to shareholders from:
Net investment income	(0.43)	(0.50)	(0.35)	(0.33)	(0.40)
Net asset value, end of period	$33.22	$27.55	$29.40	$27.75	$15.85
Total return (b)	22.33%	(4.47)%	7.26%	77.60%	(24.23)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$18,272	$12,397	$16,171	$16,647	$11,096
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.71%	1.71%	1.22%	1.46%	1.76%
Portfolio turnover rate (c)	45%	51%	43%	60%	43%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Small Cap US Equity Select ETF (RNSC)

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$26.56	$28.97	$28.18	$14.87	$20.84
Income from investment operations:
Net investment income (loss)	0.62 (a)	0.56	0.46	0.28	0.36
Net realized and unrealized gain (loss)	2.38	(2.42)	0.78	13.34	(5.98)
Total from investment operations	3.00	(1.86)	1.24	13.62	(5.62)
Distributions paid to shareholders from:
Net investment income	(0.60)	(0.55)	(0.45)	(0.31)	(0.35)
Net asset value, end of period	$28.96	$26.56	$28.97	$28.18	$14.87
Total return (b)	11.45%	(6.28)%	4.39%	92.49%	(27.51)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$39,102	$27,887	$21,725	$9,864	$5,946
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.29%	2.22%	1.79%	1.37%	1.97%
Portfolio turnover rate (c)	52%	72%	49%	71%	52%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust S&P 500 Diversified Dividend Aristocrats ETF (KNGZ)

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$28.37	$30.48	$28.07	$17.50	$21.73
Income from investment operations:
Net investment income (loss)	0.84 (a)	0.79	0.64	0.58	0.73
Net realized and unrealized gain (loss)	3.32	(2.14)	2.40	10.61	(4.24)
Total from investment operations	4.16	(1.35)	3.04	11.19	(3.51)
Distributions paid to shareholders from:
Net investment income	(0.88)	(0.76)	(0.63)	(0.62)	(0.72)
Net asset value, end of period	$31.65	$28.37	$30.48	$28.07	$17.50
Total return (b)	14.95%	(4.28)%	10.86%	64.82%	(16.81)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$30,066	$25,534	$18,291	$8,422	$4,375
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	2.93%	3.00%	2.33%	2.65%	3.23%
Portfolio turnover rate (c)	107%	52%	41%	89%	78%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
March 31, 2024
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty-two exchange-traded funds that are offering shares. This report covers the five funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust and listed and traded on Nasdaq, Inc. (“Nasdaq”).

Emerging Markets Equity Select ETF – (ticker “RNEM”)
First Trust Bloomberg Shareholder Yield ETF – (ticker “SHRY”)(1)
Mid Cap US Equity Select ETF – (ticker “RNMC”)
Small Cap US Equity Select ETF – (ticker “RNSC”)
First Trust S&P 500 Diversified Dividend Aristocrats ETF – (ticker “KNGZ”)(2)

(1)	Effective March 4, 2024, Large Cap US Equity Select ETF (ticker “RNLC”) changed its name and ticker to First Trust Bloomberg Shareholder Yield ETF (ticker “SHRY”).
(2)	Effective October 3, 2023, US Equity Dividend Select ETF (ticker “RDNV”) changed its name and ticker to First Trust S&P 500 Diversified Dividend Aristocrats ETF (ticker “KNGZ”).
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:

Fund	Index
Emerging Markets Equity Select ETF	Nasdaq Riskalyze Emerging MarketsTM Index
First Trust Bloomberg Shareholder Yield ETF	Bloomberg Shareholder Yield Index(1)
Mid Cap US Equity Select ETF	Nasdaq Riskalyze US Mid CapTM Index
Small Cap US Equity Select ETF	Nasdaq Riskalyze US Small CapTM Index
First Trust S&P 500 Diversified Dividend Aristocrats ETF	S&P 500® Sector-Neutral Dividend Aristocrats Index(2)

(1)	Prior to March 4, 2024, the index was the Nasdaq Riskalyze US Large CapTM Index.
(2)	Prior to October 3, 2023, the index was the Nasdaq Riskalyze US Large Cap Select DividendTM Index.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of March 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Prior to June 12, 2023, the Funds’ securities lending agent was Brown Brothers Harriman & Co. (“BBH”). Effective June 12, 2023, the Bank of New York Mellon (“BNYM”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At March 31, 2024, only RNSC had securities in the securities lending program. During the fiscal year ended March 31, 2024, only RNSC participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BNYM will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BNYM to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BNYM will indemnify the Fund by purchasing

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BNYM.
F. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BNYM on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended March 31, 2024, were received as collateral for lending securities.
G. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended March 31, 2024 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
Emerging Markets Equity Select ETF	$554,192	$—	$—
First Trust Bloomberg Shareholder Yield ETF	270,246	—	—
Mid Cap US Equity Select ETF	253,181	—	—
Small Cap US Equity Select ETF	662,112	—	—
First Trust S&P 500 Diversified Dividend Aristocrats ETF	742,862	—	—
The tax character of distributions paid by each Fund during the fiscal year ended March 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
Emerging Markets Equity Select ETF	$254,643	$—	$—
First Trust Bloomberg Shareholder Yield ETF	305,626	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
Mid Cap US Equity Select ETF	$277,601	$—	$—
Small Cap US Equity Select ETF	545,516	—	—
First Trust S&P 500 Diversified Dividend Aristocrats ETF	571,256	—	—
As of March 31, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Select ETF	$—	$(522,363)	$1,178,739
First Trust Bloomberg Shareholder Yield ETF	9,723	(3,063,897)	1,395,278
Mid Cap US Equity Select ETF	27,221	(3,135,922)	2,015,263
Small Cap US Equity Select ETF	64,866	(3,987,873)	2,503,651
First Trust S&P 500 Diversified Dividend Aristocrats ETF	54,153	(3,251,847)	2,114,773
H. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be offset against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of March 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At March 31, 2024, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
Emerging Markets Equity Select ETF	$522,363
First Trust Bloomberg Shareholder Yield ETF	3,063,897
Mid Cap US Equity Select ETF	3,135,922
Small Cap US Equity Select ETF	3,987,873
First Trust S&P 500 Diversified Dividend Aristocrats ETF	3,251,847
During the taxable year ended March 31, 2024, the following Fund utilized capital loss carryforwards in the following amount:

Capital Loss Utilized
Emerging Markets Equity Select ETF	$1,227,743
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended March 31, 2024, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended March 31, 2024, the adjustments for each Fund were as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
Emerging Markets Equity Select ETF	$(178,956)	$(509,316)	$688,272
First Trust Bloomberg Shareholder Yield ETF	—	(3,987,892)	3,987,892
Mid Cap US Equity Select ETF	(442)	(1,041,570)	1,042,012
Small Cap US Equity Select ETF	—	(934,090)	934,090
First Trust S&P 500 Diversified Dividend Aristocrats ETF	—	(1,556,156)	1,556,156
As of March 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Select ETF	$16,884,509	$2,423,288	$(1,115,202)	$1,308,086
First Trust Bloomberg Shareholder Yield ETF	19,599,200	1,485,941	(90,663)	1,395,278
Mid Cap US Equity Select ETF	16,234,088	3,177,422	(1,162,159)	2,015,263
Small Cap US Equity Select ETF	36,799,175	5,862,332	(3,358,681)	2,503,651
First Trust S&P 500 Diversified Dividend Aristocrats ETF	27,897,620	2,734,329	(619,556)	2,114,773
I. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
First Trust has entered into licensing agreements with Nitrogen Wealth, Inc. for RNEM, RNMC and RNSC, Bloomberg Index Services Limited for SHRY and S&P Dow Jones Indices, LLC for KNGZ (the “Licensors”). The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, acquired fund fees and expenses, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. Prior to June 12, 2023, First Trust also provided fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which was covered under the annual unitary management fee. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Breakpoints	RNEM
Fund net assets up to and including $2.5 billion	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.69375%
Fund net assets greater than $10 billion	0.67500%

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
Breakpoints	SHRY	RNMC	RNSC	KNGZ
Fund net assets up to and including $2.5 billion	0.600%	0.600%	0.600%	0.5000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.585%	0.585%	0.585%	0.4875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.570%	0.570%	0.570%	0.4750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.555%	0.555%	0.555%	0.4625%
Fund net assets greater than $10 billion up to and including $15 billion	0.540%	0.540%	0.540%	0.4500%
Fund net assets greater than $15 billion	0.510%	0.510%	0.510%	0.4250%
Effective June 12, 2023, the Trust has multiple service agreements with BNYM. Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to June 12, 2023, the Trust had multiple service agreements with BBH. Under the service agreements, BBH performed custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH was responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH was responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended March 31, 2024, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Emerging Markets Equity Select ETF	$37,918,588	$28,597,053
First Trust Bloomberg Shareholder Yield ETF	20,426,836	20,313,957
Mid Cap US Equity Select ETF	7,200,403	7,162,698
Small Cap US Equity Select ETF	15,933,733	15,874,555
First Trust S&P 500 Diversified Dividend Aristocrats ETF	26,940,982	26,891,008
For the fiscal year ended March 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
Emerging Markets Equity Select ETF	$4,739,632	$8,108,297
First Trust Bloomberg Shareholder Yield ETF	15,750,365	16,105,535
Mid Cap US Equity Select ETF	8,535,308	6,080,023
Small Cap US Equity Select ETF	15,894,518	7,857,205
First Trust S&P 500 Diversified Dividend Aristocrats ETF	14,977,888	12,954,074
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before July 31, 2024 for all the Funds except SHRY, and March 4, 2026 for SHRY.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were the following subsequent events:
First Trust Advisors L.P. (“FTA”) previously announced that the Board of Trustees of the Trust voted to approve a change to the investment strategy, name and ticker symbol for Mid Cap US Equity Select ETF (the “Fund”), an index-based exchange-traded fund and a series of the Trust. Beginning on or about June 10, 2024, the Fund will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called The SMID Capital Strength Index (the “New Index”). Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze US Mid CapTM Index. According to Nasdaq, the index provider to the New Index, the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024
New Index seeks to provide exposure to well capitalized small and mid-sized companies with strong balance sheets, a high degree of liquidity, the ability to generate earnings growth, and a record of financial strength and profit growth. Additionally, on or about June 10, 2024, the Fund’s name is expected to change to First Trust SMID Capital Strength Index ETF and its new ticker symbol is expected to be FSCS. The Fund’s CUSIP is not expected to change. The Fund’s shares will continue to be listed for trading on Nasdaq and Nasdaq will serve as the Fund’s index provider.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Emerging Markets Equity Select ETF, First Trust Bloomberg Shareholder Yield ETF (formerly known as Large Cap US Equity Select ETF), Mid Cap US Equity Select ETF, Small Cap US Equity Select ETF, First Trust S&P 500 Diversified Dividend Aristocrats ETF (formerly known as US Equity Dividend Select ETF) (the “Funds”), each a series of First Trust Exchange-Traded Fund VI, including the portfolios of investments, as of March 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
May 21, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
March 31, 2024 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended March 31, 2024, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
Emerging Markets Equity Select ETF	0.00%
First Trust Bloomberg Shareholder Yield ETF	100.00%
Mid Cap US Equity Select ETF	100.00%
Small Cap US Equity Select ETF	100.00%
First Trust S&P 500 Diversified Dividend Aristocrats ETF	100.00%
For the taxable year ended March 31, 2024, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
Emerging Markets Equity Select ETF	51.79%
First Trust Bloomberg Shareholder Yield ETF	100.00%
Mid Cap US Equity Select ETF	100.00%
Small Cap US Equity Select ETF	100.00%
First Trust S&P 500 Diversified Dividend Aristocrats ETF	100.00%
A portion of each of the Funds’ 2024 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended March 31, 2024, may be eligible for the Qualified Business Income Deduction (QBI) under the Internal Revenue Code of 1986, as amended (the “Code”), Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.
The following Fund meets the requirements of Section 853 of the Code and elects to pass through to its shareholders credit for foreign taxes paid. For the taxable year ended March 31, 2024, the total amounts of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
Emerging Markets Equity Select ETF	$1,010,791	$2.89	$356,612	$1.02
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024 (Unaudited)
regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024 (Unaudited)
ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024 (Unaudited)
United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
March 31, 2024 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	264	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	264
Director, National Futures
Association; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd.,
ADMIS Singapore Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Senior Vice President, Advocate Health, Continuing Health Division (Integrated Healthcare System) (2023 to present); Executive Vice President, Advocate Aurora Health (Integrated Healthcare System) (2018 to 2023)	264
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (2021 to 2024); and
Director of MobileHelp
(2022 to 2024)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	264	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	264	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	240	None

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2024 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	264	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VI
March 31, 2024 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2024

First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended March 31, 2024

First Trust Exchange-Traded Fund VI

First Trust Indxx Medical Devices ETF (MDEV)

First Trust Indxx Medical Devices ETF (MDEV)
Annual Report
March 31, 2024
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (First Trust Indxx Medical Devices ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Indxx Medical Devices ETF (MDEV)
Annual Letter from the Chairman and CEO
March 31, 2024
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Indxx Medical Devices ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended March 31, 2024.
On March 21, 2024, the Swiss National Bank (“SNB”) unexpectedly announced a reduction of 25 basis points (“bps”) to its policy interest rate, lowering the metric from 1.75% to 1.50%. The move marked the SNB’s first interest rate cut in nine years and made Switzerland the first member of the so-called “Group of 10” (“G10”) to announce a policy rate reduction since the global battle with inflation began post COVID-19. Notably, the SNB’s announcement stood in stark contrast to the Bank of Japan’s revelation earlier in the same week that it would be raising interest rates for the first time in 17 years. Investors may be wondering why these two nations are undertaking divergent interest rate policies. From our perspective, the answer lies in the data. Despite recent disinflation, just two of the 11 countries that comprise the G10 boast headline inflation that lies below their target rate. Those countries are Denmark and Switzerland, with headline inflation of 0.8% and 1.0%, respectively. By contrast, headline inflation stood at 2.8% in Japan, above the Bank of Japan’s stated policy rate of 2.0%.
In the U.S., the trailing 12-month rate of the Consumer Price Index stood at 3.5% at the end of March 2024, down from its most-recent high of 9.1% at the end of June 2022, but up from its most recent low of 3.0% in June 2023. Continued inflationary pressures, along with better-than-expected economic data, continue to fuel the debate regarding the timing of interest rate cuts in the U.S. In December 2023, the Federal Reserve (the “Fed”) announced that they expected to implement three interest rate cuts for a total of 75 bps in 2024. The announcement was met with exuberance, sending the S&P 500® Index surging by 12.10% on a total return basis between December 13, 2023, the date of the Fed’s announcement, and the end of March 2024. That said, investors may have overestimated the timing of these cuts. On December 29, 2023, the Federal Funds rate futures market projected that the Fed would implement six rate cuts totaling 158 bps in 2024. As of the end of March 2024, that same futures market estimated that just two cuts, totaling 67 bps, were likely to occur by the end of the year.
Attention remains focused on the U.S. consumer, with reports that the current pace of spending may be unsustainable over the long-term. One justification for this view is recent analysis by the Federal Reserve Bank of San Francisco, which revealed that the excess savings consumers built up during the pandemic are likely to be completely drawn down in the first half of 2024. That said, the Fed also reported that U.S. household net worth surged by 3.2% on a quarter-over-quarter basis to a record $156.2 trillion in the fourth quarter of 2023. While it is true that many households are feeling the sting of persistent inflation, the increase in wealth brought on by surging equity valuations and home prices mitigated some of that pain, in our opinion.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Indxx Medical Devices ETF (MDEV)
Annual Report
March 31, 2024
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service and Registered Rep.
State of the Global Economy
The latest global growth forecast from the International Monetary Fund (“IMF”) released in April 2024 sees real gross domestic product (“GDP”) rising by 3.2% worldwide in 2024, up from their forecast of 3.1% in January 2024. The IMF is forecasting a 2.7% increase in the U.S. GDP, up from its January 2024 estimate of 2.1%. The GDP in Emerging Market and Developing Economies is expected to grow by 4.2% this year, up from the IMF’s 4.1% estimate in January 2024. The IMF notes that its current global growth forecast remains below the historical average (2000-2019) of 3.8%, reflecting restrictive monetary policies and low productivity growth.
In the U.S., inflation, as measured by the Consumer Price Index (“CPI”), stood at 3.5% on a trailing 12-month basis at the end of March 2024, according to the U.S. Bureau of Labor Statistics. While it is true that the CPI decreased from its most recent high of 9.1% set in June 2022, the rate has increased from its most recent low of 3.0% set in June 2023.
Performance of Global Stocks and Bonds
The major U.S. stock indices were markedly higher over the past 12 months. The S&P 500® (the “Index”), S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of 29.88%, 23.33%, and 15.93%, respectively, for the 12-month period ended March 31, 2024. Each of the 11 major sectors that comprise the Index were positive on a total return basis. The top performer was the Communication Services sector, up 49.76%, while the worst showing came from the Utilities sector, up 0.42%.
A Bloomberg survey of twenty-one equity strategists found that their average 2024 year-end price target for the Index was 4,962 as of March 19, 2024. The highest and lowest estimates were 5,400 and 4,200, respectively. Brian Wesbury, Chief Economist at First Trust, announced in December 2023 that he is looking for a year-end price target of 4,500. The Index closed trading on March 28, 2024, at an all-time high of 5,254.35. The outlook for U.S. corporate earnings in 2024 is very strong. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for the 2024 and 2025 calendar years stood at 8.99% and 13.34%, respectively, as of March 31, 2024.
The broader foreign stock indices experienced positive total returns over the past year. For the 12-month period ended March 31, 2024, the MSCI World ex USA and MSCI Emerging Markets equity indices posted total returns of 15.18% (USD) and 7.86% (USD), respectively, according to Bloomberg. The major foreign bond indices were also positive. The Bloomberg Global Aggregate Bond Index of higher quality debt posted a total return of 0.72% (USD) over the 12-month period ended March 31, 2024, while the Bloomberg EM Hard Currency Aggregate Index of emerging markets debt increased by 9.53% (USD) during the same period, according to Bloomberg. The U.S. Dollar rose 1.93% over the same period against a basket of major currencies, as measured by the U.S. Dollar Index (DXY).
The U.S. bond market also saw positive total returns. The top performing major debt group we track was U.S. corporate high yield. The Bloomberg U.S. Corporate High Yield Bond Index posted a total return of 13.13% for the 12-month period ended March 31, 2024. The worst performing U.S. debt group that we track was U.S. Treasuries. The Bloomberg U.S. Treasury Intermediate Index posted a total return of 1.85%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) rose by 73 basis points in the period to close at 4.20% on March 28, 2024, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.35% for the 10-year period ended March 31, 2024.

Fund Performance Overview (Unaudited)
First Trust Indxx Medical Devices ETF (MDEV)
The First Trust Indxx Medical Devices ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Indxx Global Medical Equipment Index (the “Index”). The shares of the Fund are listed and traded on Cboe BZX Exchange, Inc. under the ticker symbol “MDEV.”
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index. The Index is developed, maintained and sponsored by Indxx, Inc. (the “Index Provider”). The Index is composed of common stock and depositary receipts issued by U.S. and non-U.S. companies that comprise the medical devices industry, as determined by the Index Provider. According to the Index Provider, companies comprising the medical devices industry are those companies that focus on developing equipment, instruments, and machines to diagnose, monitor, and treat diseases.

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 3/31/24	Inception (6/22/21) to 3/31/24	Inception (6/22/21) to 3/31/24
Fund Performance
NAV	4.56%	-5.81%	-15.30%
Market Price	4.91%	-5.73%	-15.10%
Index Performance
Indxx Global Medical Equipment Index	5.31%	-5.23%	-13.85%
MSCI World Health Care Index	13.33%	5.35%	15.54%
MSCI World Index	25.07%	6.65%	19.53%
The Fund generated a net asset value return of 4.56% during the time period covered by this report. During the same period, the MSCI World Health Care Index (the “Benchmark”) generated a return of 13.33%. The United States had the greatest allocation of any country in the Fund with a weight of 57.9% and contributed the most to the Fund’s overall return with a 2.6% contribution. China detracted the most from the Fund’s overall return with a contribution of -0.7%. The Fund’s currency exposure caused -1.2% of underperformance during the period covered by this report.
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Indxx and the Index are trademarks of Indxx, Inc. (“Indxx”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx, and Indxx makes no representation regarding the advisability of trading in such product. The Index is determined, composed and calculated by Indxx without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Medical Devices ETF (MDEV) (Continued)

Sector Allocation	% of Total Long-Term Investments
Health Care	98.1%
Industrials	1.9
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Masimo Corp.	3.0%
Dexcom, Inc.	2.9
Shockwave Medical, Inc.	2.7
Carl Zeiss Meditec AG	2.4
Terumo Corp.	2.3
Intuitive Surgical, Inc.	2.3
Sartorius Stedim Biotech	2.3
ResMed, Inc.	2.2
Stryker Corp.	2.2
Boston Scientific Corp.	2.2
Total	24.5%

Performance of a $10,000 Initial Investment
June 22, 2021 - March 31, 2024
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$11,953
$11,554
$8,615
$8,470
6/22/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
3/31/24
First Trust Indxx Medical Devices ETF
Indxx Global Medical Equipment Index
MSCI World Health Care Index
MSCI World Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

First Trust Indxx Medical Devices ETF (MDEV)
Understanding Your Fund Expenses
March 31, 2024 (Unaudited)
As a shareholder of First Trust Indxx Medical Devices ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended March 31, 2024.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Indxx Medical Devices ETF (MDEV)
Actual	$1,000.00	$1,183.10	0.70%	$3.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	0.70%	$3.54

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(October 1, 2023 through March 31, 2024), multiplied by 183/366 (to reflect the six-month period).

First Trust Indxx Medical Devices ETF (MDEV)
Portfolio of Investments
March 31, 2024

Shares	Description	Value
COMMON STOCKS (a) — 99.7%
	Biotechnology — 1.7%
771	Exact Sciences Corp. (b)	$53,245
	Commercial Services & Supplies — 1.9%
700	Veralto Corp.	62,062
	Health Care Equipment & Supplies — 76.6%
553	Abbott Laboratories	62,854
670	Alcon, Inc. (CHF)	55,526
189	Align Technology, Inc. (b)	61,977
1,579	Baxter International, Inc.	67,487
195	Becton Dickinson & Co.	48,253
520	BioMerieux (EUR)	57,363
1,015	Boston Scientific Corp. (b)	69,517
622	Carl Zeiss Meditec AG (EUR)	77,707
310	Cochlear Ltd. (AUD)	68,183
496	Coloplast A/S, Class B (DKK)	66,890
616	Cooper (The) Cos., Inc.	62,499
1,293	Demant A/S (DKK) (b)	64,146
1,630	DENTSPLY SIRONA, Inc.	54,100
660	Dexcom, Inc. (b)	91,542
711	Edwards Lifesciences Corp. (b)	67,943
4,063	Fisher & Paykel Healthcare Corp., Ltd. (NZD)	62,264
748	GE HealthCare Technologies, Inc.	68,001
729	Hologic, Inc. (b)	56,833
494	Hoya Corp. (JPY)	61,464
379	Insulet Corp. (b)	64,961
184	Intuitive Surgical, Inc. (b)	73,433
2,670	Koninklijke Philips N.V. (EUR) (c)	53,595
649	Masimo Corp. (b)	95,306
699	Medtronic PLC	60,918
3,840	Olympus Corp. (JPY)	55,134
256	Penumbra, Inc. (b)	57,134
358	ResMed, Inc.	70,895
261	Shockwave Medical, Inc. (b)	84,989
1,008	Siemens Healthineers AG (EUR) (d) (e)	61,682
4,377	Smith & Nephew PLC (GBP)	54,780
208	Sonova Holding AG (CHF)	60,219
226	STERIS PLC	50,809
391	Straumann Holding AG (CHF)	62,432
195	Stryker Corp.	69,785
2,934	Sysmex Corp. (JPY)	52,088
265	Teleflex, Inc.	59,935
4,060	Terumo Corp. (JPY)	74,010
481	Zimmer Biomet Holdings, Inc.	63,482
		2,450,136
Shares	Description	Value

	Health Care Providers & Services — 2.0%
1,726	Amplifon S.p.A. (EUR)	$62,939
	Life Sciences Tools & Services — 17.5%
454	Agilent Technologies, Inc.	66,061
145	Bio-Rad Laboratories, Inc., Class A (b)	50,151
240	Danaher Corp.	59,933
48	Mettler-Toledo International, Inc. (b)	63,902
475	Revvity, Inc.	49,875
255	Sartorius Stedim Biotech (EUR)	72,711
103	Thermo Fisher Scientific, Inc.	59,865
199	Waters Corp. (b)	68,502
130	West Pharmaceutical Services, Inc.	51,442
3,978	WuXi AppTec Co., Ltd., Class H (HKD) (d) (e)	18,856
		561,298
	Total Common Stocks	3,189,680
	(Cost $3,262,231)
MONEY MARKET FUNDS — 0.2%
5,085	Dreyfus Government Cash Management Fund, Institutional Shares - 5.20% (f)	5,085
	(Cost $5,085)

	Total Investments — 99.9%	3,194,765
	(Cost $3,267,316)
	Net Other Assets and Liabilities — 0.1%	3,073
	Net Assets — 100.0%	$3,197,838

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)	Non-income producing security which makes payment-in- kind (“PIK”) distributions. For the fiscal year ended March 31, 2024, the Fund received 104 PIK shares of Koninklijke Philips N.V.
(d)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)	Rate shown reflects yield as of March 31, 2024.

See Notes to Financial Statements

First Trust Indxx Medical Devices ETF (MDEV)
Portfolio of Investments (Continued)
March 31, 2024
Abbreviations throughout the Portfolio of Investments:
AUD	– Australian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NZD	– New Zealand Dollar
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
USD	64.3%
EUR	12.1
JPY	7.6
CHF	5.6
DKK	4.1
AUD	2.1
NZD	1.9
GBP	1.7
HKD	0.6
Total	100.0%

Country Allocation†	% of Net Assets
United States	60.7%
Japan	7.6
Switzerland	5.6
Germany	4.3
Denmark	4.1
France	4.1
Ireland	3.5
Australia	2.1
Italy	2.0
New Zealand	1.9
United Kingdom	1.7
Netherlands	1.7
China	0.6
Total Investments	99.9
Net Other Assets and Liabilities	0.1
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 3/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 3,189,680	$ 3,189,680	$ —	$ —
Money Market Funds	5,085	5,085	—	—
Total Investments	$3,194,765	$3,194,765	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Indxx Medical Devices ETF (MDEV)
Statement of Assets and Liabilities
March 31, 2024

ASSETS:
Investments, at value	$3,194,765
Cash	185
Receivables:
Dividends	4,183
Reclaims	586
Total Assets	3,199,719

LIABILITIES:
Investment advisory fees payable	1,881
Total Liabilities	1,881
NET ASSETS	$3,197,838

NET ASSETS consist of:
Paid-in capital	$3,686,245
Par value	1,500
Accumulated distributable earnings (loss)	(489,907)
NET ASSETS	$3,197,838
NET ASSET VALUE, per share	$21.32
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	150,002
Investments, at cost	$3,267,316
See Notes to Financial Statements

First Trust Indxx Medical Devices ETF (MDEV)
Statement of Operations
For the Year Ended March 31, 2024

INVESTMENT INCOME:
Dividends	$17,743
Foreign withholding tax	(1,743)
Total investment income	16,000

EXPENSES:
Investment advisory fees	16,513
Total expenses	16,513
NET INVESTMENT INCOME (LOSS)	(513)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(223,662)
Foreign currency transactions	(58)
Net realized gain (loss)	(223,720)
Net change in unrealized appreciation (depreciation) on:
Investments	531,170
Foreign currency translation	42
Net change in unrealized appreciation (depreciation)	531,212
NET REALIZED AND UNREALIZED GAIN (LOSS)	307,492
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$306,979
See Notes to Financial Statements

First Trust Indxx Medical Devices ETF (MDEV)
Statements of Changes in Net Assets

	Year Ended 3/31/2024	Year Ended 3/31/2023
OPERATIONS:
Net investment income (loss)	$(513)	$729
Net realized gain (loss)	(223,720)	(176,064)
Net change in unrealized appreciation (depreciation)	531,212	(27,568)
Net increase (decrease) in net assets resulting from operations	306,979	(202,903)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	851,384	—
Cost of shares redeemed	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	851,384	—
Total increase (decrease) in net assets	1,158,363	(202,903)

NET ASSETS:
Beginning of period	2,039,475	2,242,378
End of period	$3,197,838	$2,039,475

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	100,002	100,002
Shares sold	50,000	—
Shares redeemed	—	—
Shares outstanding, end of period	150,002	100,002
See Notes to Financial Statements

First Trust Indxx Medical Devices ETF (MDEV)
Financial Highlights
For a share outstanding throughout each period

	Year Ended March 31,		Period Ended 3/31/2022 (a)
	2024	2023
Net asset value, beginning of period	$20.39	$22.42	$25.17
Income from investment operations:
Net investment income (loss)	(0.00) (b) (c)	0.01	(0.46)
Net realized and unrealized gain (loss)	0.93	(2.04)	(2.29)
Total from investment operations	0.93	(2.03)	(2.75)
Net asset value, end of period	$21.32	$20.39	$22.42
Total return (d)	4.56%	(9.05)%	(10.93)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,198	$2,039	$2,242
Ratio of total expenses to average net assets	0.70%	0.70%	0.70% (e)
Ratio of net investment income (loss) to average net assets	(0.02)%	0.04%	(0.36)% (e)
Portfolio turnover rate (f)	17%	22%	13%

(a)	Inception date is June 22, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Amount represents less than $0.01.
(c)	Based on average shares outstanding.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2024
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty-two exchange-traded funds that are offering shares. This report covers the First Trust Indxx Medical Devices ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “MDEV” on the CBOE BZX Exchange, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The investment objective of the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Indxx Global Medical Equipment Index. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index. There can be no assurances that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.

Notes to Financial Statements (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2024
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
In addition, differences between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s corresponding index could result in a difference between the Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2024
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of March 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and is included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
There were no distributions paid during the fiscal years ended March 31, 2024 and March 31, 2023.

Notes to Financial Statements (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2024
As of March 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(348,798)
Net unrealized appreciation (depreciation)	(141,109)
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, and 2024 remain open to federal and state audit. As of March 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At March 31, 2024, for federal income tax purposes, the Fund had $348,798 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended March 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended March 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$513	$58	$(571)
As of March 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,335,872	$409,855	$(550,962)	$(141,107)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2024
First Trust has entered into a license agreement with Indxx, Inc. (the “Licensor”), for the Fund. The license agreement allows for the use by First Trust of the Fund’s index and of certain trademarks and trade names of the Licensor. The Fund is a sub-licensee to the applicable agreement.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust, on behalf of the Fund, and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), expenses associated with short sales transactions and extraordinary expenses. Prior to June 12, 2023, First Trust also provided fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which was covered under the annual unitary management fee. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.7000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.6825%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.6650%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.6475%
Fund net assets greater than $10 billion	0.6300%
Effective June 12, 2023, the Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to June 12, 2023, the Trust had multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performed custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH was responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH was responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended March 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $418,156 and $393,487, respectively.

Notes to Financial Statements (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2024
For the fiscal year ended March 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales were $824,569 and $0, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before July 31, 2024.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Indxx Medical Devices ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund VI, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended March 31, 2024, 2023, and for the period from June 22, 2021 (commencement of investment operations) through March 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the years ended March 31, 2024, 2023 and for the period from June 22, 2021 (commencement of investment operations) through March 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
May 21, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2024 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

Additional Information (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2024 (Unaudited)
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021.

Additional Information (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2024 (Unaudited)
There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer

Additional Information (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2024 (Unaudited)
payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Indxx Medical Devices ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $985. This figure is comprised of $43 paid (or to be paid) in fixed compensation and $942 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $492 paid (or to be paid) to senior management of First Trust Advisors L.P. and $493 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2024 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	264	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	264
Director, National Futures
Association; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd.,
ADMIS Singapore Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Senior Vice President, Advocate Health, Continuing Health Division (Integrated Healthcare System) (2023 to present); Executive Vice President, Advocate Aurora Health (Integrated Healthcare System) (2018 to 2023)	264
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (2021 to 2024); and
Director of MobileHelp
(2022 to 2024)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	264	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	264	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	240	None

Board of Trustees and Officers (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2024 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	264	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2024 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2024

First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec, Robert F. Keith and Bronwyn Wright are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $304,626 for the fiscal year ended March 31, 2023 and $329,500 for the fiscal year ended March 31, 2024.

(b)       Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2023 and $0 for the fiscal year ended March 31, 2024.

Audit-Related Fees (Investment Advisor and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2023 and $0 for the fiscal year ended March 31, 2024.

(c)       Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $78,357 for the fiscal year ended March 31, 2023 and $152,500 for the fiscal year ended March 31, 2024. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended March 31, 2023 and $0 for the fiscal year ended March 31, 2024.

(d)       All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended March 31, 2023 and $0 for the fiscal year ended March 31, 2024.

All Other Fees (Investment Advisor and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended March 31, 2023 and $0 for the fiscal year ended March 31, 2024.

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)       The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:

(b) 0%	(b) 0%

(c) 0%	(c) 0%

(d) 0%	(d) 0%

(f)       The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)       The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended March 31, 2023, were $78,357 for the registrant, $18,000 for the registrant’s investment advisor, and $30,500 for the registrant’s distributor and for the fiscal year ended March 31, 2024, were $152,500 for the registrant, $26,000 for the registrant’s investment advisor, and $30,000 for the registrant’s distributor.

(h)       The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)       Not applicable.

(b)       Not applicable.

Item [18]. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

 Item 14. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund VI
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	June 05, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	June 05, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	June 05, 2024

* Print the name and title of each signing officer under his or her signature.